Exhibit 10.11

                              ***Text Omitted and Filed Separately
                                  Confidential Treatment Requested
                            Under 17 C.F.R. Sections 200.80(b)(4),
                                              200.83 and 240.24b-2

                                                         EXECUTION

                                  $168,000,000

                                 LOAN AGREEMENT


                          Dated as of November 20, 2002

                                      among


                            AMERICAN TRANS AIR, INC.,
                                  as Borrower,

                               ATA HOLDINGS CORP.,
                                   as Parent,

                               GOVCO INCORPORATED,
                          as Primary Tranche A Lender,

                                 CITIBANK, N.A.,
                         as Alternate Tranche A Lender,

                          CITICORP NORTH AMERICA, INC.,
                         as Govco Administrative Agent,

                                 CITIBANK, N.A.,
                              as Tranche B Lender,

                               BEARINGPOINT, INC.
                        (formerly KPMG Consulting, Inc.),
                             as Loan Administrator,

                                 CITIBANK, N.A.,
                              as Collateral Agent,

                                 CITIBANK, N.A.,
                                    as Agent,

                                       and

                     AIR TRANSPORTATION STABILIZATION BOARD

                              TABLE OF CONTENTS

                                                                            Page

Article I Definitions, Interpretation And Accounting Terms.....................1

      Section 1.1.      Defined Terms..........................................1
      Section 1.2.      Computation of Time Periods...........................26
      Section 1.3.      Accounting Terms and Principles.......................26
      Section 1.4.      Certain Terms.........................................27

Article II THE LOAN...........................................................27

      Section 2.1.      The Loan..............................................27
      Section 2.2.      Borrowing Procedures..................................28
      Section 2.3.      Scheduled Repayment of the Loan.......................29
      Section 2.4.      Evidence of Debt; Use of Proceeds.....................29
      Section 2.5.      Optional Prepayments..................................31
      Section 2.6.      Mandatory Prepayments.................................32
      Section 2.7.      Interest..............................................33
      Section 2.8.      Fees..................................................34
      Section 2.9.      Payments and Computations.............................36
      Section 2.10.     Certain Provisions Governing the Notes................38
      Section 2.11.     Capital Adequacy......................................41
      Section 2.12.     Taxes.................................................41

Article III Conditions To Loan................................................44

      Section 3.1.      Conditions Precedent to the Loan......................44


Article IV Representations and Warranties.....................................49


      Section 4.1. Organization, Powers, Qualification, Good Standing, Business, Subsidiaries, the Act and the
                        Regulations ..........................................49
      Section 4.2.      Authorization of Borrowing, Etc.......................51
      Section 4.3.      Financial Condition...................................51
      Section 4.4.      No Material Adverse Change; No Restricted Payments or
                        Defaults..............................................53
      Section 4.5.      Title To Properties; Liens............................53
      Section 4.6.      Perfected Security Interest...........................53
      Section 4.7.      Litigation; Adverse Facts.............................53
      Section 4.8.      Payment of Taxes......................................54
      Section 4.9.      Performance of Agreements; Materially Adverse
                        Agreements............................................54
      Section 4.10.     Governmental Regulation...............................55
      Section 4.11.     Securities Activities.................................55
      Section 4.12.     Employee Benefit Plans................................55
      Section 4.13.     Environmental Protection..............................56
      Section 4.14.     Solvency..............................................56
      Section 4.15.     Disclosure............................................56
      Section 4.16.     Compliance With Laws..................................57
      Section 4.17.     Indebtedness; Off Balance Sheet Transactions..........57

      Section 4.18.     Insurance.............................................57
      Section 4.19.     Section 1110..........................................57
      Section 4.20.     Absence of Labor Disputes.............................57
      Section 4.21.     Gates and Slots.......................................58
      Section 4.22.     Non-Guarantor Subsidiaries............................58

Article V Covenants...........................................................58

      Section 5.1.      Financial Statements and Other Reports................58
      Section 5.2.      Corporate Existence...................................65
      Section 5.3.      Payment of Taxes and Claims; Tax Consolidation........65
      Section 5.4.      Maintenance of Properties; Insurance..................66
      Section 5.5.      Inspection............................................66
      Section 5.6.      Compliance With Laws, Etc.............................67
      Section 5.7.      Hazardous Materials...................................67
      Section 5.8.      Contractual Obligations...............................68
      Section 5.9.      Employee Benefit Plans................................68
      Section 5.10.     FAA Matters; Citizenship..............................68
      Section 5.11.     Board Guarantee.......................................68
      Section 5.12.     Lower-Tier Covered Transaction........................69
      Section 5.13.     Comptroller General Audits and Reviews................69
      Section 5.14.     Appraisal Reports; Additional Collateral..............69
      Section 5.15.     Additional Subsidiaries...............................71
      Section 5.16.     Chief Executive Officer...............................71
      Section 5.17.     Further Assurances....................................71

Article VI NEGATIVE COVENANTS.................................................72

      Section 6.1.      Liens and Related Matters.............................72
      Section 6.2.      Investments...........................................73
      Section 6.3.      Restricted Payments...................................74
      Section 6.4.      Financial Covenants...................................74
      Section 6.5.      Restriction on Acquisitions; New Subsidiaries.........76
      Section 6.6.      Sales and Lease-Backs.................................77
      Section 6.7.      Transactions with Affiliates..........................78
      Section 6.8.      Conduct of Business...................................78
      Section 6.9.      Merger or Consolidation...............................79
      Section 6.10.     Limitation on Asset Sales.............................79
      Section 6.11.     Limitations with Respect to Subsidiaries..............80
      Section 6.12.     Partnerships and Joint Ventures; Speculative
                        Transactions..........................................80
      Section 6.13.     Limitations on Amendments.............................80
      Section 6.14.     Going Private Transactions............................81
      Section 6.15.     No Further Negative Pledges...........................81

      Section 6.16.     Incentive Equity Plan and Other Incentive
                        Compensation..........................................82

Article VII Events of Default.................................................82

      Section 7.1.      Events of Default.....................................82
      Section 7.2.      Remedies..............................................86


Article VIII THE LOAN ADMINISTRATOR...........................................86

      Section 8.1.      Acceptance of Appointment and Services................86
      Section 8.2.      Loan Administrator's Reliance.........................89
      Section 8.3.      Indemnification.......................................91
      Section 8.4.      Successor Loan Administrator..........................91
      Section 8.5.      Conflict of Interest..................................92
      Section 8.6.      Representations, Warranties and Covenants of the Loan
                        Administrator.........................................92

Article IX THE FACILITY AGENTS................................................93

      Section 9.1.      Authorization and Action..............................93
      Section 9.2.      Facility Agents' Reliance, Etc........................94
      Section 9.3.      Facility Agents and Affiliates........................95
      Section 9.4.      Representations of the Lenders and of the Board.......95
      Section 9.5.      Events of Default; Termination of Board Guarantee.....96
      Section 9.6.      Facility Agents' Right to Indemnity...................96
      Section 9.7.      Indemnification of Facility Agents....................97
      Section 9.8.      Successor Facility Agents.............................97
      Section 9.9.      Collateral Agent's Further Protections................98


Article X MISCELLANEOUS......................................................101

      Section 10.1.     Amendments, Waivers, Etc.............................101
      Section 10.2.     Assignments and Participations.......................103
      Section 10.3.     Costs and Expenses...................................105
      Section 10.4.     Indemnities..........................................106
      Section 10.5.     Right of Set-off.....................................107
      Section 10.6.     Sharing of Payments, Etc.............................107
      Section 10.7.     Notices, Etc.........................................108
      Section 10.8.     No Waiver; Remedies..................................108
      Section 10.9.     Independence of Representations, Warranties and
                        Covenants............................................108
      Section 10.10.    Governing Law........................................109
      Section 10.11.    Submission to Jurisdiction; Service of Process.......109
      Section 10.12.    Waiver of Jury Trial.................................109
      Section 10.13.    Marshaling; Payments Set Aside.......................109
      Section 10.14.    Section Titles.......................................110

      Section 10.15.    Execution in Counterparts............................110
      Section 10.16.    Third Party Beneficiary..............................110
      Section 10.17.    Severability.........................................110
      Section 10.18.    Confidentiality......................................110
      Section 10.19.    No Proceedings.......................................111
      Section 10.20.    Govco Administrative Agent...........................111
      Section 10.21.    Acknowledgement Regarding Federal Authority..........112
      Section 10.22.    Cumulative Rights and Remedies.......................113



Annexes

Annex A  -        Notice Addresses
Annex B  -        Lending Office


Schedules

Schedule 2.8(g)   Loan Administrator Hourly Fee Rate Schedule
Schedule 4.1      Subsidiaries
Schedule 4.2      Consents and Approvals
Schedule 4.8      Tax Sharing Agreements
Schedule 4.9(c)   Material Agreements
Schedule 4.9(d)   Concessions
Schedule 4.17     Indebtedness
Schedule 4.22     Non-Guarantor Subsidiaries
Schedule 6.1      Liens and Payment Restrictions
Schedule 6.2      Investments
Schedule 6.6      Sale-Leasebacks
Schedule 6.7      Transactions with Affiliates


Exhibits

Exhibit A        - Form of Assignment and Acceptance
Exhibit B1       - Form of Tranche A Note
Exhibit B2       - Form of Tranche B Note
Exhibit C        - Form of Notice of Borrowing
Exhibit D        - Form of Board Guarantee
Exhibit E        - Form of Participation Agreement
Exhibit F        - Form of Warrant Agreement

Exhibit G        - Form of Security Agreement
Exhibit H        - Form of Collateral Value Certificate
Exhibit I        - Form of Subsidiary Guarantee
Exhibit J        - Form of Parent Guarantee
Exhibit K        - Certain Economic Terms

     LOAN AGREEMENT, dated as of November 20, 2002, among AMERICAN TRANS AIR, INC., an Indiana corporation (the "Borrower"); ATA HOLDINGS CORP., an Indiana corporation (the "Parent"); GOVCO INCORPORATED, a Delaware corporation (the "Primary Tranche A Lender"); CITIBANK, N.A., in its capacity as an alternate lender to the Primary Tranche A Lender (in such capacity, together with its successors and permitted assigns, the "Alternate Tranche A Lender" and collectively, together with the Primary Tranche A Lender and its successors and permitted assigns, the "Tranche A Lenders"); CITICORP NORTH AMERICA, INC., a Delaware corporation, as administrative agent for the Primary Tranche A Lender and the commercial paper holders of the Primary Tranche A Lender (together with its successors and permitted assigns, the "Govco Administrative Agent"); CITIBANK, N.A., in its capacity as a lender in respect of Tranche B (as defined herein) (in such capacity, together with its successors and permitted assigns, the "Tranche B Lender"); BEARINGPOINT, INC. (formerly KPMG Consulting, Inc.), in its capacity as loan administrator hereunder (together with its successors and permitted assigns, the "Loan Administrator"); CITIBANK, N.A., in its capacity as collateral agent hereunder (together with its successors and permitted assigns, the "Collateral Agent"); CITIBANK, N.A., as agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent"); and AIR TRANSPORTATION STABILIZATION BOARD, created pursuant to Section 102 of the Act referred to below (the "Board").

                              W i t n e s s e t h:

     WHEREAS, the Borrower has requested that the Lenders make available to the Borrower a Loan for such general corporate purposes as are permissible under the Air Transportation Safety and System Stabilization Act, P.L. 107-42, as the same may be amended from time to time (the "Act") and the regulations for Air Carrier Guarantee Loan Program issued pursuant to the Act, 14 C.F.R. Part 1300, as the same may be amended from time to time (the "Regulations"); and

     WHEREAS, the Primary Tranche A Lender (or if the Primary Tranche A Lender chooses not to make its portion of the Loan available, the Alternate Tranche A Lender) and the Tranche B Lender are willing severally to make available to the Borrower the Loan upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

Article I

                Definitions, Interpretation And Accounting Terms

     Section 1.1. Defined Terms. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Act" has the meaning specified in the first recital to this Agreement.

          "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Affiliate Transaction" has the meaning specified in Section 6.7(a).

          "Agent" has the meaning specified in the preamble to this Agreement.

          "Aggregate Amounts Due" has the meaning specified in Section 10.6

          "Agreement" means this Loan Agreement.

          "Aircraft Related Equipment" means aircraft (including aircraft engines installed thereon) in the fleet of the Borrower (or other Wholly-Owned Subsidiary of the Parent), spare aircraft engines, aircraft parts, simulators and passenger loading bridges or other flight or ground equipment.

          "Alliance Agreements" means business alliance agreements entered into by the Borrower from time to time that include, but are not limited to, code-sharing, frequent flyer, ground handling and marketing agreements that are entered into in the ordinary course of business.

          "Alternate Tranche A Lender" has the meaning specified in the preamble to this Agreement.

          "Applicable Tranche A Interest Rate" means, for any Interest Period, the sum of (1) the Primary Tranche A Lender's weighted average cost (as defined below) for such Interest Period related to the issuance of commercial paper notes and other short-term borrowings or the sale of participation interests (collectively, "Commercial Paper"), which in each case have been allocated by the Primary Tranche A Lender to Tranche A, which rate includes related issuance costs incurred by the Primary Tranche A Lender and (2) 0.35% per annum, as calculated by the Govco Administrative Agent for such Interest Period and specified in a notice sent to the Borrower, with a copy to the Loan Administrator and the Agent, at least five Business Days prior to each Interest Payment Date on which the interest so calculated is payable. For purposes of the foregoing, the Primary Tranche A Lender's "weighted average cost" of Commercial Paper shall consist of (i) the actual interest rate paid to purchasers of Commercial Paper, (ii) the costs associated with the issuance of the Commercial Paper and (iii) other borrowings the Primary Tranche A Lender may incur, including the amount to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market. Notwithstanding the forgoing, if Tranche A is funded by or assigned to any other entity pursuant to the provisions of this Agreement (including without limitation, to the Alternate Tranche A Lender), "Applicable Tranche A Interest Rate" means, for any

          Interest Period, a rate per annum equal to LIBOR for such Interest Period plus 0.40% per annum.

          "Applicable Tranche B Interest Rate" means, for any Interest Period, a rate per annum equal to the greater of (i) LIBOR for such Interest Period plus 5.75% and (ii) the Applicable Tranche A Interest Rate for such Interest Period plus the Guarantee Fee percentage applicable to such Interest Period set forth in Section 2.6 of the Board Guarantee.

          "Application" means the Application of the Borrower to the Board for the issuance of a federal credit instrument under the Act and the Regulations dated June 28, 2002, as supplemented to the Closing Date.

          "Appraisal Report" means a desktop appraisal (or, if applicable, pursuant to Section 5.14, an inspection report) in form and substance satisfactory to the Board (or if the Board Guarantee is no longer in effect, the Requisite Lenders) and prepared by an Appraiser, which certifies, at the time of determination, the market value of the applicable appraised property and the value of such property that can be obtained in a sale conducted as part of an orderly liquidation.

          "Appraised  Collateral"  means all Collateral that is Aircraft Related
          Equipment, which shall include all Collateral (other than Pledged Accounts (as defined in the Security Agreement)) of the type the value of which is reflected on the Collateral Value Certificate delivered pursuant to Section 3.1(a)(ix).

          "Appraised Value" means, in the case of any Appraised Collateral, the liquidation value of such Collateral as reflected in the most recent Appraisal Report in respect of such Collateral.

          "Appraiser" means Aviation Specialists Group, Inc. or any other firm of nationally recognized, independent appraisers as may be agreed by the Borrower, the Board and the Lenders.

          "ASM" means the "available seat miles" of the Borrower.

          "Asset Sale" means any sale, transfer or other disposition (including by way of merger, consolidation, exchange of assets or sale-leaseback transactions), in one transaction or a series of related transactions, by either Obligor or any of its Subsidiaries to any Person of (i) all or any of the Capital Stock of any Subsidiary of either Obligor, (ii) all or substantially all of the property and assets of an operating unit or business of either Obligor or any of its Subsidiaries or (iii) any other property and assets of either Obligor or any of its Subsidiaries outside of the ordinary course of business of such Obligor or such Subsidiary; provided, that no (i) sales of Aircraft Related Equipment as part of a sale-leaseback transaction in connection with the acquisition of such Aircraft Related Equipment by the Borrower or another Wholly-Owned Subsidiary of the Parent and entered into within eighteen months after such acquisition or (ii) other sale-leasebacks described on Schedule 6.6 shall be included within the meaning of "Asset Sale" (except that if a sale described in clause (i) of this proviso is consummated while there is a Value Differential, such sale shall be included within the meaning of "Asset Sale").

          "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Lender, consented to by the Board and accepted by the Agent (unless consummated pursuant to Section 10.2(d)), in substantially the form of Exhibit A.

          "Bankruptcy Code" means Title 11 of the United States Code as now and hereafter in effect, or any successor statute.

          "BATA Joint Venture" means the joint venture pursuant to the limited liability company agreement of BATA Leasing, LLC, dated as of March 13, 2001, between MDFC Equipment Leasing Corporation, American Trans Air, Inc. and the other parties from time to time a party thereto, and documents executed in connection therewith.

          [...***...]

          "Board" has the meaning specified in the preamble to this Agreement.

          "Board Guarantee" means the Guarantee Agreement dated as of the date hereof and executed by the Board, the Tranche A Lenders and the Agent, in substantially the form of Exhibit D.

          "Borrower"  has  the  meaning   specified  in  the  preamble  to  this
          Agreement.

          "Borrowing" means the borrowing of the Loan.

          "Business Day" means a day of the year on which banks are not required or authorized to close in New York, New York or Indianapolis, Indiana and, if the applicable Business Day relates to notices, determinations, fundings and payments in connection with LIBOR, a day on which dealings in Dollar deposits are also carried on in the London interbank market.

          "Capital Lease," as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person, and the amount of Indebtedness represented by such lease shall be the capitalized amount of the obligations evidenced thereby determined in accordance with GAAP.

          "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital stock, whether now outstanding or issued after the date of this Agreement, including, without limitation, all Common Stock.

                                             ***Confidential Treatment Requested

          "Cash" means money, currency or a credit balance.

          "Cash Equivalents" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States
          Government or (b) issued by any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either S&P or Moody's; (iii) commercial paper not issued by either Obligor or any of its Subsidiaries maturing no more than one year after such date and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's.

          "Cash Proceeds" means, with respect to any Asset Sale, the proceeds of such Asset Sale in the form of Cash and Cash Equivalents, including payments of deferred payment obligations when received in the form of Cash or Cash Equivalents and proceeds from the conversion of other property received when converted to Cash or Cash Equivalents.

          "Change in Control" means (i) the acquisition at any time by any Person or two or more Persons acting in concert (other than the Parent or the Existing Stockholder) of "beneficial ownership" (within the meaning of Section 13(d) under the Exchange Act and the rules and regulations promulgated thereunder) in excess of 35% of the total voting power of the Voting Stock of the Borrower or the Parent, and the Parent or the Existing Stockholder shall fail to own at least 51% of such Voting Stock; (ii) the sale, lease, transfer or other disposition, of all or substantially all of the assets of the Borrower or the Parent to any Person or two or more Persons acting in concert as an entirety or substantially as an entirety in one transaction or a series of related transactions; (iii) the merger or consolidation of the Borrower or the Parent, with or into another corporation, or the merger of another corporation into the Borrower or the Parent, or any other transaction, with the effect that a Person (other than the Parent or the Existing Stockholder) or two or more Persons acting in concert (other than the Parent and the Existing Stockholder) has "beneficial ownership" (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) in excess of 35% of the Voting Stock of the Borrower or the Parent, or (if the Borrower or the Parent is not the surviving corporation in such transaction) such other corporation (including, in any such case, indirect ownership through another Person), and the Parent or the Existing Stockholder shall fail to own at least 51% of such Voting Stock; (iv) the liquidation or dissolution of the Borrower or the Parent; or (v) if a majority of the board of directors of the Borrower or the Parent shall no longer be composed of individuals (a) who were members of said board on the date hereof, (b) whose election or nomination to said board was approved by individuals referred to in clause (a) above constituting at the time of such election or nomination at least a majority of said board or (c) whose election or nomination to said board was approved by individuals referred to in clauses (a) and (b) above constituting at the time of such election or nomination at least a majority of said board. For purposes of this definition, the term Person includes a "person" or "group" within the meaning of Rule 13d-3 under the Exchange Act.

          "Closing Date" means the date on which the Loan is made.

          "Collateral" has the meaning set forth in the Security Agreement.

          "Collateral Agent" has the meaning set forth in the preamble to this Agreement.

          "Collateral Value" means, as of any date of determination, the aggregate value of the following Collateral, determined by taking the sum of: (a) the Appraised Value of all Appraised Collateral, as stated in the then most current Appraisal Report(s) therefor (except that with respect to the Collateral Value Certificate delivered pursuant to
          Section 3.1(a)(ix), the Collateral Value of the Appraised Collateral shall be determined as set forth therein), and (b) eighty-five percent (85%) of the Eligible Accounts as of such date; provided, that none of the following Ineligible Assets shall be included in the computation of Collateral Value (collectively, the "Ineligible Assets"): (A) property or assets not subject to a first priority perfected Lien in favor of the Collateral Agent under the Security Agreement, including any property or assets that may no longer be owned by an Obligor as a result of an Asset Sale or otherwise; and (B) property or assets subject to any event of loss, damage or other casualty that has materially and adversely affected the value of such Collateral, whether insured or not, and in the event that any Ineligible Assets are excluded from the computation of the Collateral Value based on this proviso, the Collateral Value computed in accordance with the foregoing method shall be adjusted to exclude such Ineligible Assets.

          "Collateral Value Certificate" means a certificate executed by a Responsible Officer of Borrower in substantially the form of Exhibit H annexed hereto.

          "Commitment" has the meaning specified in Section 2.1(a).

          "Commodity Agreement" means any agreement or arrangement the value of which fluctuates based on the value of a commodity.

          "Common Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the date of this Agreement, including, without limitation, all series and classes of such common stock.

          "Concessions" means the concessionary agreements and arrangements referred to in the Application and which are listed on Schedule 4.9(d) hereto.

          "Consolidated EBITDAR" means, with respect to any Person, for any period, the sum of (i) the consolidated operating income of such Person for such period, (ii) consolidated aircraft operating rental expenses of such Person for such period, (iii) amortization, depreciation, non-cash stock compensation expenses and non-cash extraordinary charges that were deducted in arriving at the amount of such consolidated operating income for such period, (iv) non-cash impairment charges, (v) consolidated rental expenses of such Person for such period under each synthetic lease that would appear on the balance sheet of such Person if such lease were treated as a Capital Lease, and (vi) interest income of such Person during such period, all as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Fixed Charges" means, with respect to any Person, for any period, the sum of (a) aggregate gross interest expense of such Person for such period (calculated without regard to any limitations on the payment thereof), including that portion of Capital Lease obligations of such Person representing the interest factor for such period, and (b) the actual amount of rental expenses of such Person for such period under any Operating Lease of real or personal property, all determined on a consolidated basis.

          "Contractual Obligation" as applied to any Person, means any provision of any equity security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

          "Currency Agreement" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement.

          "Current Credit Facility" means the Credit Agreement dated as of January 28, 1999, as amended, among the Borrower, the Parent, the lenders from time to time party thereto and Bank One, N.A.

          "Default" means any condition or event which with the passing of time or the giving of notice or both would become an Event of Default.

          "Dollars" and the sign "$" each mean the lawful money of the United Statesof America.

          "Eligible Accounts" as of any date of determination means accounts receivable shown on the consolidated balance sheet of the Borrower as of the end of the then most recently ended fiscal quarter, net of, without duplication, all reserves against such accounts receivables and any account:

          (i) either with respect to which more than 90 days have elapsed since the date of the original invoice therefor or which is more than 60 days past due;

          (ii) with respect to which, in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

          (iii) which represents an invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the account debtor's obligation to pay such invoice is conditioned upon the Borrower's completion of any further performance under the contract or agreement or as to which the goods or services giving rise thereto have not been delivered or performed, and if applicable, accepted by the account debtor, or the account debtor revokes its acceptance;

          (iv) as to which any one or more of the following events is known to the Borrower to have occurred with respect to the account debtor on such account: death or judicial declaration of incompetency of an account debtor who is an individual; the filing of a case by, or an involuntary case shall be commenced against, an account debtor under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law; or a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over such account debtor, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of such account debtor for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of such account debtor; the institution by or against the account debtor of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the account debtor; the sale, assignment, or transfer of all or substantially all of the assets of the account debtor; the account debtor shall fail generally, or shall admit in writing its inability to pay its debts as such debts become due; or the cessation of the business of the account debtor as a going concern;

          (v) if fifty percent (50%) or more of the aggregate dollar amount of outstanding accounts owed at such time by the account debtor thereon is classified as ineligible under the other criteria set forth herein;

          (vi) which is owed by an account debtor and is in an amount greater than $25,000 to which the Borrower is indebted in any way, or which is subject to any right of setoff or recoupment by the account debtor, unless the account debtor has entered into an agreement to waive setoff rights; or if the account debtor thereon has disputed liability or made any claim with respect to any other account due from such account debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

          (vii) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

          (viii) with respect to which the account debtor is located in any jurisdiction requiring the filing of a notice of business activities report or similar report in order to permit the Borrower to seek judicial enforcement in such jurisdiction of payment of such account, unless the Borrower has qualified to do business in such jurisdiction or has filed a notice of business activities report or equivalent report for the then current year;

          (ix) which is owed by an account debtor which is an Affiliate of the Borrower;

          (x) which is owed by the Government of the United States of America, or any department, agency, public corporation or other instrumentality thereof, unless the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sec. 3727 et seq.) has been complied with; or

          (xi)  which is not  subject  to a first  priority  perfected  security
          interest  in  favor  of  the  Collateral   Agent  under  the  Security
          Agreement.

          "Eligible Affiliate" means with respect to any Lender, an Affiliate of such Lender which is an Eligible Lender.

          "Eligible Collateral" means property of the same nature and type pledged as of the Closing Date pursuant to the Security Agreement.

          "Eligible Lender" means any "lender" under and as defined in the Act and the Regulations.

          "Eligible Participant" means any entity that qualifies as a participant under Section 1300.23(b) of the Regulations and meets all of the other requirements applicable to it as a participant as set forth in the Act, the Regulations and any supplemental requirements issued by the Board.

          "Employee Compensation Agreement" has the meaning specified in Section 3.1(d).

          "Environmental Claim" means any investigation, written request for information, notice, claim, suit, proceeding, demand or order, by any Governmental Authority or any Person arising in connection with any alleged or actual violation of Environmental Laws or with any liability related to Hazardous Materials Activity, or any actual or alleged property damage or harm to human health, safety or the environment.

          "Environmental Laws" means any and all applicable statutes, ordinances, orders, rules, regulations, guidance documents (to the extent compliance therewith is required by any Governmental Authority), judgments, Governmental Authorizations, or any other requirement of any Governmental Authority relating to (a) the prevention or control of pollution or protection of the environment,
          (b) the presence, generation, handling, treatment, storage, disposal, discharge, Release, emission or transportation of Hazardous Materials, or (c) exposure to Hazardous Materials. "Environmental Laws" shall include, but not be limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq.), the National Environmental Policy Act (42 U.S.C. 4321 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. 1801 et seq.), the Toxic Substances Control Act (49 U.S.C. 2601 et seq.), the Clean Air Act (42 U.S.C. 7401 et seq.), the Federal Water Pollution Control Act (33 U.S.C. 1251 et seq.), the Safe Drinking Water Act (42 U.S.C. 3007 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. 11001 et seq.), the Occupational Safety and Health Act (29
          U.S.C. 641 et seq.), and the equivalent statutes in effect in the State of Indiana.


          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

          "ERISA Affiliate" means, as applied to either Obligor, (i) any corporation which is, or was at any time, a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which such Obligor is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which such Obligor is a member; and (iii) solely for purposes of Section 302 of ERISA and
          Section 412 of the Internal Revenue Code any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which such Obligor, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

          "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Internal Revenue Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Internal Revenue Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by either Obligor or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the incurrence by either Obligor or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (f) the receipt by either Obligor or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; or (g) the receipt by either Obligor or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from either Obligor or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Event of Default" has the meaning specified in Section 7.1.

          "Excess Cash Flow" means, with respect to any Person,  for any period,
          (i) Consolidated EBITDAR of such Person for such period, minus (ii) the sum of the following, all determined on a consolidated basis: (A) any change (positive or negative) in Working Capital of such Person from the first day of such period to the last day of such period, (B) payments of principal and interest with respect to the consolidated Indebtedness for borrowed money of such Person during such period, to the extent such payments are not prohibited under this Agreement, (C) income taxes paid by such Person during such period, (D) aircraft rentals paid by such Person during such period under Operating Leases,
          (E) subject to compliance with the second proviso of Section 5.14(b), cash used during such period to purchase Aircraft Related Equipment, and (F) $10,000,000.

          "Excess Proceeds" has the meaning specified in Section 2.6(b).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          "Existing Letters of Credit" means the letters of credit existing on the date hereof pursuant to the Current Credit Facility.

          "Existing Stockholder" means J. George Mikelsons, his spouse and his heirs, and his estate and any trust established for him, his spouse or his heirs.

          "Existing  Stockholder  Undertaking"  has  the  meaning  specified  in
          Section 3.1(d)(ii).

          "Facilities" means any and all real property now, hereafter or heretofore owned, leased or operated by either Obligor or any of its Subsidiaries and any of their respective predecessors.

          "Facility Agent" has the meaning specified in Section 9.1.

          "Fair Market Value" of any asset, as used in the definition of Indebtedness or with respect to any asset subject to an Asset Sale, means the price that could be obtained for such asset by a seller at the time of determination in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer, as determined in good faith by the board of directors of the Obligor or the Subsidiary thereof making such determination, taking into consideration market conditions at the time of determination.

          "Federal Reserve Board" means the Board of Governors of the Federal Reserve System, or any successor thereto.

          "Fiscal Year" means the fiscal year of the Obligors referenced in the financial statements to be delivered by them pursuant to Section 5.1.

          "Fitch" means Fitch, Inc., and any successor thereto that is a nationally recognized rating agency.

          "Future Issuance" means each (i) borrowing by the Parent or the Borrower or any of their Subsidiaries from any source (other than Trade Payables and accrued expenses arising in the ordinary course of business or borrowings from the Parent or any of its Subsidiaries), including in the debt capital markets or from commercial bank lenders after the date of this Agreement, and (ii) issuance of any Capital Stock or any warrants, options or other rights that are convertible into or exercisable for Capital Stock by the Parent, the Borrower or any of their respective Subsidiaries after the date of this Agreement, except for issuances of Capital Stock of the Parent in connection with the exercise of stock options or similar rights issued as compensation by existing or former officers, directors or employees of the Parent, the Borrower or any of their Subsidiaries.

          "GAAP" means, subject to the limitations on the application thereof set forth in Section 1.3, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession or as may be mandated by applicable law.

          [...***...]

          "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Governmental Authorization" means any permit, license, certificate, authorization, plan, directive, consent order or consent decree issued, promulgated or entered into by or with any Governmental Authority pursuant to any Environmental Law.

          "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such first Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise); (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of

                                             ***Confidential Treatment Requested
          the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); or (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of such other Person so as to enable such Person to pay such Indebtedness. The term "Guarantee" used as a verb has a corresponding meaning.

          "Guarantee Fee" has the meaning specified in Section 2.06 of the Board Guarantee.

          "Hazardous Materials" means (y) any petroleum or petroleum products (including, without limitation, gasoline, crude oil, or any fraction thereof), radioactive materials or wastes, radon, asbestos in any form, urea formaldehyde foam insulation and polychlorinated biphenyls and (z) any other chemical, material, substance or waste that in relevant form or concentration is prohibited, limited or regulated, or is defined, listed or classified as a hazardous or toxic substance, under any Environmental Law.

          "Hazardous Materials Activity" means any past or current use, storage, Release, threatened Release, generation, treatment, remediation, proposed remediation or transportation of any Hazardous Material caused by, or undertaken by or on behalf of, either Obligor, any of its Subsidiaries or any of their respective predecessors or Affiliates.

          [...***...]

          "Indebtedness" means, with respect to any Person at any date of determination (without duplication), (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;
          (iii) all obligations of such Person in respect of letters of credit (except, with respect to determining compliance with the provisions in
          Section 6.4(b), to the extent such letters of credit are cash collateralized by the Parent or the Borrower) or other similar instruments (including reimbursement obligations with respect thereto); (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services; (v) all Capital Lease obligations of such Person (the amount of the Indebtedness in respect of Capital Lease obligations to be determined as provided in the definition of Capital Lease in this
          Section 1.1); (vi) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, that the amount of such Indebtedness shall be the lesser of (A) the Fair Market Value of such asset at such date of determination and (B) the stated principal amount of such Indebtedness; (vii) all Indebtedness of other Persons Guaranteed by such Person to the extent such Indebtedness is Guaranteed by such Person, including Indebtedness described in the preceding clause (vi) which is recourse to such guarantor; (viii) to the extent not otherwise included in this definition and to the extent treated as a liability under GAAP, obligations under Currency Agreements, Interest Rate Agreements and Commodity Agreements; (ix) the capitalized amount of remaining lease payments

                                             ***Confidential Treatment Requested
          owing by such Person under synthetic leases that would appear on the balance sheet of such Person if such lease were treated as a Capital Lease; (x) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) to the extent such transaction is effected with recourse to such Person (whether or not such transaction would be reflected on the balance sheet of such Person in accordance with GAAP); (xi) solely for purposes of determining compliance with Section 6.4(b), all
          Operating Lease obligations of such Person with respect to Aircraft Related Equipment (the amount of Indebtedness in respect of Operating Lease obligations to be determined as provided in the definition of Operating Lease in this Section 1.1); and (xii) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer to the extent such Indebtedness is recourse to such Person; provided that the term "Indebtedness" shall not include (A) Trade Payables and accrued expenses arising in the ordinary course of business, (B) solely for purposes of determining compliance with Section 6.4(b), obligations incurred to finance purchase deposits on Aircraft Related Equipment in an outstanding amount no greater than $50,000,000 at any time or (C) agreements providing for indemnification, purchase price adjustments or similar obligations incurred or assumed in connection with the acquisition or disposition of assets or Capital Stock. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date; provided that the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP.

          "Indemnified Liabilities" has the meaning specified in Section 10.4.

          "Indemnified Taxes" has the meaning specified in Section 2.12(a).

          "Indemnitees" has the meaning specified in Section 10.4.

          "Ineligible Assets" has the meaning specified in the definition of Collateral Value.

          "Insured Amount" means the amount specified therefor on Exhibit K.

          "Interest Payment Date" means each February 25, May 25, August 25 and November 25; provided, however, that:

          (i) the Loan Maturity Date shall be an Interest Payment Date;

          (ii) if any Interest Payment Date would otherwise fall on a day which is not a Business Day, such Interest Payment Date shall fall on the next succeeding Business Day, unless such next succeeding Business Day shall fall in another calendar month, in which event such Interest Payment Date shall fall on the immediately preceding Business Day; and

          (iii) following a Default or an Event of Default, each "Interest Payment Date" shall be the last day of each Interest Period occurring during such period in which such Default or Event of Default exists.

          "Interest Period" means (a) initially, the period commencing on the Closing Date and ending on but excluding the next succeeding Interest Payment Date and (b) thereafter, each successive period commencing on and including the immediately preceding Interest Payment Date and ending on but excluding the next succeeding Interest Payment Date; provided, that following a Default or Event of Default, each Interest Period shall be for such duration of one month or less as shall be selected by the Agent by notice to the Borrower, each Lender, each Participant, the Loan Administrator and the Board on or prior to restart of such Interest Period (and in the absence of any such notice or selection, the applicable Interest Period shall be determined as provided above without regard to this proviso). Notwithstanding the foregoing, if Tranche A of the Loan is assigned by the Primary Tranche A Lender to any other Person (including, but not limited to, the Alternate Tranche A Lender) pursuant to Section 10.2, the relevant Interest Period for Tranche A of the Loan during which such assignment occurs shall be divided into two Interest Periods, with the first of such periods ending on the date on which such assignment occurs, and the second of such periods commencing on the date on which such assignment occurs.

          "Interest Rate Agreement" means any interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

          "Investment" means with respect to any Person, any direct or indirect advance, loan (other than advances to customers in the ordinary course of business consistent with past practices that are recorded as accounts receivable on the balance sheet of such Person or its Subsidiaries) or other extension of credit or capital contribution or other equity investment by such Person to any other Person, including by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others or any purchase or acquisition by such Person of Capital Stock (or warrants, options or any other rights convertible into or exercisable for Capital Stock), bonds, notes, debentures or other similar instruments issued by any other Person.

          "IRS" means the Internal Revenue Service of the United States or any successor thereto.

          "Lender" means the Primary Tranche A Lender, the Alternate Tranche A Lender and/or the Tranche B Lender (including their respective successors and permitted assigns), as the context may require, and the term "Lenders" means the Primary Tranche A Lender, the Alternate

          Tranche A Lender and the Tranche B Lender (including their respective successors and permitted assigns) collectively; provided, that (x) the terms "Lender" and "Lenders" shall include the Board if it acquires any interest in Tranche A of the Loan as contemplated by Section 2.9(f) and the Board Guarantee, and (y) if the Primary Tranche A
          Lender assigns its rights under this Agreement to the Alternate Tranche A Lender, the term "Lender" shall no longer include the Primary Tranche A Lender.

          "Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Lending Office" opposite its name on Annex B or on the Assignment and Acceptance by which it became a Lender or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

          "LIBOR" means, with respect to any Interest Period, the offered rate in the London interbank market for deposits in United States dollars of amounts equal or comparable to the unpaid principal amount of the applicable Tranche of the Loan offered for a term comparable to such Interest Period, as currently shown on the Bridge/Telerate page 3750 as of 11:00 a.m., London time, two Business Days prior to the first day of such Interest Period; provided, however, that (A) if more than one offered rate as described above appears on such Bridge/Telerate page, the rate used to determine LIBOR will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100 of 1%) of such offered rates, (B) if no such offered rates appear, the rate used for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100 of 1%) of rates quoted by the Reference Banks at approximately 10:00 a.m., New York time, two
          Business Days prior to the first day of such Interest Period for deposits in United States dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the unpaid principal amount of the applicable Tranche of the Loan and (C) in the case of an Interest Period commencing after an assignment of Tranche A of the Loan from the Primary Tranche A Lender to the Alternate Tranche A Lender, all determinations of LIBOR shall be made on the first day of such Interest Period (rather than two Business Days prior to the first day of such Interest Period). If the Agent ceases generally to use such Bridge/Telerate page for determining interest rates based on eurodollar deposit rates, a comparable internationally recognized interest rate reporting service shall be used to determine such offered rates.

          "LIBOR Lenders" means Lenders holding Notes that bear interest at a rate determined by reference to LIBOR.

          "Lien" means any lien, mortgage, pledge, assignment, security interest, charge, hypothecation, preference, priority, privilege, lease or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any easement, right-of-way or other encumbrance on title to real property, and any agreement to give any security interest).

          "Liquidation Period" has the meaning specified in Section 2.10(e).

          "Liquidity   Certificate"   has  the  meaning   specified  in  Section
          5.1(b)(x).

          "Loan" has the meaning specified in Section 2.1.

          "Loan Administrator" has the meaning specified in the preamble to this Agreement.

          "Loan Administrator Relationship" has the meaning specified in Section 8.5.

          "Loan Documents" means, collectively, this Agreement, the Notes, the Warrants, the Employee Compensation Agreement, the Parent Guarantee, the Subsidiary Guarantee, the Participation Agreements, the Security Documents, the Existing Stockholder Undertaking and each other certificate, agreement or document executed by either Obligor or any of its Subsidiaries and delivered to the Agent, the Collateral Agent, the Lenders or the Board in connection with or pursuant to this Agreement.

          "Loan Maturity Date" means November 25, 2008, except that if such date is not a Business Day, then the Loan Maturity Date shall be the immediately succeeding Business Day.

          "Loss Payee Amount" means the amount specified therefor on Exhibit K.

          "Margin Stock" has the meaning assigned to that term in Regulation T, U or X of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "Material Adverse Effect" means (a) a material adverse effect on (i) the business condition (financial or otherwise), operations, performance, prospects, assets or properties of the Obligors and their Subsidiaries, taken as a whole or (ii) the legality, validity, binding effect or enforceability against any Obligor or its Subsidiaries of any Loan Document, the rights and remedies of the Agent, the Collateral Agent, the Board or any Lender under any Loan Document, or
          (b) any material adverse effect on or material impairment of (i) the ability of either Obligor or its Subsidiaries to perform its payment or other obligations under the Loan Documents or (ii) the value of, or the validity and priority of the Liens on, the Collateral.

          "Minimum Liability Insurance Amount" means the amount specified therefor on Exhibit K.

          "Moody's" means Moody's Investors Service, Inc., and any successor thereto that is a nationally recognized rating agency.

          "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NASDAQ" means The Nasdaq Stock Market, an electronic securities market operated by The Nasdaq Stock Market, Inc., a wholly owned subsidiary of the National Association of Securities Dealers, Inc.

          "Net Cash Proceeds" means, with respect to any Asset Sale, the Cash Proceeds of such Asset Sale, net of (i) reasonable and customary brokerage commissions and other reasonable and customary fees and expenses (including reasonable fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale taking into account the consolidated results of operations of the Parent and its
          Subsidiaries, taken as a whole (as estimated in good faith by the Chief Financial Officer of the Parent), (iii) payments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Sale that (A) is secured by a Lien on the property or assets sold and (B) is required by its terms to be paid as a result of such Asset Sale, and (iv) appropriate amounts to be provided by the Parent or any of its Subsidiaries as a reserve against any liabilities associated with such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as determined in conformity with GAAP, but limited to the period of the required reserve.

          "Net Condemnation Proceeds" means an amount equal to: (i) any cash payments or proceeds received by either Obligor or any of its Subsidiaries as a result of any condemnation or other taking or temporary or permanent requisition of any property, any interest therein or right appurtenant thereto, or any change of grade affecting any property, as the result of the exercise of any right of condemnation or eminent domain by a Governmental Authority (including a transfer to a Governmental Authority in lieu or anticipation of a condemnation), minus (ii) (a) any actual and reasonable costs incurred by either Obligor or any of its Subsidiaries in connection with any such condemnation or taking, (b) any taxes payable in connection therewith, taking into account the consolidated results of operations of the Parent and its Subsidiaries, taken as a whole (as estimated in good faith by the Chief Financial Officer or the Chief Accounting Officer of the Parent), (c) the amount of any Indebtedness secured by a Lien on any property subject to such condemnation or taking and any related expenses of third parties, in each case required by the documentation related to such Lien to be discharged or paid from the proceeds thereof and (d) any amounts required to be paid to any Person (other than an Obligor or any of the Obligors' Subsidiaries) owning a beneficial interest in the property subject to such condemnation or taking.

          "Net Insurance Proceeds" means an amount equal to: (i) any Cash payments or proceeds received by the Parent or any of its Subsidiaries under any casualty insurance policy in respect of a covered loss thereunder with respect to tangible, real or personal property, minus
          (ii) (a) any actual and reasonable costs incurred by the Parent or any of its Subsidiaries in connection with the adjustment or settlement of any claims in respect thereof, (b) any taxes payable in connection therewith, taking into account the consolidated results of operations of the Parent and its Subsidiaries, taken as a whole (as estimated in good faith by the Chief Financial Officer of the Parent), (c) the amount of any Indebtedness secured by a Lien on any property subject to such covered loss and required to be discharged from the proceeds thereof and (d) any amounts required to be paid to any Person (other than the Parent or any of its Subsidiaries) owning a beneficial interest in the property subject to such loss.

          "9 5/8% Senior Notes" means the 9 5/8% senior notes due 2005 of the Parent.

          "9 5/8% Senior Notes Indenture" means the indenture relating to the 9 5/8% Senior Notes, as supplemented or amended.

          "Non-Guarantor Subsidiary" means any Subsidiary of the Parent that is not a "Guarantor" as defined in and pursuant to the 10 1/2% Senior Notes Indenture or 9 5/8% Senior Notes Indenture.

          "Non-U.S. Person" means a Person that is not a United States person as defined in section 7701(a)(30) of the Internal Revenue Code.

          "Notes" has the meaning specified in Section 2.4(d).

          "Notice of Borrowing" has the meaning specified in Section 2.2(a).

          "Obligations" means all payment and performance obligations of every nature of the Borrower and the Parent from time to time owed to the Agent, the Collateral Agent, the Govco Administrative Agent, the Lenders, the Loan Administrator, the Participants or the Board or any of their respective Affiliates, officers, directors, employees, agents and advisors in, under or in respect of this Agreement or any Note, whether for principal, interest, fees, expenses, indemnification or otherwise.

          "Obligor" means each of the Parent and/or the Borrower, together with their respective successors and permitted assigns.

          "Obsolete Parts Cap" means the amount specified therefor on Exhibit K.

          "Officer" means, as applied to any corporation, each Responsible Officer, the Chairman of the Board (if an officer), President, Controller, Assistant Treasurer, Secretary or Assistant Secretary.

          "Officer's Certificate" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer), president, one of its vice presidents, chief financial officer, controller, treasurer or assistant treasurer or an assistant secretary; provided, that every Officer's Certificate shall include (i) a statement that the officer acting in such capacity making or giving such Officer's Certificate has read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signer, s/he has made or has caused to be made such examination or investigation as is necessary to enable her/him to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the signer, such condition has been complied with.

          "Operating Lease" means, as applied to any Person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) under which such Person is lessee, that is not a Capital Lease. For purposes of determining compliance with Section 6.4(b), the amount of Indebtedness in respect of any Operating Lease at the end of any fiscal quarter shall be an amount equal to the product of (x) six (6) and (y) the total amount of all lease payments in respect of such Operating Lease for the four most recently ended fiscal quarters.

          "Other Taxes" has the meaning specified in Section 2.12(b).

          "Overdue Rate" means the rate specified therefor on Exhibit K.

          "Parent" has the meaning specified in the preamble to this Agreement.

          "Parent Guarantee" means the Parent Guarantee Agreement dated as of the date hereof and made by the Parent, in substantially the form of Exhibit J.

          [...***...]

          "Participations"   means   the   participations   purchased   by   the
          Participants  on  the  date  hereof  pursuant  to  the   Participation
          Agreements.

          [...***...]

          "Payment Restriction" means, with respect to a Subsidiary of any Person, any encumbrance, restriction or limitation, whether by operation of the terms of its charter or by reason of any agreement or instrument, on the ability of (i) such Subsidiary to (a) pay dividends or make other distributions on its Capital Stock or make payments on any obligation, liability or Indebtedness owed to such Person or any other Subsidiary of such Person, (b) make loans or advances to such Person or any other Subsidiary of such Person, or (c) transfer any of its property or assets to such Person or any other Subsidiary of such Person, or (ii) such Person or any other Subsidiary of such Person to receive or retain any such (a) dividend, distributions or payments,
          (b) loans or advances, or (c) property or assets.

          "Permitted Encumbrances" means the following types of Liens (other than any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA) as applied to property:

          (i) Liens for taxes, assessments or governmental charges or claims the payment of which is either (a) not delinquent for a period of more than 30 days or (b) being contested in good faith by appropriate proceedings, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;
                                             ***Confidential Treatment Requested

          (ii) statutory Liens of landlords and Liens of carriers, vendors, warehousemen, repairmen, mechanics and materialmen and other Liens imposed by law incurred in the ordinary course of business for sums either (a) not delinquent for a period of more than 30 days or (b) being contested in good faith by appropriate proceedings, if such reserve or other appropriate provision, if any, as required by GAAP shall have been made therefor;

          (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds (other than bonds related to judgments and litigations), reimbursement obligations and chargeback rights of Persons performing services for either Obligor or any of its Subsidiaries and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (iv) easements, rights-of-way, restrictions, minor defects, encroachments or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of either Obligor or any of its Subsidiaries;

          (v) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

          (vi) any interest or title of a lessor in property leased by an Obligor under any Capital Lease obligation or Operating Lease which, in each case, is not prohibited under this Agreement (disregarding for this purpose Section 6.1);

          (vii) Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of either Obligor or any of its Subsidiaries on deposit with or in possession of such bank;

          (viii) any renewal of or substitution for any Lien permitted by any of the preceding clauses; provided that the debt secured is not increased nor the Lien extended to any additional assets; and

          (ix) Liens of creditors of any Person to whom the assets of either Obligor or any of its Subsidiaries are consigned for sale in the ordinary course of business.

          "Person" means an individual, partnership, corporation (including a business trust), joint stock company, estate, trust, limited liability company, unincorporated association, joint venture or other entity, or a Governmental Authority.

          "Plan" means any "employee pension benefit plan" as defined in section 3(2) of ERISA in respect of which either Obligor or any ERISA

          Affiliate is (or if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA, other than a Multiemployer Plan.

          "Primary Tranche A Lender" has the meaning specified in the preamble to this Agreement.

          "Proceedings" has the meaning specified in Section 5.1(b)(vi).

          "Pro Forma Basis" means, with respect to compliance with any covenant hereunder, compliance with such covenant after giving effect to any proposed incurrence of Indebtedness by either Obligor or any of its Subsidiaries and the application of the proceeds thereof, the acquisition (whether by purchase, merger or otherwise) or disposition (whether by sale, merger or otherwise) of any company, entity or business or any asset by either Obligor or any of its Subsidiaries or any other action which requires compliance on a Pro Forma Basis. In making any determination of compliance on a Pro Forma Basis, such determination shall be performed after good faith consultation with the Agent using the consolidated financial statements of such Obligor or such Subsidiary which shall be reformulated as if any such incurrence of Indebtedness and the application of proceeds, acquisition, disposition or other action had been consummated at the beginning of the period specified in the covenant with respect to which Pro Forma Basis compliance is required.

          "Redeemable Stock" means any class or series of Capital Stock of any Person that by its terms or otherwise (i) is required to be redeemed prior to the Loan Maturity Date, (ii) may be required to be redeemed at the option of the holder of such class or series of Capital Stock at any time prior to the Loan Maturity Date, or (iii) is convertible into or exchangeable for Capital Stock referred to in clause (i) or
          (ii) above or Indebtedness having a scheduled maturity prior to the Loan Maturity Date; provided that any Capital Stock that would constitute Redeemable Stock solely because of provisions offering holders thereof the right to require the issuer thereof to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" occurring prior to the Loan Maturity Date shall not constitute Redeemable Stock if the asset sale provisions contained in such Capital Stock specifically provide that in respect of any particular asset sale proceeds, the issuer thereof will not repurchase or redeem any such Capital Stock pursuant to such provisions prior to the Borrower's permanent reduction of the aggregate outstanding principal amount of the Loan by an amount at least equal to the Net Cash Proceeds from such asset sale.

          "Reference Banks" means Citibank, N.A., JPMorgan Chase Bank and Bank of America, N.A., and each of their respective successors.

          "Register" has the meaning specified in Section 2.4(e).

          "Regulations" has the meaning specified in the first recital to this Agreement.

          "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property.

          "Requesting Party" has the meaning specified in Section 8.1(b).

          "Requisite Lenders" means, collectively, Lenders holding in excess of fifty percent (50%) of the principal amount of the Loan then outstanding or, prior to the making of the Loan, the Alternate Tranche A Lender and the Tranche B Lender.

          "Requisite LIBOR Lenders" means, collectively, Lenders holding in excess of fifty percent (50%) of the principal amount of the portion of the Loan bearing interest at a rate determined by reference to LIBOR or, prior to the making of the Loan, the Alternate Tranche A Lender and the Tranche B Lender.

          "Responsible Officer" means, with respect to any Person, any of the Chief Executive Officer, Executive Vice Presidents and Chief Financial Officer of such Person, but in any event, with respect to financial matters, the Chief Financial Officer, Treasurer or Controller of such Person.

          "Restricted Payment" means with respect to any Person (i) any declaration or payment of dividends on or making of any distributions in respect of the Capital Stock of such Person (other than dividends or distributions payable solely in shares of Capital Stock (other than Redeemable Stock) or in options, warrants, or other rights to purchase Capital Stock (other than Redeemable Stock)) to holders of Capital Stock of such Person, (ii) any purchase, redemption or other acquisition or retirement for value by such Person (other than through the issuance solely of Capital Stock (other than Redeemable Stock) or options, warrants or other rights to purchase Capital Stock (other than Redeemable Stock)) of any Capital Stock or warrants, rights (other than exchangeable or convertible Indebtedness of such Person not prohibited under clause (iii) below) or options to acquire Capital Stock of such Person, (iii) any redemption, repurchase, defeasance (including, but not limited to, in substance or legal defeasance), or other acquisition or retirement for value by such Person (other than through the issuance solely of Capital Stock (other than Redeemable Stock) or warrants, rights or options to acquire Capital Stock (other than Redeemable Stock)) (collectively, a "prepayment"), directly or indirectly (including by way of setoff or of amendment of the terms of any Indebtedness in connection with any retirement or acquisition of such Indebtedness), other than at any scheduled maturity thereof or by any scheduled repayment or scheduled sinking fund payment, of any Indebtedness of such Person or any Subsidiary of such Person (other than (a) repayment of the Loan, (b) repayment of Indebtedness incurred to finance the acquisition of Aircraft Related Equipment with the proceeds from a sale of such Aircraft Related Equipment as part of a sale-leaseback transaction of the type excepted from the definition of Asset Sales in this Agreement, (c) prepayments of the Current Credit Facility as contemplated by Section 2.4(f) and (d) repayments of

          Indebtedness by any Non-Guarantor Subsidiaries to the Parent or any of its Subsidiaries that are Restricted Subsidiaries as of the date hereof) and (iv) any advances, loans or other Investments by the Borrower or any of its Subsidiaries to or in the Parent.

          "Restricted Subsidiary" has the meaning set forth in the 9 5/8% Senior Notes Indenture and the 10 1/2% Senior Notes Indenture.

          "SEC" means the Securities and Exchange Commission of the United States of America.

          "Security Agreement" means the Mortgage and Security Agreement, dated as of the date hereof made by the Borrower in favor of the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time, including by any Security Agreement Supplement.

          "Security Agreement Supplement" means a supplement to the Security Agreement that subjects additional Collateral to the Lien of the Security Agreement.

          "Security   Documents"   means  the   Security   Agreement   and  each
          certificate, agreement or document executed by either Obligor or any of its Subsidiaries pursuant to the Security Agreement.

          "Solvent" means, with respect to any Person, that as of the date of determination both (A) (i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believes that it will not incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Standard & Poor's" or "S&P" means Standard & Poor's Group, a division of The McGraw Hill Companies, Inc., and any successor thereto that is a nationally recognized rating agency.

          "Subsidiary" means, with respect to any Person, any corporation, partnership, association, limited liability company, trust or estate, joint venture or other business entity of which more than 50% of the issued and outstanding shares of Voting Stock at the time of determination are owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

          "Subsidiary Guarantee" means the Subsidiary Guarantee Agreement, dated as of the date hereof made by Amber Travel, Inc., ATA Cargo, Inc., American Trans Air Training Corporation, Ambassadair Travel Club, Inc., ATA Leisure Corp., American Trans Air ExecuJet, Inc., Chicago Express Airlines, Inc., Washington Street Aviation, LLC and West 63rd Street Land Holding, LLC, in substantially the form of Exhibit I.

          "Substitute Basis" has the meaning specified in Section 2.10(b).

          "Taxes" means any and all present or future taxes, levies, fees, duties, imposts, deductions, charges or withholdings of any nature, and all interest, penalties and other liabilities thereon or computed by reference thereto imposed by any Governmental Authority.

          "10 1/2% Senior Notes" means the 10 1/2% senior notes due 2004 of the Parent.

          "10 1/2% Senior Notes Indenture" means the indenture relating to the 10 1/2% Senior Notes as supplemented or amended.

          "Title 49" means Title 49 of the United States Code, as amended and in effect from time to time, and the regulations promulgated pursuant thereto.

          "Trade Payables" means, with respect to any Person, any accounts payable or any other indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person or any of its Subsidiaries and arising in the ordinary course of business in connection with the acquisition of goods or services but limited to current liabilities in accordance with GAAP.

          "Tranche" has the meaning specified in Section 2.1(a)(ii).

          "Tranche A" has the meaning specified in Section 2.1(a)(i).

          "Tranche A Lender" has the meaning specified in the preamble to this Agreement; provided that the term "Tranche A Lender" shall include the Board if it acquires any interest in Tranche A of the Loan as contemplated by Section 2.9(f) and the Board Guarantee.

          "Tranche A Note" has the meaning specified in Section 2.4(d)(i).

          "Tranche B" has the meaning specified in Section 2.1(a)(ii).

          "Tranche B Lender" has the meaning specified in the preamble to this Agreement.

          "Tranche B Note" has the meaning specified in Section 2.4(d)(ii).

          "United States Citizen" has the meaning specified in Section 4.1(b).

          "Value Differential" has the meaning specified in Section 5.14(b).

          "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote for the election of directors, managers or trustees of any Person (or Persons performing similar functions) irrespective of whether or not at the time stock of any such class or classes will have or might have such voting power by the reason of the happening of any contingency.

          "Warrants" means collectively (i) the Warrant to purchase shares of the Parent's Common Stock issued by the Parent to the Board, (ii) the Warrant to purchase shares of the Parent's Common Stock issued by the Parent to the [...***...], (iii) the Warrant to purchase shares of the Parent's Common Stock issued by the Parent to the [...***...], (iv) the Warrant to purchase shares of the Parent's Common Stock issued by the Parent to the [...***...], and (v) the Warrant to purchase shares of the Parent's Common Stock issued by the Parent to the Tranche B Lender, in each case substantially in the form of Exhibit F.

          "Wholly-Owned" denotes a Subsidiary all of the Voting Stock of which (other than any director's qualifying shares or Investments by foreign nationals mandated by applicable law) is owned directly or indirectly by a single holder.

          "Working  Capital" means,  with respect to any Person, as of any date,
          (i) the current assets (excluding cash and Cash Equivalents) of such Person minus (ii) the current liabilities of such Person (other than the current portion of long-term debt), in each case, determined on a consolidated basis and otherwise in accordance with GAAP as of such date.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     Section 1.2. Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

     Section 1.3. Accounting Terms and Principles.

     (a) All accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in conformity with GAAP.

     (b) If any change in accounting principles used in the preparation of the most recent financial statements referred to in Section 5.1 is hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial
                                             ***Confidential Treatment Requested

Accounting Standards Board or the Accounting Principles Board of the American Institute of Certified Public Accountants (or any successor thereto) and such change is adopted by an Obligor with the agreement of its independent public accountants and results in a change in any of the calculations required by
Article VI had such accounting change not occurred, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such change with the desired result that the criteria for evaluating compliance with such covenants by such Obligor shall be the same after such change as if such change had not been made; provided, however, that no change in GAAP that would affect a calculation that measures compliance with any covenant contained in Article VI shall be given effect until such provisions are amended to reflect such changes in GAAP.

     (c) Financial statements and other information required to be delivered by the Obligors to the Agent, the Lenders, the Participants, the Board or the Loan Administrator pursuant to Section 5.1 shall be prepared in accordance with GAAP in effect at the time of such preparation.

     Section 1.4. Certain Terms.

     (a) The words "herein," "hereof" and "hereunder" and similar words refer to this Agreement as a whole, and not to any particular Article, Section, subsection or clause in this Agreement.


     (b) References in this Agreement to an Exhibit, Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Exhibit, Annex, or Schedule to, or Article, Section, subsection or clause in this Agreement.


     (c) Each agreement defined in this Article I shall include all appendices, annexes, exhibits and schedules thereto. If the prior written consent of any Person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such Person is obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified.


     (d) References in this Agreement to any statute shall be to such statute as amended or modified and in effect at the time any such reference is operative.


     (e) The term "including" when used in any Loan Document means "including without limitation" except when used in the computation of time periods.

                                   Article II

                                    THE LOAN

     Section 2.1. The Loan.


     (a) On the terms and subject to the conditions contained in this Agreement and in reliance upon the representations and warranties of the Obligors set forth herein, the Lenders severally agree to make on or before November 20, 2002 a single term loan (the "Loan") to the Borrower in a single Borrowing not to exceed the principal amount of $168,000,000 as follows:

     (i) the Primary Tranche A Lender, subject to clause (b) below, agrees to participate in the making of the Loan in an amount not to exceed $148,500,000 (such portion of the Loan being herein referred to as "Tranche A" of the Loan); and

     (ii) the Tranche B Lender agrees to participate in the making of the Loan in an amount not to exceed $19,500,000 (such portion of the Loan being herein referred to as "Tranche B" of the Loan, and collectively, together with Tranche A, the "Tranches" and each a "Tranche").

     Any amount of the Loan repaid or prepaid may not be reborrowed. The obligation of each Lender to participate in the making of the Loan up to its respective amount specified above on the terms and conditions hereof is hereinafter called its "Commitment".

     (b) The Primary Tranche A Lender intends but is not obligated to fund Tranche A of the Loan through the issuance and sale of commercial paper. The Primary Tranche A Lender may, at its option, elect at any time not to fund Tranche A of the Loan, in which case the Alternate Tranche A Lender will, subject to the terms and conditions provided herein, be obligated to fund Tranche A of the Loan (it being understood and agreed that Tranche A of the Loan shall be funded by either the Primary Tranche A Lender or the Alternate Tranche A Lender, as the case may be, but not both). In the event that more than one Alternate Tranche A Lender is party hereto, in accordance with Section 10.2, the rights and obligations of each such Alternate Tranche A Lender hereunder are several.

     Section 2.2. Borrowing Procedures.

     (a) The Borrowing shall be made on notice given by the Borrower to the Agent not later than 9:00 a.m. (New York City time) on the proposed Closing Date. Such notice shall be in substantially the form of Exhibit C (a "Notice of Borrowing"), specifying (A) the Closing Date and (B) the aggregate amount of the proposed Borrowing. The Notice of Borrowing shall be irrevocable, and duly executed and delivered on behalf of the Borrower by its Chief Financial Officer or President/Chief Executive Officer.

     (b) Each of the Lenders shall, before 11:00 a.m. (New York City time) on the date of the proposed Borrowing, make available [...***...], in immediately available funds, an amount equal to its Commitment. After the Agent's receipt of such

                                             ***Confidential Treatment Requested
funds and upon  fulfillment or waiver of the applicable  conditions set forth in
Section 3.1, the Agent will make such funds available to the Borrower.

     Section 2.3. Scheduled Repayment of the Loan. The Borrower shall repay the Loan on the dates and in the principal amounts set forth below (along with accrued and unpaid interest thereon pursuant to Section 2.7(c)); provided that, the Borrower shall repay the entire unpaid principal amount of the Loan together with accrued and unpaid interest thereon and all other amounts owing hereunder in respect thereof on the Loan Maturity Date:

--------------------------------------------------------------------------------
  Interest Payment Date falling on or about:          Principal Amount
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
              November 25, 2003                           $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
              February 25, 2004                           $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
                 May 25, 2004                             $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
               August 25, 2004                            $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
              November 25, 2004                           $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
              February 25, 2005                           $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
                 May 25, 2005                             $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
               August 25, 2005                            $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
              November 25, 2005                           $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
              February 25, 2006                           $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
                 May 25, 2006                             $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
               August 25, 2006                            $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
              November 25, 2006                           $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
              February 25, 2007                           $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
                 May 25, 2007                             $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
               August 25, 2007                            $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
              November 25, 2007                           $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
              February 25, 2008                           $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
                 May 25, 2008                             $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
               August 25, 2008                            $7,000,000
-------------------------------------------    ---------------------------------
-------------------------------------------    ---------------------------------
              November 25, 2008                          $28,000,000
-------------------------------------------   ----------------------------------


     Section 2.4. Evidence of Debt; Use of Proceeds.

     (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing such Lender's portion of the Loan outstanding from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

     (b) The Agent shall establish and maintain a register for recording with respect to the Loan (i) the date and amount of each payment on the Loan made by or on behalf of, or collected from, the Borrower, (ii) the amount of each such payment applied in accordance with each clause of Section 2.9(d) and (e) or other applicable terms hereof to scheduled principal of or interest on the Loan and to each of the fees identified in clauses (c), (d), (e), (g) and (h) of
Section 2.8 hereof, and (iii) the date and amount of each payment made by the Board under the Board Guarantee.

     (c) The entries made in the accounts maintained pursuant to clauses (a) and
(b) of this Section 2.4 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loan in accordance with its terms.

     (d) The Borrower shall execute and deliver to the Agent on the Closing Date
(i) a promissory note substantially in the form of Exhibit B1 in the principal amount of Tranche A of the Loan, dated the Closing Date and otherwise appropriately completed (such note, including any replacement note therefor issued in accordance with the provisions of this Section 2.4(d), the "Tranche A Note") and (ii) a promissory note substantially in the form of Exhibit B2 in the principal amount of Tranche B of the Loan, dated the Closing Date and otherwise appropriately completed (such note, including any replacement note therefor issued in accordance with the provisions of this Section 2.4(d), the "Tranche B Note" and, collectively, together with the Tranche A Note, the "Notes"). The Notes shall be made payable to the Agent at the office of the Agent. If any Note is mutilated, lost, stolen or destroyed, the Borrower shall issue a new Note in the same principal amount and having the same interest rate, date and maturity as the Note so mutilated, lost, stolen or destroyed endorsed to indicate all payments thereon. In the case of any lost, stolen or destroyed Note, there shall first be furnished to the Borrower and the Board an instrument of indemnity from the Agent and evidence of such loss, theft or destruction reasonably satisfactory to each of them, together with an officer's certificate of the Borrower certifying and warranting as to the due authorization, execution and delivery of the new Note.

     (e) This Agreement and the Notes are registered instruments. A manually signed copy of this Agreement and the original of a Note shall be evidence of
(i) the rights of each Lender under this Agreement and such Note and (ii) the rights of the Agent under this Agreement. Neither this Agreement nor any Note is a bearer instrument. The Agent will establish and maintain a record of ownership (the "Register") in which the Agent agrees to register by book entry the Agent's and each Lender's interest in the Loan, the Notes and this Agreement, and in the right to receive any payments hereunder or thereunder and any assignment of any such interest or rights. In connection with any assignment pursuant to Section 10.2, the Agent shall maintain a copy of each Assignment and Acceptance delivered to and accepted by it and shall record the names and addresses of the Lenders and principal amount of each Tranche of the Loan owing to each Lender from time to time. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Board, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Agent, the Collateral Agent, the Board, the Loan Administrator or any Lender or Participant at any reasonable time and from time to time upon reasonable prior notice.

     (f) The Borrower may use the proceeds from the Loan for such general corporate purposes as are permissible under the Act and Regulations but not for the prepayment or refinancing of any Indebtedness of the Borrower for borrowed money nor for the acquisition of the stock, or of all or any substantial part of the assets, of any Person; provided, however, that the Borrower may use up to $60,000,000 of the proceeds from the Loan for the prepayment of the Current Credit Facility and for the cash collateralization of the Existing Letters of Credit. No portion of the proceeds from the Borrowing shall be used by the Borrower or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors or to violate Section 7(c) of the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

     Section 2.5. Optional Prepayments.

     (a) The Borrower may, upon at least fifteen days' prior revocable written notice to the Board, the Loan Administrator and the Agent stating the proposed date and aggregate principal amount of the prepayment, elect to prepay the outstanding principal amount of the Loan, ratably as to each Tranche, in whole or in part (but not less than a minimum amount of the lesser of $5,000,000 and five percent of the then outstanding principal amount of the Loan), together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that if any prepayment of all or a portion of the Loan is made by the Borrower other than on an Interest Payment Date or if the Borrower revokes such notice at any time within such fifteen days, the Borrower shall also pay any amounts owing pursuant to Section 2.10(e) and (f). The Borrower shall establish to the satisfaction of the Board and the Agent three Business Days in advance of any prepayment of the Loan its ability to pay the amount to be prepaid.

     (b) Upon the giving of any notice of  prepayment  under  clause (a) of this
Section 2.5, the principal amount of the Loan specified to be prepaid together with accrued and unpaid interest thereon shall become due and payable on the date specified for such prepayment; provided, however, that any failure to make any such prepayment in full on such date shall be deemed to be an automatic revocation of the notice of prepayment given under Section 2.5(a) and such failure shall not constitute a Default or an Event of Default hereunder; provided, further, however, that the Borrower shall be obligated to pay on such date any amounts owing under Section 2.10(e) and (f) due to such failure to prepay.


     (c) Any such prepayment shall be paid to the Agent for application as provided in Section 2.9, and any partial prepayment of the Loan resulting from such application shall be applied to the then remaining installments of the outstanding principal amount of the Loan (ratably as to each Tranche) in the inverse order of maturity thereof. The Borrower shall have no right to optionally prepay the principal amount of the Loan other than as provided in this Section 2.5, Section 2.10(b) or Section 2.10(d).

     Section 2.6. Mandatory Prepayments.

     (a) Future Issuances. The Borrower shall give the Agent, the Lenders, the Participants, the Loan Administrator and the Board not less than eight Business Days' prior written notice of any anticipated Future Issuance and upon receipt by either Obligor or any of its Subsidiaries of the proceeds of such Future Issuance, the Borrower shall prepay the Loan in the manner provided below in an amount equal to 100% of the amount of such proceeds in excess of $25,000,000 during any Fiscal Year, net of any reasonable and customary brokers' and advisors' fees, any underwriting discounts and commissions and other costs incurred in connection with such transaction (provided that evidence of such fees, discounts, commissions and costs is provided to the Board and the Agent); provided, that, the Borrower shall not be obligated to so prepay the Loan (and such amounts shall not be included in the calculation of the $25,000,000 threshold) if and to the extent that (x) the Borrower applies such proceeds (i) from an issue or incurrence of Indebtedness to finance Aircraft Related Equipment in a transaction of the type excepted from the definition of Asset Sale in this Agreement, (ii) to purchase Aircraft Related Equipment or (iii) to refinance Indebtedness upon maturity of the refinanced Indebtedness or (y) such Future Issuance consists of borrowings used to refinance Indebtedness existing on the date hereof on terms, in the reasonable judgment of the Board, that are no less favorable (including with respect to the repayment schedule or maturity and the interest rate and other fees) to the Borrower, the Board, the Lenders and (solely in respect of their interest in the transactions contemplated by this Agreement and their respective Participations) the Participants than the Indebtedness so refinanced; provided, however, to the extent the Borrower receives any proceeds in connection with the refinancing of any existing
Indebtedness in excess of the amount required to refinance such existing Indebtedness plus reasonable expenses incurred in connection with such refinancing, such excess proceeds shall constitute proceeds of a Future Issuance and the Borrower shall prepay the Loan in the manner contemplated above. Any such prepayment of the Loan shall be made on the date of receipt of the proceeds of the applicable Future Issuance.

     (b) Asset Sales.

     (i) In the event and to the extent that on any date after the Closing Date either Obligor or any of its Subsidiaries shall receive Net Cash Proceeds from one or more Asset Sales (other than Asset Sales by the Parent or any Wholly-Owned Subsidiary of the Parent to the Parent or another Wholly-Owned Subsidiary of the Parent) in excess of $2,500,000 during any Fiscal Year, then the Parent or the Borrower, as the case may be, shall, or shall cause such Subsidiary to, promptly apply such excess amount as required by Section 2.6(b)(ii) below. The amount of such Net Cash Proceeds required to be applied (or to be committed to be applied) during such Fiscal Year as set forth in the preceding sentence shall constitute "Excess Proceeds".

     (ii) No later than six Business Days following the date on which any Excess Proceeds are received as contemplated in Section 2.6(b)(i) above, the Borrower shall prepay the Loan in an aggregate amount equal to such Excess Proceeds.

     (c) Insurance/Condemnation Proceeds. The Borrower shall prepay the Loan in an amount equal to the amount by which the aggregate amount of all Net Insurance Proceeds and Net Condemnation Proceeds received by either of the Obligors or any of their Subsidiaries in any Fiscal Year exceeds $2,500,000; provided, that, the Borrower shall not be obligated to so prepay the Loan if and to the extent that the Borrower certifies to the Board that the recipient intends to repair, restore or replace the assets from which such Net Insurance Proceeds or Net Condemnation Proceeds derived, and does so (or enters into a definitive agreement committing to do so) within 6 months after receipt of such Net
Insurance Proceeds or Net Condemnation Proceeds (or in the case of proceeds derived from Collateral, the Borrower repairs, restores or replaces the assets from which such proceeds derived in accordance with the applicable provisions of the Security Agreement). Any prepayment pursuant to this Section 2.6(c) shall be made no later than six Business Days following the date of receipt of the Net Insurance Proceeds or Net Condemnation Proceeds by either Obligor or any of their Subsidiaries, or if later, the six-month period referenced above (or such later date as it is determined that the proceeds will not be applied in accordance with an agreement entered into within such six-month period), or in the case of proceeds derived from Collateral and for which the timing of prepayment is otherwise provided for in Section 3.01 of the Security Agreement, at such time as determined in accordance with the applicable provisions thereof.

     (d) Change in Control. Upon the occurrence of a Change in Control with respect to either the Parent or the Borrower, the Borrower shall promptly give the Agent, the Lenders, the Loan Administrator and the Board written notice thereof, and the Board shall have the right, by written notice to the Borrower (with a copy to the Agent, each Participant and each Lender) delivered not more than 30 days following delivery of the notice of the Change in Control, to require the Borrower to prepay the Loan in full, together with accrued and unpaid interest thereon to the date of such prepayment, on the date specified in such notice (which date shall be a Business Day not less than ten nor more than twenty Business Days' after the date of such notice), and upon the specified payment date, the Borrower shall so prepay the then outstanding principal amount of the Loan together with such accrued and unpaid interest thereon.

     (e) Application. If any such prepayment is made by the Borrower other than on an Interest Payment Date, the Borrower shall also pay any amounts owing pursuant to Section 2.10(e) and (f). Any such prepayment of the Loan shall be paid to the Agent for application as provided in Section 2.9, and any partial prepayment of the Loan resulting from such application shall be applied to the then remaining installments of the outstanding principal balance of the Loan (ratably as to each Tranche) in the inverse order of maturity thereof.

     Section 2.7. Interest.

     (a) Tranche A Rate of Interest. Except as otherwise provided in Section 2.7(d) and Section 2.10, Tranche A of the Loan shall bear interest on the unpaid principal amount thereof from the Closing Date until paid in full at the Applicable Tranche A Interest Rate.

     (b) Tranche B Rate of Interest. Except as otherwise provided in Section 2.7(e) and Section 2.10, Tranche B of the Loan shall bear interest on the unpaid principal amount thereof from the Closing Date until paid in full at the Applicable Tranche B Interest Rate.

     (c) Interest Payments. Interest accrued on each Tranche of the Loan and each Note shall be payable in arrears on each Interest Payment Date commencing February 25, 2003, upon the payment or prepayment thereof in whole or in part, and, if not previously paid in full, at maturity (whether by acceleration or otherwise). Interest on each Tranche of the Loan shall be calculated on the basis of a year of 360 days and actual number of days elapsed.

     (d) Tranche A Default Interest. Notwithstanding the rate of interest specified in Section 2.7(a) or elsewhere herein, if any principal of or interest on Tranche A of the Loan is not paid when due, whether at stated maturity, upon acceleration, by mandatory prepayment or otherwise (but other than any voluntary prepayment), such overdue amount shall bear interest at a rate which is two percent per annum in excess of the Applicable Tranche A Interest Rate as in effect from time to time.

     (e) Default Interest on Tranche B; Interest on Fees and Other Amounts. Notwithstanding the rate of interest specified in Section 2.7(b) or elsewhere herein, if any principal of or interest on Tranche B of the Loan or any fee or other amount payable by the Borrower hereunder (except for any amounts payable under Section 2.7(d)) is not paid when due, whether at stated maturity, upon acceleration, by mandatory prepayment or otherwise (but other than any voluntary prepayment), such overdue amount shall bear interest at a rate which is two percent per annum in excess of the Applicable Tranche B Interest Rate as in effect from time to time.

     Section 2.8. Fees.

     (a) Closing Fee. The Borrower agrees to pay to the Agent, for the account of the Agent, on the Closing Date a closing fee in the amount of [...***...]

     (b) Facility Fee. The Borrower agrees to pay to the Agent, for the account of the Agent, on the Closing Date a facility fee in an amount equal to the greater of [...***...]

     (c) Agency Fee. The Borrower agrees to pay to the Agent, for the account of the Agent, on the Closing Date and annually thereafter an agency fee in an amount equal to [...***...] per annum for so long as the Loan shall remain outstanding.

     (d) Tranche B Fee. The Borrower agrees to pay [...***...] to the Agent, for the account of the Agent, on the Closing Date and [...***...] annually thereafter for so long as the Loan shall remain outstanding.

                                            ***Confidential Treatment Requested

     (e) Collateral Agent Fee. The Borrower agrees to pay to the Agent, for the account of the Collateral Agent, a fee in the amount of [...***...] on the Closing Date and [...***...] annually in advance thereafter (or [...***...] annually in advance during the continuance of an Event of Default) for so long as the Loan shall remain outstanding. In addition, each time the Borrower requests the consent of the Collateral Agent in connection with a reregistration of an Aircraft pursuant to Section 2.01(a)(iii) of the Security Agreement, the Borrower agrees to pay to the Agent, for the account of the Collateral Agent, a fee in the amount of [...***...] incurred in connection with such reregistration.

     (f) [Reserved].

     (g) Loan Administrator Fee.

     (i) Basic Fee. The Borrower agrees to pay to the Loan Administrator a fixed annual fee of [...***...] for the standard services described in Sections 8.1(b)(i) through 8.1(b)(vi) and 8.1(b)(x) through 8.1(b)(xiii) for so long as the Loan shall remain outstanding. On the Closing Date and on each subsequent Interest Payment Date, the Borrower agrees to pay to the Loan Administrator one quarter of the annual fee amount.

     (ii) Fee for Additional Services. In the event that a Requesting Party requests that the Loan Administrator provide any of the services described in Sections 8.1(b)(vii) through (ix), 8.1(b)(xiv) and (xv), the Loan Administrator's fee for each of such services shall be equal to the product of
(A) the total number of hours actually worked performing such services, as set forth in a statement to be delivered by the Loan Administrator to the party at whose expense such service was performed, and (B) the agreed upon hourly rate charged for such services in accordance with the rate schedule attached as
Schedule 2.8(g) (increased annually effective on each anniversary of the Closing Date by 4.0 percent).


     (h) Guarantee Fees. The Borrower agrees to pay to the Agent for the account of the Board on the Closing Date and quarterly in advance thereafter for so long as the Board Guarantee shall remain in effect the Guarantee Fee set forth in
Section 2.06 of the Board Guarantee.

     (i) Liquidity Fee. The Borrower agrees that if (i) at any time after the Closing Date the Regulations are amended, modified or supplemented such that the Board's consent shall be necessary in order for any Lender to sell a participation in its portion of the Loan to any Person the sale of a participation to which would not require the Board's consent if the Regulations were then as in effect on the Closing Date and (ii) any such Lender seeks the Board's consent to sell such a participation and such consent is not granted, then such Lender shall so notify the Borrower and the Agent and the Borrower shall thereafter (until such consent may be granted) pay to the Agent for the

                                             ***Confidential Treatment Requested
account of such Lender a liquidity fee equal to [...***...] of the principal amount of the Loan outstanding from time to time held by such Lender, such liquidity fee to accrue from the date of such notice from such Lender and to be payable on each Interest Payment Date.

     (j) Distribution of Fees. On the Closing Date, and upon its receipt thereof, the Agent shall distribute to the Person entitled thereto each of the fees referred to in this Section 2.8 payable on such date. Thereafter, the Agent will distribute any and all fees payable under this Section 2.8 in accordance with Section 2.9(d) or (e) hereof, as applicable.


     (k) Fees Non-Refundable. All fees payable under this Section 2.8 shall be non-refundable.

     Section 2.9. Payments and Computations.

     (a) The Borrower shall make each payment hereunder (including fees and expenses) not later than 12:00 noon (New York City time) on the day when due, in Dollars, to the Agent at [...***...]. All payments in respect of any Obligations shall at all times be made to the Agent, whether or not a demand shall have been made or paid under the Board Guarantee. The Agent will promptly cause all such payments received by it to be distributed to the Person entitled thereto in accordance with the priorities of payment set forth below in clause (d) or (e) of this Section 2.9 or both, as applicable. Payments received by the Agent after 12:00 noon (New York City time) shall be deemed to be received on the next Business Day.

     (b) Each determination by the Agent or the Govco Administrative Agent, as applicable, of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

     (c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, except as may be required otherwise pursuant to clause (ii) of the definition of Interest Payment Date, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

     (d) So long as no Event of Default under any of Sections 7.1(a) (including any failure to pay all amounts hereunder upon acceleration as a result of any other Event of Default), (f) and (g) has occurred and is continuing or would result therefrom, the Agent shall apply all payments in respect of any Obligations in the following order:

     (i) first, to pay any fees then due and payable under Section 2.8(c),  (d),
(e)  and  (g)  hereof  to  the  Agent,   the  Collateral   Agent  and  the  Loan
Administrator, as the case may be, on a pro rata basis;

                                             ***Confidential Treatment Requested

     (ii) second, to pay interest then due and payable in respect of the Loan to the Lenders, on a pro rata basis;

     (iii) third, to pay principal then due and payable on the Loan to the Lenders, on a pro rata basis;

     (iv) fourth,  to pay any fees then due and payable under Section 2.8(h) and
(i) hereof to the Board and the Lenders, as the case may be, on a pro rata basis; and

     (v) fifth, to pay any other Obligations then due and payable to the Agent, the Collateral Agent, the Loan Administrator, the Board, the Lenders, the Participants and the Govco Administrative Agent, on a pro rata basis.

     Notwithstanding the foregoing, to the extent that any amount received by the Agent constitutes interest accrued on any overdue principal of or interest on Tranche A of the Loan in excess of the interest that would have accrued thereon at the Applicable Tranche A Interest Rate, so much of such amount, if any, as exceeds the interest that would have so accrued at the Applicable Tranche A Interest Rate shall be distributed to the Board under clause (ii) above as if it were a Lender and the balance shall be distributed to the Tranche A Lenders under clause (ii) above.

     (e) After the occurrence and during the continuance of an Event of Default under any of Sections 7.1(a) (including any failure to pay all amounts hereunder upon acceleration as a result of any other Event of Default), (f) and (g), the Agent shall apply all payments in respect of any Obligations in the following order:


     (i) first, to pay Obligations in respect of any expenses, fees (other than any fees payable under clause (v) below), indemnities or other sums owing hereunder not referred to in clauses (ii) through (iv) below then due to the Agent, the Collateral Agent, the Lenders or the Board (to the extent of any out-of-pocket costs and expenses incurred pursuant to Section 9.7(b)) and the Loan Administrator, on a pro rata basis;

     (ii) second, to pay Obligations in respect of any expenses, fees (other than any fees payable under clause (v) below), indemnities or other sums owing hereunder not referred to in clauses (iii) and (iv) below then due to the Board, the Lenders, the Participants and the Govco Administrative Agent, on a pro rata basis;

     (iii) third, to pay on a pro rata basis, (A) interest then due and payable in respect of the Loan to the Lenders, on a pro rata basis, and (B) in the event that any fees payable to the Board under Section 2.8(h) were not paid when due under Section 2.8(h), the portion of such unpaid fees which is equal to the amount which the Board would have been entitled to receive through such date if the fee payable under Section 2.8(h) were payable daily in arrears (instead of quarterly in advance);

     (iv) fourth, to pay or prepay principal payments on the Loan to the Lenders, on a pro rata basis; and

     (v) fifth, to pay any additional fees payable under Section 2.8(h) and (i) hereof to the Board and the Lenders, respectively, on a pro rata basis.

     Notwithstanding the foregoing, to the extent that any amount received by the Agent constitutes interest accrued on any overdue principal of or interest on Tranche A of the Loan in excess of the interest that would have accrued thereon at the Applicable Tranche A Interest Rate, so much of such amount, if any, as exceeds the interest that would have so accrued at the Applicable Tranche A Interest Rate shall be distributed to the Board under clause (iii) above as if it were a Lender and the balance shall be distributed to the Tranche A Lenders under clause (iii) above.

     (f) Upon the assignment to the Board of any Tranche A Lender's right, title and interest in and to its pro rata portion of the principal of and interest on Tranche A of the Loan in accordance with the Board Guarantee, the Board shall have the rights and privileges of a Lender with respect to such payment (to the extent of the interests in Tranche A of the Loan so assigned to the Board). Any statute or judicial decision to the contrary notwithstanding, no payment by the Board to the Agent or any Tranche A Lender under the Board Guarantee, shall reduce, discharge, satisfy, modify or terminate the corresponding payment or any other obligation of Borrower under this Agreement or Tranche A Note, which shall remain in full force and effect.

     Section     2.10.     Certain     Provisions     Governing    the    Notes.


     (a) Determination of Interest Rate. The Applicable Tranche A Interest Rate and Applicable Tranche B Interest Rate for each Interest Period of the Loan shall be determined by the Govco Administrative Agent and/or the Agent pursuant to the procedures set forth in the definition of "Applicable Tranche A Interest Rate", "Applicable Tranche B Interest Rate" and "LIBOR", as applicable, and shall promptly thereafter be notified to the Borrower, the Board, each Lender and each Participant.

     (b) Interest Rate Unascertainable, Inadequate or Unfair. In the event that:
(i) the Agent determines that adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the LIBOR then being determined is to be fixed; or (ii) the Requisite LIBOR Lenders notify the Agent that the LIBOR for any Interest Period will not adequately reflect the cost to the LIBOR Lenders of making or maintaining the Loan for such Interest Period, the Agent shall forthwith so notify the Borrower, the Board, the Participants and the Lenders, whereupon during the 30 days following the date of any such notice the LIBOR Lenders, the Agent, the Participants and the Borrower shall negotiate in good faith (subject to the consent of the Board) in order to arrive at a mutually acceptable alternative basis for determining the interest rate from time to time applicable to the relevant Tranche or Tranches of the Loan (the "Substitute Basis"). If within the 20 days following the date of any such notice from the Agent, the LIBOR Lenders, the Participants, the Agent and the Borrower shall agree upon, and the Board shall consent to, a Substitute Basis, such Substitute Basis shall be retroactive to and effective from the first day of the then current Interest Period until and including the last day of such Interest Period. If after 20 days from the date of such notice, the LIBOR Lenders, the Participants, the Agent and the Borrower shall have failed to agree upon, or the Board shall have failed to consent to, a Substitute Basis, then the Agent (upon instructions from the Requisite LIBOR Lenders) shall certify in writing to the Borrower (such certification to be conclusive and binding on all LIBOR Lenders and all other parties hereto absent manifest error) the interest rate at which the LIBOR Lenders are prepared to maintain their portion of the Loan for such Interest Period, it being understood that such Lenders' interest rate shall be at a rate per annum equal to a rate which adequately and fairly reflects the cost to such Lenders and the Participants of obtaining the funds necessary to maintain their portion of the Loan for such Interest Period. If no Substitute Basis is established, upon receipt of notice of the interest rates at which the Requisite LIBOR Lenders are prepared to maintain their respective portion of the Loan, the Borrower shall have the right exercisable upon ten Business Days' prior notice to the Lenders, the Participants and the Board through the Agent (i) to continue to borrow the Loan at the interest rate so advised by the Agent (as such rate may be modified, from time to time, at the outset of each subsequent Interest Period) or (ii) to prepay in full the Loan together with accrued but unpaid interest thereon at the interest rate certified in writing by the Requisite LIBOR Lenders as provided above and all other amounts due under the Loan Documents, whereupon the Loan shall become due and payable on the date specified by the Borrower in such notice.


     (c) Increased Costs. If at any time any Lender or Participant shall determine that as a result of the introduction of or any change in or in the interpretation by any Governmental Authority of any law, treaty or governmental rule, regulation or order after the date hereof or the compliance by such Lender or Participant, with any guideline, request or directive after the date hereof from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender or Participant of agreeing to make or making, funding or maintaining any portion of the Loan or its Participation (except in respect of Taxes, payments with respect to which are addressed in Section 2.12), then the Borrower shall from time to time, upon demand (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail) by such Lender or Participant, as the case may be (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender or Participant, as the case may be, additional amounts sufficient to compensate such Lender or Participant, as the case may be, for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower and the Agent by such Lender or Participant, as the case may be, shall be conclusive and binding for all purposes, absent manifest error.


     (d) Illegality. Notwithstanding any other provision of this Agreement, if any Lender or Participant determines that the introduction of or any change in or in the interpretation by any Governmental Authority of any law, treaty or governmental rule, regulation or order after the date of this Agreement shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for such Lender or Participant to continue to fund or maintain its portion of the Loan or Participation, as applicable, then, on notice thereof by such Lender or Participant, to the Borrower through the Agent, the obligation of such Lender or Participant to continue to fund or maintain its portion of the Loan or Participation, as applicable, shall be terminated and the Borrower shall prepay such affected portion of the Loan to such Lender, or in the case of a Participant, to the Tranche B Lender, together with accrued but unpaid interest thereon and all other sums payable hereunder with respect thereto on the last day of the then current Interest Period or earlier if necessary to avoid such illegality. Any such prepayment of the Loan shall be paid to the Agent for application as provided in Section 2.9, and any such partial prepayment resulting from such application shall be applied ratably to the then unpaid installments thereof in accordance with the amount of each such unpaid installment.

     (e)  Prepayment  Compensation.  In connection  with all  prepayments  under
Section 2.5, 2.6, 2.10(b) or 2.10(d), if the Primary Tranche A Lender is the Tranche A Lender, the Borrower shall pay to such Primary Tranche A Lender an amount equal to (A) the amount of yield that the Primary Tranche A Lender is required to pay to holders of its Commercial Paper during the Liquidation Period on an amount of Commercial Paper having an aggregate issue price equal to the amount of the Borrower's prepayment less (B) the amount of the estimated investment earnings, as reasonably determined by the Govco Administrative Agent, on the prepayment amount during the Liquidation Period.


     "Liquidation Period" means the period from the date on which a prepayment is made to the earliest date on which the Primary Tranche A Lender's total amount of Commercial Paper related to the funding of Tranche A of the Loan can be reduced (without prepayment thereof) by an amount equal to the amount of the Borrower's prepayment.


     (f) Breakage Costs. In addition to all amounts required to be paid by the Borrower pursuant to Section 2.7 but without duplication of any amounts payable under Section 2.10(e), the Borrower shall compensate each Lender and each Participant, upon demand, for all losses, expenses and liabilities (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender or Participant or the termination of any other financial arrangement it may have entered into to fund or maintain or support such Lender's portion of the Loan or Participant's Participation, as applicable, but excluding Taxes, payments with respect to which are addressed in Section 2.12) which that Lender or Participant, as the case may be, may sustain (i) if for any reason the proposed Borrowing does not occur on a date specified therefor in the Notice of Borrowing given by a Borrower, (ii) if for any reason any portion of the Loan is prepaid (including mandatorily pursuant to Section 2.6 or this Section 2.10) or as a result of such a prepayment, payment is made with respect to a Participation on a date which is not the last day of the applicable Interest Period, or (iii) as a consequence of any failure by a Borrower to repay any portion of the Loan or make payment with respect to a Participation when required by the terms hereof. The Lender or Participant making demand for such compensation shall deliver to the Borrower (with a copy to the Agent) concurrently with such demand a written statement as to such losses, expenses and liabilities, and this statement shall be conclusive as to the amount of compensation due to that Lender or Participant, as the case may be, absent manifest error, and such compensation shall be paid to the Agent for the account of such Lender or Participant, as the case may be.

     Section 2.11. Capital Adequacy. If at any time any Lender or Participant determines that (a) the adoption of or any change in or in the interpretation by any Governmental Authority of any law, treaty or governmental rule, regulation or order after the date of this Agreement regarding capital adequacy, (b) compliance with any such law, treaty, rule, regulation, or order, or (c) compliance with any guideline or request or directive from any central bank or other Governmental Authority (whether or not having the force of law) shall have the effect of reducing the rate of return on such Lender's or Participant's (or any corporation controlling such Lender's or Participant's) capital as a consequence of its obligations hereunder (other than as a result of changes in Taxes, payments with respect to which are addressed in Section 2.12) to a level below that which such Lender or Participant, as the case may be, or such corporation could have achieved but for such adoption, change, compliance or interpretation, then, upon demand from time to time by such Lender or Participant, as the case may be (with a copy of such demand to the Agent), the Borrower shall pay to the Agent for the account of such Lender or Participant, as the case may be, from time to time as specified by such Lender or Participant, as the case may be, additional amounts sufficient to compensate such Lender or Participant for such reduction. A certificate as to such amounts submitted to the Borrower and the Agent by such Lender or Participant, as the case may be, shall be conclusive and binding for all purposes absent manifest error.

     Section 2.12. Taxes.


     (a) Except as otherwise provided in Section 10.2, any and all payments by the Borrower under each Loan Document (including payments made under a Participation Agreement to a Participant, but excluding such payments made to participants other than Participants, except as expressly provided in Section 2.12(j)) shall be made free and clear of and without deduction for any and all Taxes, excluding (i) in the case of each Lender, the Loan Administrator and the Agent, taxes measured by its net income or net profits (or branch profits), and franchise taxes imposed on it, by the United States of America (or any political subdivision thereof) or by any jurisdiction under the laws of which such Lender, the Loan Administrator or the Agent (as the case may be) is organized, (ii) in the case of each Lender, taxes measured by its net income or net profits (or branch profits), and franchise taxes imposed on it, by the jurisdiction in which such Lender's Lending Office is located, (iii) in the case of each Lender, the Loan Administrator and the Agent, Taxes imposed as a result of such Person failing to comply with its obligations under Section 2.12(g) or 2.12(h) and (iv) in the case of each Lender, the Loan Administrator, and the Agent that is a party hereto, as the case may be, any withholding taxes imposed by the United States of America (or any political subdivision thereof) unless imposed as a result of a change in applicable law, including income tax conventions, after the latest of (x) the Closing Date, (y) the date on which it becomes a Lender, the Loan Administrator or the Agent, as the case may be, and (z) in the case of a Lender, the date on which it designates a new Lending Office, unless such designation is pursuant to Section 2.12(h) (all such non-excluded Taxes being hereinafter referred to as "Indemnified Taxes"). If any Indemnified Taxes shall be required by law to be deducted from or in respect of any sum payable under any Loan Document to any Lender, the Loan Administrator, or the Agent (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender, the Loan Administrator or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and
(iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law.

     (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies of the United States or any political subdivision thereof or any applicable foreign jurisdiction, and all liabilities with respect thereto, which arise from any payment made under any Loan Document or Participation or from the execution, delivery or registration of, or otherwise with respect to, any Loan Document (collectively, "Other Taxes") to the Agent for the account of the affected party.


     (c) The Borrower will indemnify each Lender, the Agent and the Loan Administrator for the full amount of Indemnified Taxes or Other Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 2.12) paid by such Lender, the Loan Administrator or the Agent (as the case may
be) and any liability (including for penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made to the Agent for account of the relevant Lender, the Loan Administrator or the Agent, as the case may be, within 30 days from the date such Lender, the Loan Administrator or the Agent (as the case may be) makes written demand therefor (with a copy to the Agent if made by a Lender or the Loan Administrator and accompanied by a statement setting forth the basis for such taxation and the calculation of the amount thereof in reasonable detail).

     (d) Within 30 days after the date of any payment of Indemnified Taxes or Other Taxes, the Borrower will furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof or other documentation reasonably satisfactory to the Agent.

     (e) If a Lender, the Loan Administrator or the Agent receives a refund in respect of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower pursuant to this Section 2.12, it shall within 30 days from the date of such receipt pay over such refund to the Borrower hereunder, net of any additional Taxes incurred due to such refund or out-of-pocket expenses of such Lender, the Loan Administrator or the Agent as a result of such refund or payment hereunder and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided, that no Default or Event of Default is continuing, and provided further, that the Borrower hereunder, upon the request of such Lender or the Agent, agrees to repay the amount paid over to the Borrower (plus penalties, interest or other charges) to such Lender or the Agent in the event such Lender or the Agent is required to repay such refund to such Governmental Authority.

     (f) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the parties contained in this Section 2.12 shall survive the payment in full of the Obligations; provided, however, that no such agreements or obligations shall survive the statute of limitations applicable to the relevant Taxes unless a claim was properly made prior to the expiration of such statute.

     (g) Each of the Lenders, the Loan Administrator and the Agent that is a Non-U.S. Person and that is entitled at such time to an exemption from United States withholding tax, or that is subject to such tax at a reduced rate under an applicable tax treaty, shall, on or prior to the Closing Date or on or prior to the date of the Assignment and Acceptance pursuant to which it becomes a Lender or on or prior to the date it becomes the Loan Administrator or the Agent, as applicable, and from time to time thereafter if requested by the Agent or the Borrower or if necessary to keep the provided forms from lapsing, provide the Agent and the Borrower, and, in the case of each of the Lenders and the Agent, provide each Participant, with two completed copies of either IRS Form W-8BEN or W-8ECI or other applicable form, certificate or document prescribed by the IRS certifying as to such Non-U.S. Person's entitlement to such exemption from United States withholding tax or reduced rate with respect to all payments to be made to such Non-U.S. Person under the Loan Documents. In addition, each of the Lenders, each Participant, the Loan Administrator and the Agent that is a Non-U.S. Person, as the case may be, shall deliver to the Borrower and the Agent, and, in the case of each of the Lenders, each Participant and the Agent, deliver to each Participant, notice of any event (other than a change in applicable law, including income tax conventions) requiring a change in the most recent form previously delivered by such Person to the Borrower and the Agent or the Participants, as the case may be. Unless the Agent and the Borrower have received forms or other documents satisfactory to them indicating that payments under the Loan Documents or Participation to or for a Non-U.S. Person are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Agent or the Borrower shall, notwithstanding the provisions of Section 2.12(a), (b) and (d) and without impairing any obligation of the Borrower under this Section 2.12 with respect to such tax, withhold such United States withholding taxes from such payments at the appropriate rate.


     (h) Any Lender  claiming any additional  amounts  payable  pursuant to this
Section 2.12 shall use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which would be payable or may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

     (i) Each participant in the Loan will be entitled to the benefits and subject to the requirements of this Section 2.12 to the same extent as if such Person were a Lender; provided, however, that a participant (including all Participants) shall not be entitled to indemnification or payment of additional amounts under this Section 2.12 with respect to any Taxes which are in effect and would apply to amounts payable to such participant on the date such participant acquires its participation (except that such date shall be deemed to be the Closing Date in the case of [...***...]

     (j) Each direct subparticipant of a Participant who becomes a subparticipant pursuant to Section 10.2(f) will be entitled to the benefits and subject to the requirements of this Section 2.12 to the same extent as if such Person were a Participant and as if the subparticipation agreement entered into by such subparticipant were a Participation Agreement; provided, however, that whenever both such a subparticipant and its applicable Participant would otherwise be entitled to payment of additional amounts or to an indemnity under this Section 2.12, the Borrower shall only be obliged to pay such additional amounts or make such an indemnity with respect to no more than one of such subparticipant and such applicable Participant, whichever would require the greater payment of such additional amount and provision of such indemnity by the Borrower. Except as provided in the foregoing sentence, no subparticipants of any participant or subparticipant shall be entitled to any payment of additional amounts or indemnification under this Section 2.12.



                                  Article III

                               Conditions To Loan

     Section 3.1. Conditions Precedent to the Loan. The obligation of the Lenders to make the Loan (or, in the case of the Primary Tranche A Lender, to agree to participate in the making of the Loan subject to Section 2.1(b)) requested to be made by the Lenders on the Closing Date is subject to the satisfaction (in the judgment of the Agent, the Board, each Participant and the Lenders (except as otherwise provided below in this Section 3.1)) of all of the following conditions precedent before or concurrently with such Borrowing:

     (a) Certain Documents. The Agent, the Lenders, each Participant (except as to clauses (iv), (x)(G) through (L), (xiii) and (xiv), for opinions of counsel to and documents relating to the other Participants) and the Board shall have received on the Closing Date each of the following, each dated as of the Closing Date, in form and substance satisfactory to the Agent, the Board, the Lenders and each Participant (except as otherwise provided below in this Section 3.1(a)):

     (i) this Agreement, duly executed and delivered by the parties hereto;

     (ii) the Notes duly executed by the Borrower and conforming to the requirements set forth in Section 2.4(d) hereof;

                                             ***Confidential Treatment Requested

     (iii) the Security Agreement, duly executed and delivered by the parties thereto;

     (iv) the Board Guarantee, duly executed and delivered by the parties thereto;

     (v) the Parent Guarantee, duly executed and delivered by the parties thereto;

     (vi) the Subsidiary Guarantee, duly executed and delivered by the parties thereto;

     (vii) each Participation Agreement, duly executed and delivered by the parties thereto;

     (viii) the Warrants (which need to be in form and substance satisfactory only to the holders thereof), duly executed and delivered by the Parent;

     (ix) a Collateral Value Certificate with respect to the Collateral, setting forth the Collateral Value as of the Closing Date, together with insurance certificates and insurance brokers' reports as are required under the Security Agreement;

     (x) the favorable opinions of (A) Cravath, Swaine & Moore, special New York counsel to the Borrower and the Parent, (B) Baker & Daniels, special Indiana counsel to the Borrower and the Parent, (C) Brian Hunt, Vice President and General Counsel to the Borrower and the Parent, (D) James R. Levine, Legal Counsel to the Board (which need be addressed and delivered only to the Agent and the Tranche A Lenders), (E) Curtis, Mallet-Prevost, Colt & Mosle LLP, special New York counsel to the Board (which need be addressed and delivered only to the Agent and the Tranche A Lenders), (F) Domingo Maradiegue, Esq., Associate General Counsel of the Loan Administrator, [...***...](M) Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Lenders and the Agent (which need be addressed and delivered only to the Lenders and the Agent);

     (xi) a copy of the articles or certificate of incorporation of each of the Borrower, the Parent and each of their Subsidiaries, certified as of a recent date by the Secretary of State of the state of organization of such Person, together with a "long-form" certificate of such official attesting to the good standing of such Person;

     (xii) a certificate of each of the Borrower, the Parent and each of their Subsidiaries signed on behalf of such Person by its Secretary or an Assistant Secretary certifying (A) the names and true signatures of each officer of such

                                             ***Confidential Treatment Requested

     Person who has been authorized to execute and deliver each Loan Document required to be executed and delivered by or on behalf of such Person hereunder or thereunder, (B) the by-laws of such Person as in effect on the date of such certification, (C) the resolutions of such Person's board of directors approving and authorizing the execution, delivery and performance of each Loan Document to which it is a party and (D) that there have been no changes in the certificate of incorporation of such Person from the certificate of incorporation delivered pursuant to the immediately preceding clause;

     (xiii) a copy of the articles or certificate of organization or comparable document of each of the [...***...]certified, if available, as of a recent date by an appropriate official of the jurisdiction of organization of each such Person, together with, if available, a certificate or comparable document of such official attesting to the good standing of such Person;

     (xiv) a certificate of each of the [...***...]on behalf of such Person by an authorized official of such Person certifying (A) the names and true signatures of each officer of such Person who has been authorized to execute and deliver the applicable Participation Agreement, (B) the by-laws of such Person as in effect on the date of such certification, (C) the resolutions of such Person's board of directors approving and authorizing the execution, delivery and performance of the applicable Participation Agreement, and (D) that there have been no changes in the certificate of organization of such Person from the certificate of organization delivered pursuant to the immediately preceding clause;


     (xv) a certificate of each of the Borrower and the Parent signed by such Person's Chief Financial Officer, stating that such Person is Solvent after giving effect to the Loan, the application of the proceeds thereof in accordance with Section 2.4(f) and the payment of all estimated legal, accounting and other fees related hereto and thereto;

     (xvi) a certificate of each of the Borrower and the Parent signed by a duly authorized officer of such Person certifying (A) that all representations, warranties and certifications made by it in the Loan Agreement, the other Loan Documents, the Application and any other document, certificate or written statement delivered in connection therewith are true and correct on and as of the Closing Date, before and after giving effect to the Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and (B) that no Event of Default or event which, with the giving of notice or passage of time or both, would be an Event of Default, has occurred and is continuing, or would result from the Borrowing;

     (xvii) a true and correct copy of the Borrower's Application, as approved by the Board, together with a certificate signed by a duly authorized officer certifying that there are no written materials amending, varying, supplementing or

                                             ***Confidential Treatment Requested
otherwise modifying any of the terms of the Application other than as set forth in such certificate;

     (xviii) a certificate of each of the Borrower and the Parent signed by a duly authorized officer of such Person certifying that since June 28, 2002, there has been no material adverse change (A) in the business, condition (financial or otherwise), operations, performance prospects, assets or properties of such Person and its Subsidiaries taken as a whole or in the Borrower's ability to repay the Loan or (B) with respect to any of the matters covered by the representations and warranties of the Borrower in its Application to the Board; provided, however, that with respect to clause (A) of this Section 3.1(a)(xviii), no event or circumstance disclosed in the Parent's quarterly reports on Form 10-Q filed with the SEC between June 28, 2002 and the Closing Date shall be considered a material adverse change;


     (xix) a certificate of the Borrower signed by a duly authorized officer certifying that (i) it will use the proceeds from the Borrowing in compliance with Section 2.4(f) of this Agreement, (ii) the Borrower qualifies as an "eligible borrower" under the Act and the Regulations, and (iii) the Borrower does not have any outstanding delinquent Federal debt (including tax liabilities);

     (xx) the most recent publicly available financial statements of the Parent; and

     (xxi) such other certificates, documents, agreements and information from the Borrower, the Parent and their Subsidiaries as the Agent, the Lenders, any Participant or the Board may reasonably request.

     (b) Collateral. (i) Evidence of the completion of all notices, recordings and filings of or with respect to the Security Agreement and the Collateral covered thereby, that are necessary or desirable in order to perfect and protect the security interest created by the Security Agreement or that arrangements therefor satisfactory to the Collateral Agent have been made, including, without limitation, the filing of the Security Agreement and any other required instruments and documents with the Federal Aviation Administration, the filing of Uniform Commercial Code financing statements in all applicable jurisdictions, the delivery of favorable legal opinions from counsel in Indianapolis, Indiana and Oklahoma City, Oklahoma with respect to such filings and the delivery of required notices and other documents and instruments to applicable contracting officers or other government officials in connection with the pledge of military or other government contracts or rights or interests therein; and (ii) completion by the Borrower of all other actions necessary or desirable to perfect and protect the security interest in the Collateral or that satisfactory arrangements therefor have been made.

     (c) Purchase of  Participations.  The Tranche B Lender shall have  received
payment  in  full  of  the  Purchase   Price  (as  defined  in  the   applicable
Participation Agreement) from each of the Participants.

     (d) Other Agreements. The Agent, the Board, each Lender and each Participant shall have received evidence reasonably satisfactory to each of them that (i) the Borrower has agreed on terms satisfactory to the Board regarding certain employee compensation matters as required by Section 104(a) of the Act (the "Employee Compensation Agreement"); and (ii) the Existing Stockholder and the Obligors have agreed on terms satisfactory to the Board regarding certain restrictions relating to ownership by the Existing Stockholder of Capital Stock of the Obligors and certain other matters (the "Existing Stockholder Undertaking").

     (e) Fees and Expenses Paid. The Borrower shall have paid all fees due and payable on the Closing Date (including, without limitation, the fees referenced in Section 2.8 hereof), and all expenses of the Agent, the Collateral Agent, the Lenders, the Loan Administrator and each Participant due and payable on or before the Closing Date.

     (f) Consents, Etc. The Borrower, the Parent and each of their Subsidiaries shall have received all consents and authorizations required pursuant to any Contractual Obligation with any other Person and shall have obtained all consents, waivers and authorizations of, and effected all notices to and filings with, the Nasdaq, the SEC or any other Governmental Authority, in each case, as may be necessary to allow each of the Borrower, the Parent and each of their Subsidiaries lawfully to execute, deliver and perform, in all material respects, its obligations under the Loan Documents to which it is, or shall be, a party and each other agreement or instrument to be executed and delivered by it, pursuant thereto or in connection therewith.

     (g) No Illegality. No law or regulation shall be applicable in the judgment of any Lender or the Board that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby.

     (h) Representations and Warranties of Borrower. All representations and warranties of the Borrower and the Parent set forth herein are true and correct on and as of the Closing Date, before and after giving effect to the Borrowing and to the application of the proceeds therefrom, as though made on and as of such date.

     (i) Representation and Warranties of Participants. All representations and warranties of each of [...***...]in the Participation Agreement to which it is a party, are true and correct on and as of the Closing Date, before and after giving effect to the Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, in the judgment of the Tranche B Lender and the Board.

     (j) No Event of Default. No Event of Default or Default has occurred and is continuing, or would result from the Borrowing after giving effect to the Borrowing and to the application of the proceeds therefrom.

     (k) Corporate and other proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the

                                             ***Confidential Treatment Requested
transactions contemplated hereby shall be satisfactory in form and substance to the Agent, the Board, each Lender and each Participant.

     (l) Projections. The Lenders and the Board shall have received satisfactory projections and pro forma financial information for the fiscal years 2002 through and including 2008, which projections shall be certified by the Chief Executive Officer or the Chief Financial Officer of each of the Parent and the Borrower, as being based on assumptions stated therein and that such assumptions are believed by the Obligors to be reasonable as of the Closing Date.

     (m) No Material Adverse Change. Since June 28, 2002, no material adverse change shall have occurred (i) in the business, condition (financial or otherwise), operations, performance, prospects, assets or properties of the Obligors and their Subsidiaries taken as a whole or in the Borrower's ability to repay the Loan or (ii) with respect to any of the matters covered by the representations and warranties made in the Application; provided, however, that with respect to clause (i) of this Section 3.1(m), no event or circumstance disclosed in the Parent's quarterly reports on Form 10-Q filed with the SEC between June 28, 2002 and the Closing Date shall be considered a material adverse change.

     (n) Repayment of Current Credit Facility. The Current Credit Facility shall be fully repaid in cash, and terminated, and all actions necessary to release all collateral pledged to secure the Current Credit Facility shall have been taken.

     (o) Filing Memoranda; Post Recordation Opinions. The Borrower shall have submitted to the Federal Aviation Administration the Security Agreement and all other instruments or documents that are required to be recorded by the Federal Aviation Administration in order to perfect the Lien on the Collateral in favor of the Collateral Agent, and promptly upon the recordation of such documents with the Federal Aviation Administration, the Borrower will cause Crowe & Dunlevy to deliver to the Collateral Agent a favorable legal opinion with respect to the perfection of the security interest in the Collateral covered by such recordation.

                                   Article IV

                         Representations and Warranties

     To induce the other parties to enter into this Agreement, to induce the Board to enter into the Board Guarantee and to induce the Participants to enter into their respective Participations, each Obligor represents and warrants to each other party hereto and to each Participant that, on and as of the Closing
Date:

     Section 4.1. Organization, Powers, Qualification, Good Standing, Business, Subsidiaries, the Act and the Regulations.

     (a) Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana. Each Obligor has all requisite corporate and other power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated hereby and thereby.

     (b) Each Obligor and each of their Subsidiaries is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect. The Borrower is an "air carrier" within the meaning of the Act and holds a certificate under Sections 41102(a)(1) and 41103 of Title 49. Each of the Borrower and each other Subsidiary of the Parent engaged in operations as an "air carrier" is a "citizen of the United States" as defined in Section 40102(a)(15) of Title 49 (a "United States Citizen") and holds an air carrier operating certificate issued pursuant to Chapter 447 of Title 49 for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo. Each Obligor and each of their Subsidiaries possesses all necessary certificates, franchises, licenses, permits, rights and concessions and consents which are material to the operation of the routes flown by it and the conduct of its business and operations as currently conducted.

     (c) All of the Subsidiaries of the Obligors as of the Closing Date are identified on Schedule 4.1, as said Schedule 4.1 may be supplemented from time to time pursuant to the provisions of Section 5.15. Each of the Subsidiaries identified in Schedule 4.1 annexed hereto (as so supplemented) is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of formation set forth therein, has all requisite corporate, partnership or limited liability power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such corporate, partnership or limited liability power and authority could not reasonably be expected to have a Material Adverse Effect. Schedule 4.1 (as so supplemented) correctly sets forth the ownership interest of the Obligors and each of their Subsidiaries in each of the Subsidiaries identified therein. There are no limitations on the right of any Obligor to vote the Capital Stock it owns of any Subsidiary of such Obligor.

     (d) The Borrower is an "eligible borrower" within the meaning of the Act and the Regulations, it does not have any outstanding delinquent Federal debt (including tax liabilities), and the Application (together with any written materials set forth in the certificate referred to in Section 3.1(a)(xvii)), the Loan, the Participations and the transactions contemplated hereby (assuming each Lender is an Eligible Lender and each Participant qualifies as a participant under Section 1300.23(b) of the Regulations) comply with the requirements of the Act and the Regulations. Section 4.2. Authorization of Borrowing, Etc.


     (a) Each Obligor and its Subsidiaries has duly authorized by all necessary corporate action the execution, delivery and performance of the Loan Documents to which it is a party.

     (b) The execution, delivery and performance by each Obligor and each of its Subsidiaries of the Loan Documents to which it is a party and the consummation of the transactions contemplated by the Loan Documents to which it is a party do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to either Obligor or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of either Obligor or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on either Obligor or any of either Obligor's Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default or require any payment under any material Contractual Obligation (including the Concessions) of either Obligor or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of either Obligor or any of either Obligor's Subsidiaries (other than pursuant to the Loan Documents), or (iv) require any approval of stockholders or any approval or consent of any Person under any material Contractual Obligation of either Obligor or any of either Obligor's Subsidiaries, except for such approvals or consents which will have been obtained on or before the Closing Date.

     (c) The execution, delivery and performance by each Obligor and each of its Subsidiaries of the Loan Documents to which it is a party and the consummation of the transactions contemplated by the Loan Documents to which it is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other Governmental Authority or regulatory body or any other Person, except as set forth on Schedule 4.2, and each of the actions listed on Schedule 4.2 which is required to be obtained or made on or prior to the Closing Date has previously been obtained or made.

     (d) Each Obligor and each of its Subsidiaries has duly executed and delivered each of the Loan Documents to which it is party and each such Loan Document is the legally valid and binding obligation of such Obligor or such Subsidiary, as applicable, enforceable against such Obligor or such Subsidiary in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     Section 4.3. Financial Condition.


     (a) The Obligors have heretofore delivered to the Agent, the Board, the Loan Administrator, the Lenders and the Participants the following financial statements and information: (i) the audited consolidated balance sheets of the Parent as at December 31, 2001, and the related consolidated statements of income, stockholders' equity and cash flows of such Obligor for the Fiscal Year then ended and (ii) the unaudited consolidated balance sheet of each Obligor as at September 30, 2002 and the related unaudited statements of income, stockholders' equity and cash flows of such Obligor for the nine months then ended. All such consolidated statements and any other financial statements delivered pursuant to Section 3.1(a)(xx) were prepared in conformity with GAAP consistently applied and fairly present the consolidated financial position of such Obligor as at the respective dates thereof and the consolidated results of operations and cash flows of such Obligor for each of the periods then ended subject, in the case of the unaudited consolidated statements, to year-end audit and adjustments. Except as disclosed in writing to the Agent and the Board prior to the date of this Agreement, neither Obligor nor any of their Subsidiaries has any material contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing consolidated financial statements or in the most recently delivered consolidated financial statements delivered pursuant to Section 5.1(i)(a) or (ii) or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets or condition (financial or otherwise) of such Obligor or, with respect to the initial borrowing hereunder only, the prospects of such Obligor.

     (b) Any projections and pro forma financial information contained in the Application and the projections and pro forma financial information delivered to the Lenders and the Board pursuant to Section 3.1(l) are based upon assumptions stated therein, which assumptions were believed by the Obligors to be reasonable at the time made (or as of the Closing Date in the case of the projections and pro forma financial information delivered pursuant to Section 3.1(l)), it being recognized by the Board and the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

     (c) The Obligors and their Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (d) After giving effect to the transactions contemplated by this Agreement, including the pledge of the Collateral under the Security Agreement, the book value of the assets of the Parent not subject to any Lien (as defined in the 9 5/8% Senior Notes Indenture, and subject to the exceptions contained in Section 10.05(a) of the First Supplemental Indenture dated December 11, 1998 to such

Indenture and the 10 1/2% Senior Notes Indenture and subject to the exceptions contained therein) is not less than $125 million.

     Section  4.4.  No  Material  Adverse  Change;  No  Restricted  Payments  or
Defaults.

     (a) Since June 28, 2002, no material adverse change has occurred (i) in the business, condition (financial or otherwise), operations, performance, prospects, assets or properties of the Obligors and their Subsidiaries taken as a whole or in the Borrower's ability to repay the Loan or (ii) with respect to any of the matters covered by the representations and warranties made in the Application; provided, however, that with respect to clause (i) of this Section 4.4(a), no event or circumstance disclosed in the Parent's quarterly reports on Form 10-Q filed with the SEC between June 28, 2002 and the Closing Date shall be considered a material adverse change.

     (b) Since June 28, 2002, neither Obligor nor any of their Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum of property for any Restricted Payment or agreed to do so except as would have been permitted by Section 6.3, as if such Section were in effect at all times since such date (but without regard to whether or not any Default or Event of Default would have existed during such time).

     (c) No event has occurred and no conditions exist which would on or after the Closing Date constitute a Default or Event of Default, and no such event or condition will result from the Borrowing.

     Section 4.5. Title To Properties; Liens. Each Obligor and its Subsidiaries has (i) good record, legal and marketable title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property) or other valid and enforceable rights to use property owned by others, or (iii) good and marketable title to (in the case of all other personal property), all properties and assets necessary to or used in the conduct of its business including: (x) all Collateral and other properties and assets reflected in the financial statements referred to in
Section 4.3 or in the most recent  financial  statements  delivered  pursuant to
Section 5.1 (other than assets disposed of since the date of such financial statements in the ordinary course of business), and (y) all additional
Collateral reflected in the Collateral Value Certificate delivered on the Closing Date. Except as otherwise permitted by this Agreement, all such properties and assets are free and clear of Liens.

     Section 4.6. Perfected Security Interest. The Collateral Agent, on behalf of the Lenders and the Board, has a first-priority perfected security interest in the Collateral.

     Section 4.7. Litigation; Adverse Facts. There are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of either Obligor or any of its Subsidiaries) at law or in equity or before or by any Governmental Authority pending or, to the knowledge of either Obligor, threatened against or affecting either Obligor or any of its Subsidiaries or any property of either Obligor or any of its Subsidiaries that, individually or in the aggregate, if adversely determined, could reasonably be expected to have a Material Adverse Effect or which challenges the legality, validity or binding effect of, or restricts any Obligor from entering into or performing under, any Loan Document including, without limitation, this Agreement and the Security Agreement nor does either Obligor have knowledge of any basis for any Person to institute any such action, suit, proceeding, arbitration or investigation. Neither Obligor nor any of its Subsidiaries is subject to or in default with respect to any final judgments, writs, injunctions, decrees of any court or any Governmental Authority.

     Section 4.8. Payment of Taxes. All federal income tax returns and other material tax returns and reports of each Obligor and its Subsidiaries required to be filed by any of them have been timely filed (or timely extensions have been obtained with respect thereto). All federal income taxes and material Taxes imposed upon each Obligor and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid before any penalty, fine or interest accrues thereon, or are being contested in good faith through appropriate proceedings and an adequate reserve has been established by the Obligors and their Subsidiaries to the extent required by GAAP. Except as disclosed in Schedule 4.8, there are no closing, settlement or similar agreements with respect to Taxes between any Obligor or any of its Subsidiaries and any taxing agency or authority. Except as set forth on Schedule 4.8, neither Obligor nor any of its Subsidiaries is party to any tax sharing agreements with any Person other than another Obligor or any of its Subsidiaries.

     Section 4.9. Performance of Agreements; Material Agreements.

     (a) Neither Obligor nor any of its Subsidiaries is in default in the performance, observance or fulfillment of (i) any of the material obligations, covenants or conditions contained in any of its material Contractual Obligations, or (ii) of any other obligation, covenant or condition thereof which could reasonably be expected to have a Material Adverse Effect, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default after giving effect to the Borrowing and the application of the proceeds therefrom.

     (b) Neither Obligor nor any of its Subsidiaries is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (c) Except as set forth on Schedule 4.9(c), neither Obligor nor any of its Subsidiaries is a party to or is otherwise subject to any material agreement or arrangement, including, but not limited to, agreements relating to Indebtedness, lease agreements or Guarantees, that provide for early payment, additional collateral support, changes in terms or acceleration of maturity, or the creation of an additional financial obligation, as a result of any of (i) an adverse change in the credit rating of either Obligor or any of its Subsidiaries, (ii) an adverse change in the financial ratios, earnings, cash flow or stock price of either Obligor or any of its Subsidiaries, or (iii) changes in the value of underlying, linked or indexed assets.

     (d) The Concessions listed on Schedule 4.9(d) hereto are all of the concessionary agreements or arrangements referred to in the Application and are reasonably expected by Borrower and the Parent to result in the cost-savings described in the Application. The Borrower has heretofore delivered to the Board and the Agent true and correct copies or descriptions of the Concessions which Concessions have not been amended, supplemented or otherwise modified prior to the date hereof or the Closing Date. After giving effect to the Loan and application of the proceeds therefrom, the Concessions are in full force and effect and constitute the legal, valid and binding obligations of the Obligors, their Subsidiaries and the counter-parties thereto (as applicable), enforceable against each in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     Section 4.10. Governmental Regulation. Neither Obligor nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

     Section 4.11. Securities Activities. Neither Obligor nor any of its Subsidiaries owns or is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock, nor shall any proceeds of the Loan be used to purchase or carry Margin Stock or to extend credit to any Person for the purpose of purchasing or carrying any Margin Stock in a manner that violates or causes a violation of Regulations T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board.

     Section 4.12. Employee Benefit Plans. Each Plan has been operated and administered in compliance with all applicable requirements of ERISA, and, if intended to qualify under Section 401(a) or 403(a) of the Internal Revenue Code, in compliance with all applicable requirements of such provisions, except where the failure to do so could not reasonably be expected to have, taking all instances in the aggregate, a Material Adverse Effect. Neither Obligor nor any ERISA Affiliate has any contingent liability with respect to any post-retirement benefits under a welfare benefit plan as defined in ERISA other than a liability for continuation coverage described in Part 6 of Title I of ERISA, except where such liability could not reasonably be expected to have, taking all instances in the aggregate, a Material Adverse Effect. Neither Obligor nor any ERISA Affiliate has maintained, contributed to or been obligated to maintain or contribute to, or has any actual or contingent liability under any Multiemployer Plan or any Plan that is subject to Title IV of ERISA.

     Section 4.13. Environmental Protection.

     (a) All Facilities and operations of each Obligor and its Subsidiaries are, and have been to the Obligors' knowledge, in compliance with all Environmental Laws except for any noncompliance which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (b) There is no, and has been no, condition, occurrence, or Hazardous Materials Activity arising (a) at any Facilities or, to the knowledge of either Obligor, at any other location or (b) in connection with the operations of either Obligor or its Subsidiaries (including the transportation of Hazardous Materials in accordance with applicable regulations), which condition, occurrence or Hazardous Materials Activity could reasonably be expected to form the basis of an Environmental Claim against either Obligor or any of its Subsidiaries and which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (c) There are no pending or, to either Obligor's knowledge, threatened Environmental Claims against either Obligor or its Subsidiaries, and neither Obligor nor its Subsidiaries have received any written notices, inquiries, or requests for information with respect to any Environmental Claims which if adversely determined could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (d) Except as disclosed to the Agent, the Board, the Participants and the Lenders in writing on or prior to the Closing Date, neither Obligor nor any of its Subsidiaries is currently operating or required to be operating under any compliance order, schedule, decree or agreement, any consent decree, order or agreement, and/or any corrective action decree, order or agreement issued or entered into under any Environmental Law, the failure to comply with which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 4.14. Solvency. After giving effect to the Borrowing and to the application of the proceeds therefrom, each Obligor is and, upon the incurrence of any Obligations by the Borrower on any date on which this representation is made or deemed made, will be, Solvent.

     Section 4.15. Disclosure. No representation or warranty of any Obligor contained in this Agreement, any other Loan Document, the Application or in any other document, certificate or written statement, or any other written information, furnished to the Board, the Agent, the Lenders or the Participants by or on behalf of either Obligor or any of its Subsidiaries for use in connection with the negotiation and closing of the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits any information necessary to make the statements therein not materially misleading, in each case, as and when made or furnished, or in the case of any such representations and warranties, as any of them may be made from time to time in accordance with this Agreement and the other Loan Documents. There are no facts known to any Responsible Officer of either Obligor (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     Section 4.16. Compliance With Laws. Each Obligor and each of its Subsidiaries is in compliance with all laws, statutes, rules, regulations and orders binding on or applicable to such Obligor, its Subsidiaries and all of their respective properties, except to the extent failure so to comply could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

     Section 4.17. Indebtedness; Off Balance Sheet Transactions.


     (a) Schedule 4.17 correctly sets forth the consolidated Indebtedness of the Obligors and their Subsidiaries as of September 30, 2002.

     (b) Other than as disclosed in the Parent's or Borrower's filings with the SEC with reasonable sufficiency and specificity (as contemplated in SEC Release No. 33-8056 (January 22, 2002)), there are no transactions, arrangements or other relationships between and/or among the Parent or any of its Affiliates (as such term is described in Rule 405 under the Securities Act of 1933, as amended) and any unconsolidated entity, including but not limited to, any structured finance, special purpose or limited purpose entity, of the type contemplated in SEC Release No. 33-8056.

     Section 4.18. Insurance. The properties, business and operations of the Obligors and their Subsidiaries are insured with reputable insurance companies reasonably believed to be financially sound (none of which are Affiliates of either Obligor) or by the United States of America in such amounts, with such deductibles and covering such risks as are insured against (including, but not limited to, war risk and third party liability) and carried in accordance with applicable law and prudent industry practice by major U.S. commercial air carriers similarly situated with the Obligors and owning or operating similar properties, aircraft and engines.

     Section 4.19. Section 1110. The Collateral Agent shall be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the right to repossess the Aircraft, Spare Engines and Pledged Spare Parts (as such terms are defined in the Security Agreement), in each case to the extent first placed into service after October 22, 1994, and to enforce its other rights and remedies with respect thereto under the Security Documents in the event of a case under Chapter 11 of the Bankruptcy Code in which the Borrower is debtor.

     Section 4.20.Absence of Labor Disputes. No strikes, boycotts, work stoppages or labor disputes with employees of any of the Obligors or their Subsidiaries exist or, to the knowledge of the Officers of any Obligor, are imminent or would reasonably be expected to occur that would reasonably be expected to have a Material Adverse Effect.

     Section 4.21. Gates and Slots.

     (a) Each Obligor and each of its Subsidiaries is in compliance with all leases, licenses or other agreements necessary in connection with such Person's use, operation or occupancy of gates at airport terminals.

     (b) Each Obligor and each of its Subsidiaries having any operational authority granted under 49 U.S.C. ss. 40103 and 14 C.F.R. Sec. ss.ss. 93.211-93.227 to conduct aircraft landing or take-off operations (such operational authority, "Slots") maintains a system for monitoring and utilizing such Slots in compliance with the regulations governing Slot use and loss set forth in 14 C.F.R. ss. 93.227, as amended from time to time.

     Section 4.22. Non-Guarantor Subsidiaries.  Except as otherwise described on
Schedule 4.22, the Subsidiaries listed on Schedule 4.22 hereto have no assets or liabilities and have undertaken no operations except in connection with their organization.


                                    Article V

                                    Covenants

     To induce the other parties to enter into this Agreement and to induce the Participants to enter into their respective Participations, the Obligors agree with each other party hereto that, so long as any of the Obligations remain outstanding:

     Section 5.1. Financial Statements and Other Reports

     (a) Each of the Obligors will establish and maintain, and will cause each of its Subsidiaries to establish and maintain, in accordance with sound business practices and applicable law and rules and regulations issued by any
Governmental Authority (i) a system of accounting, which shall include maintenance of proper books and records, to permit preparation of financial statements in conformity with GAAP and to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and
(ii) disclosure controls and procedures designed to ensure that material information relating to such Obligor and its Subsidiaries is made known to Responsible Officers of such Obligor in a timely manner.

     (b) The Obligors will deliver to the Agent, the Lenders, the Participants, the Board, the Loan Administrator and the Collateral Agent (but only to the


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extent information is to be delivered pursuant to clauses (v), (xii) and, in the case of information requested by the Collateral Agent, (xx) below):

     (i) (A) Quarterly Financials: as soon as available and in any event within two (2) days after the date on which such company is required to file its Form 10-Q under the Exchange Act (or would be so required if it were subject to the periodic reporting obligations of Section 13 or 15 of the Exchange Act), (x) the consolidated balance sheets of each of the Borrower and Parent as at the end of each fiscal quarter and the related consolidated statements of income and stockholders' equity of each such company for such fiscal quarter and consolidated cash flows of each such company for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures from the corresponding periods of the previous Fiscal Year and, in the case of the Parent, the corresponding figures from the quarterly projections delivered pursuant to clause (viii)(B) of this Section 5.1(b) for such quarter, all prepared in accordance with GAAP and in reasonable detail and certified by the Chief Financial Officer or the Chief Executive Officer of such company that they fairly present the consolidated financial condition of such company as at the dates indicated and the results of its operations and its cash flows for the periods indicated, and (y) a narrative report describing the operations of each such company in the form prepared for presentation to senior management for such fiscal quarter and for the period from the beginning of then current Fiscal Year to the end of such fiscal quarter; provided that delivery of the Form 10-Q filed by the Parent with the SEC for such fiscal quarter, if any, shall be deemed to satisfy all of the requirements of this Section 5.1(b)(i)(A)with respect to the Parent;

     (B) Monthly Reporting: as soon as available and in any event within 30 days after the end of each calendar month, the consolidated balance sheets of each Obligor as at the end of such month and the related consolidated statements of income and consolidated cash flows of such Obligor for such calendar month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth in each case with respect to the year-to-date period, in comparative form, the corresponding figures from the corresponding periods of the previous Fiscal Year, together with, in the case of the Parent, a unit-basis income statement (with per-ASM revenues and expenses (line by line)), variances from the monthly operating plan delivered pursuant to clause (viii)(B) of this
Section 5.1(b) for such month for each income statement line item; all such financial statements to be in the form prepared for the management of the Obligors and certified by the Chief Financial Officer or Chief Executive Officer of such company as fairly presenting, in all material respects, the consolidated financial condition of such Obligor as at the dates indicated and the results of its operations and its cash flows for the periods indicated (subject to normal year-end audit adjustments);

     (ii) Year-End Financials:  as soon as available and in any event within two
(2) days after the date on which such company is required to file its Form 10-K under the Exchange Act (or would be so required if it were subject to the periodic reporting obligations of Section 13 or 15 of the Exchange Act), (A) the consolidated balance sheets of each of the Borrower and the Parent as at the end of each Fiscal Year and the related consolidated statements of income and stockholders' equity of each such company for such Fiscal Year and consolidated cash flows of each such company for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and, in the case of the Parent, the corresponding figures from the annual financial plan delivered pursuant to Section 5.1(b)(viii) for the Fiscal Year covered by such financial statements of the Parent, all in reasonable detail and certified by the Chief Financial Officer or the Chief Executive Officer of such Obligor that they fairly present the consolidated financial condition of such Obligor as at the date indicated and the results of its operations and its cash flows for the periods indicated, (B) a narrative report describing the operations of such company in the form prepared for presentation to senior management for such Fiscal Year, and (C) an accountant's report on the financial statements of the Parent of Ernst & Young LLP or other independent certified public accountants of recognized national standing selected by such company, which report (1) shall express no doubts about the ability of such company to continue as a going concern and shall be otherwise unqualified in all respects, (2) shall state that in making its examination no knowledge of any Default or Event of Default was obtained or, if any such Default or Event of Default exists, shall state the nature and status of such Default or Event of Default (to the extent such statement is not prohibited by, or inconsistent with, applicable accounting literature), and (3) shall state that such consolidated financial statements fairly present in all material respects the consolidated financial position of such company as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; provided, that (x) references in such report to changes in GAAP, changes in accounting standards, highlighting contents of footnotes, limitations in the scope of the audit or exclusions from the audit information not required by GAAP that are, in each case, customary in industry practice and not prejudicial to the opinion stated therein shall not be deemed to be "qualifications" for the purpose of clause (C) of this subsection 5.1(b)(ii), and (y) delivery of the Form 10-K filed by the Parent with the SEC for such Fiscal Year, if any, and which satisfies the requirements of clauses (C)(1) and (3) above shall be deemed to satisfy the requirements of such clauses of this subsection 5.1(b)(ii) with respect to the Parent;

     (iii) Officer's Certificates: together with each delivery of financial statements of each Obligor pursuant to subsections 5.1(b)(i) and (ii) above after the Closing Date, (A) an Officer's Certificate from a Responsible Officer of such Obligor (1) stating the signer has reviewed the terms of this Agreement and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of such Obligor during the

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accounting period covered by such financial  statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event that constitutes an Event of Default or Default, or, if any such condition or event so existed or exists, specifying the nature and period of existence thereof and what action such Obligor has taken, is taking and proposes to take with respect thereto, (2) demonstrating in reasonable detail compliance (or noncompliance) with the restrictions contained in Section 6.4(c) for the period specified in such Section that ends on the last day of, and with the restrictions contained in Sections 6.3, 6.4(a) and 6.4(b) as of the end of, the applicable quarterly and annual accounting periods specified in such Sections and (3) stating whether any change in GAAP or in the application thereof has occurred since the date of delivery of the most recent financial statements under subsections 5.1(b)(i) and
(ii), and (B) with respect to the financial statements delivered pursuant to clauses (i)(A) and (ii) above of this Section 5.1(b), an Officer's Certificate from a Responsible Officer of such Obligor stating that there are no significant deficiencies in the design or operation of internal controls of such Obligor and its Subsidiaries which could adversely affect such Obligor's ability to record, process, summarize and report financial data, or, if any such deficiencies exist, describing them and what action such Obligor has taken, is taking or proposes to take with respect thereto;

     (iv) SEC Filings and Press Releases: promptly upon their becoming available, copies of (A) all financial statements, reports, notices and proxy statements sent or made available generally by the Borrower or the Parent to its security holders, (B) all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Parent, the Borrower or any of their Subsidiaries with any securities exchange or with the SEC or any Governmental Authority or private regulatory authority, and (C) all material press releases and other statements made available generally by the Parent, the Borrower or any of their Subsidiaries, to the public concerning material developments in the business of the Obligors or any of their Subsidiaries;

     (v) Events of Default, etc.: promptly upon any Officer of either Obligor obtaining knowledge (A) of any condition or event that constitutes an Event of Default or Default, (B) that any creditor has given any notice to either Obligor or any its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 7.1(b), (C) of any condition or event that would be required to be disclosed in a current report filed by the Borrower or the Parent with the SEC on Form 8-K if such Person were required to file such reports under the Exchange Act, (D) of the occurrence of any event or change that has had, or would reasonably be expected to have, a Material Adverse Effect, or (E) of any condition or event that constitutes a default or an event of default (or any condition with which the passing of time or the giving of notice or both would, unless cured or waived, become a default or event of default) under any Concession or any other material Contractual Obligation, an Officer's Certificate specifying the nature and period of existence of such Default, Event of Default, condition, event or

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

change (including with respect to notices under clause (A) of this Section 5.1(b)(v), specific references to all provisions of the Loan Documents under which the Default or Event of Default has occurred) or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Default, default, event or condition, and what action the Borrower has taken, is taking and proposes to take with respect thereto;

     (vi) Litigation or Other Proceedings: to the extent not otherwise disclosed pursuant to this Section 5.1(b), (A) promptly upon any Officer of either Obligor or any of its Subsidiaries obtaining knowledge of

     (x) the institution of, or threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), arbitration, governmental or other public agency or quasi-governmental investigation against or affecting either Obligor or any of its Subsidiaries or any property of either Obligor or any of its Subsidiaries (collectively, "Proceedings"), or

     (y) any material development in any Proceeding that, in any case:

     (1) if adversely determined could reasonably be expected to have a Material Adverse Effect;

     (2) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of the transactions contemplated hereby;

     (3) relates to financial or other operational condition or results of Borrower or the Parent; or

     (4) could cause any of the property comprising the Collateral to be subject to any restriction on ownership, occupancy, use or transferability;

written notice thereof together with such other information as may be reasonably available to the Obligors to enable each Lender, each Participant, the Agent, the Loan Administrator and the Board, and their respective counsel to evaluate such matters, and (B) no later than the date the annual financial statements are delivered under Section 5.1(b)(ii) for each Fiscal Year, a schedule of all Proceedings involving an alleged liability of, or claims against or affecting, either Obligor or any of its Subsidiaries the uninsured portion of which (treating as uninsured deductibles and any amounts which are insured by Affiliates or covered by self-insurance) is equal to or greater than $500,000 and promptly after request by the Agent, the Loan Administrator or the Board such other information as may be reasonably requested by the Agent, the Loan Administrator or the Board to enable the Agent, the Loan Administrator or the Board and their respective counsel to evaluate any of such Proceedings;

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

     (vii) ERISA Reports: promptly after the receipt by the Borrower of a request therefor by the Agent, the Loan Administrator, the Board, any Lender or any Participant, the Borrower shall provide the Agent, the Loan Administrator, the Board, such Lender and such Participant copies of any annual and other reports (including Schedule B thereto) with respect to a Plan filed by either Obligor or any ERISA Affiliate with the United States Department of Labor, the IRS or the Pension Benefit Guaranty Corporation;

     (viii) Financial Plans and Projections: (A) annually, as soon as practicable after preparation thereof by the Parent in the ordinary course of business but in no event later than March 1 of each year, the Parent shall provide the Agent, the Loan Administrator, the Board, each Lender and each Participant copies of the Parent's annual financial and operating plan and projections for such year, and (B) as soon as available but in any event at least ten (10) days prior to the beginning of each fiscal quarter of each Fiscal Year, the Parent shall provide the Agent, the Loan Administrator, the Board, each Lender and each Participant copies of the Parent's financial and operating plan and projections for such quarter, and for each month in such quarter, all of which plans and projections shall be in sufficient detail to facilitate a determination of the Borrower's budgeted contribution to such plans and projections;

     (ix) Environmental Audits and Reports: as soon as practicable following receipt thereof, the Borrower shall provide the Agent, the Loan Administrator, the Board, each Lender and each Participant copies of all environmental audits and reports, whether prepared by personnel of an Obligor or any of its
Subsidiaries or by independent consultants, with respect to significant environmental matters at any Facility or which relate to an Environmental Claim which could be expected to have a Material Adverse Effect;

     (x) Ratings Change; Liquidity Certificates: (A) within one Business Day after any public release by S&P or Moody's raising, lowering, suspending or placing under review for possible downgrade or suspension its credit rating or changing its outlook on any debt obligations of either Obligor or any of its Subsidiaries, and (B) at such additional times as the Borrower may elect, the Borrower shall provide the Agent, the Board, each Lender and each Participant a certificate setting forth the credit ratings on the debt obligations of the Obligors and their Subsidiaries (each, a "Liquidity Certificate");

     (xi) Reserved:

     (xii) Insurance/Condemnation Proceeds: in addition to any similar reporting obligations under the Security Documents but without the duplication of any such obligation, promptly notify the Agent, the Collateral Agent, each Lender, each Participant, the Loan Administrator and the Board upon an Officer of either Obligor or any of its Subsidiaries obtaining actual knowledge of (A) the occurrence of an event of loss or material damage to, or any taking, condemnation or requisition by any Governmental Authority of, any property of either Obligor or any of its Subsidiaries having fair market value or a replacement value in excess of $2,500,000 whether or not such loss or damage is expected to result in receipt of insurance or condemnation proceeds or of any other event of loss or damage that the Borrower reasonably expects to result in proceeds reasonably estimated by the Borrower to exceed $2,500,000 and (B) the receipt of insurance proceeds or condemnation proceeds from an event of loss or material damage to, or any taking, condemnation or requisition by any Governmental Authority of, any property of either Obligor or any of its Subsidiaries;

     (xiii) Future Issuance and Asset Sales: as soon as reasonably practicable but in no event less than five (5) days prior to the Borrower, the Parent or any of their Subsidiaries consummating any Future Issuance or Asset Sale, the Borrower shall (A) notify the Agent, each Lender, each Participant, the Loan Administrator and the Board of such event and what action the Borrower, the Parent or such Subsidiary has taken, is taking and proposes to take with respect thereto, including the use of proceeds, and (B) in connection with each such Asset Sale, deliver to the Agent, each Lender, each Participant, the Loan Administrator and the Board an Officer's Certificate from a Responsible Officer of the Borrower and the Parent certifying that the provisions of Section 6.10 will be satisfied;

     (xiv) Plan Audits and Liabilities: promptly after either Obligor or any ERISA Affiliate (A) contacts the IRS for the purpose of participating in a closing agreement or any voluntary resolution program with respect to a Plan which could reasonably be expected to have a Material Adverse Effect, or (B) knows or has reason to know that any event with respect to any Plan occurred that could reasonably be expected to have a Material Adverse Effect, notice of such contact or occurrence of such event;

     (xv) Funding Changes and New Plan Benefits: promptly after a change, a notification of any material increases in the benefits, or material change in funding method, with respect to which either Obligor or any of its Subsidiaries may have any liability, or the establishment of any material new Plan with respect to which either Obligor or any of its Subsidiaries may have any liability or the commencement of contributions to any Plan to which either Obligor or any ERISA Affiliate was not previously contributing, except to the extent that such an event would not reasonably be expected to have a Material Adverse Effect;

     (xvi) Claims and Proceedings: promptly after receipt of written notice of commencement thereof, notification of all (A) claims made by participants or beneficiaries with respect to any Plan, and (B) actions, suits, proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting either Obligor or any ERISA Affiliate with respect to any Plan, except those which, in the aggregate, if adversely determined, could not reasonably be expected to have a Material Adverse Effect;

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

     (xvii) ERISA Events: promptly after the occurrence of any ERISA Event that would reasonably be expected to have a Material Adverse Effect, notice thereof;

     (xviii) Labor Disputes: promptly upon any Officer of either Obligor or any of its Subsidiaries obtaining knowledge of the institution or threat of any strike, boycott, work stoppage or labor dispute relating to an Obligor or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect, notice thereof;

     (xix) Collateral Value Certificates: (A) no later than the date upon which the annual financial statements are delivered under clause (ii) of this Section 5.1(b) for the Fiscal Year ended December 31, 2002, a Collateral Value Certificate certifying the Collateral Value as of September 30, 2002 based on the Appraisal Report delivered under Section 5.14(a)(i)(A) and reflecting a value for the Eligible Receivables that is no less than the value reflected on the Collateral Value Certificate delivered pursuant to Section 3.1(a)(ix) and
(B) no later than the date upon which the quarterly financial statements are delivered under clause (i)(A) of this Section 5.1(b) for each fiscal quarter of each Fiscal Year and the date upon which the annual financial statements are delivered under clause (ii) of this Section 5.1(b) for each Fiscal Year beginning December 31, 2003, a Collateral Value Certificate certifying the Collateral Value, in each case as of a date no earlier than the end of the fiscal quarter or the Fiscal Year with respect to which the corresponding financial statements referenced above in this clause (xix) are being delivered; and

     (xx) Other Information: with reasonable promptness, such other information and data with respect to the Obligors or any of their Subsidiaries as from time to time may be reasonably requested by the Agent, the Collateral Agent, any Lender, any Participant, the Board or the Loan Administrator.

     Section 5.2. Corporate Existence. Except as permitted under Sections 6.5(a)(i) and 6.9, each Obligor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each Subsidiary of such Obligor and the permits, licenses, rights, (charter and statutory) and franchises of such Obligor and its Subsidiaries; provided, that the Obligors shall not be required to preserve any right, franchise, or the existence of any Subsidiary if the maintenance or preservation thereof is no longer desirable in the conduct of the business of such Obligor and its Subsidiaries taken as a whole and the non-preservation thereof could not reasonably be expected to have a Material Adverse Effect.

     Section 5.3. Payment of Taxes and Claims; Tax Consolidation.

     (a) The Obligors will, and will cause their Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Obligors or any of their Subsidiaries or upon the income,

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

profits or property of the Obligors or any of their Subsidiaries, and (ii) all lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien on the property of either Obligor or any of their Subsidiaries; provided, however, that no such Person shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and with respect to which an adequate reserve has been established by it to the extent required by GAAP.

     (b) The Obligors will not, and will not permit any of their Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than the Borrower, the Parent and any Subsidiary of the Borrower or the Parent).

     Section 5.4. Maintenance of Properties; Insurance. (a) The Obligors will, and will cause each of their Subsidiaries to, maintain all properties used or useful in the conduct of their business in good condition, repair and working order and supply such properties with all necessary equipment and make all necessary repairs, renewals, replacements, betterments and improvements thereto, all as in the judgment of the Obligors may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Borrower or any of their Subsidiaries from discontinuing the operation and maintenance of any such properties if such discontinuance is, in the good faith judgment of the Obligors, desirable in the conduct of their business and could not reasonably be expected to have a Material Adverse Effect, but subject in each case to all applicable provisions of the Security Documents.

     (b) The Obligors will insure and keep insured, and will cause each of their Subsidiaries to insure and keep insured, with reputable insurance companies reasonably believed to be financially sound that are not Affiliates of the Borrower, the Parent or any of their Subsidiaries, their properties, business and operations, in such amounts, with such deductibles and covering such risks as are insured against (including, but not limited to, war risk and third party liability) and carried in accordance with applicable law and prudent industry practice by major U.S. commercial air carriers similarly situated with the Obligors and owning or operating similar properties, aircraft and engines, including such insurance coverage as is required to be maintained under the Security Documents, and providing for not less than thirty (30) days' prior notice to the Agent, the Board and the Collateral Agent of termination, lapse or cancellation of such insurance.

     Section 5.5. Inspection. The Obligors will, and will cause their Subsidiaries to, permit any authorized representatives designated by the Agent, any Lender, any Participant, the Loan Administrator or the Board to visit and inspect any of the properties of the Obligors or any of their Subsidiaries, including their financial and accounting records, and to make copies and take extracts therefrom, and to discuss their affairs, finances and accounts with its and their officers and independent public accountants, at the Borrower's expense, during normal business hours and as often as may be reasonably requested; provided, that so long as no Default or Event of Default shall have

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occurred and be continuing,  such inspection shall be upon reasonable notice and at reasonable times, and shall not be disruptive to the business of the Obligors and their Subsidiaries, as reasonably determined by the Borrower.

     Section 5.6. Compliance With Laws, Etc. The Obligors will, and will cause each of their Subsidiaries to, comply in all material respects with all applicable material statutes, rules, regulations, orders, restrictions and Governmental Authorizations of any applicable Governmental Authority, or of any department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties, except such as are being contested in good faith by appropriate proceedings. The Borrower shall not conduct any Hazardous Materials Activity at any Facility or at any other location in a manner that does not materially comply with Environmental Laws. The Obligors and their Subsidiaries shall use reasonable best efforts to cause all other Persons operating or occupying any of their properties to comply with Environmental Laws.

     Section 5.7. Hazardous Materials.


     (a) To the extent the following are required by Environmental Laws, each of the Borrower and the Parent will conduct any and all investigations, studies, sampling and testing and will take, and will cause each of its Subsidiaries to take, any and all necessary remedial action in connection with the presence, storage, use, disposal, transportation or Release of any Hazardous Materials for which the Borrower is, or could be, liable. The foregoing shall not apply if, and only to the extent that (i) the Borrower's, the Parent's or such Subsidiary's liability for such presence, storage, use, disposal, transportation or Release of any Hazardous Materials is being contested in good faith and by appropriate proceedings diligently conducted by the Borrower, the Parent or such Subsidiary, (ii) such remedial action is taken by other Persons responsible for such remedial action through an indemnification of the Borrower or the Parent or
(iii) such non-compliance would not in any case or in the aggregate reasonably be expected to have a Material Adverse Effect. In the event the Borrower, the Parent or any of their Subsidiaries undertakes any such investigation, study, sampling, testing or remedial action with respect to any Hazardous Materials, the Borrower, the Parent or such Subsidiary will conduct and complete such action in compliance with all applicable Environmental Laws, and in accordance with the policies, orders and directives of all federal, state and local Governmental Authorities except for such non-compliance as would not in any case or in the aggregate reasonably be expected to have a Material Adverse Effect.

     (b) At the request of the Requisite Lenders or the Board from time to time, the Borrower will provide to the Lenders within sixty (60) days after such request, at the expense of the Borrower, an environmental site assessment report for any of its, the Parent's or their Subsidiaries' properties described in such request, prepared by an environmental consulting firm reasonably acceptable to the Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if the Agent determines at any time that a material risk exists that any such report will not be provided in the time referred to above, the Agent may retain an environmental consulting firm to prepare such report at the expense of the Borrower, and each of the Obligors hereby grants and agrees to cause any Subsidiary that owns property described in such a request to grant at the time of such request to the Agent, the Lenders, the Board, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter into their respective properties to undertake such an assessment.

     Section 5.8. Contractual Obligations. The Borrower, the Parent and their Subsidiaries will perform, observe or fulfill all material obligations, covenants and conditions contained in their material Contractual Obligations (including, but not limited to, the Concessions). The Obligors shall use their best efforts to cause the "Vendor Concessions" described on Schedule 4.9(d) to be documented in written agreements promptly and in any event within thirty (30) days following the Closing Date, and shall deliver copies of such written agreements to the Board.

     Section 5.9. Employee Benefit Plans. The Obligors and their Subsidiaries shall take such actions as are reasonably practicable to ensure that the Plans with respect to which they may have any liability are operated in compliance with all applicable laws except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. Neither Obligor nor any of their Subsidiaries shall amend, adopt or terminate any Plan unless such action would not reasonably be expected to have a Material Adverse Effect.

     Section 5.10. FAA Matters; Citizenship. The Borrower will at all times hereunder be an "air carrier" within the meaning of the Act and hold a certificate under 49 U.S.C. Section 41102(a)(1) as currently in effect or as may be amended or recodified from time to time. The Borrower and each Subsidiary of either Obligor engaged in operations as an "air carrier" will at all times hereunder be a United States Citizen holding an air carrier operating certificate issued pursuant to Chapter 447 of Title 49 for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo. Each Obligor and each of their Subsidiaries will possess and maintain all necessary consents, franchises, licenses, permits, rights and concessions and consents which are material to the operation of the routes flown by it and the conduct of its business and operations from time to time.

     Section 5.11. Board Guarantee. Each Obligor and each of their Subsidiaries shall comply with all of the terms, requirements and conditions applicable to it under the Act and the Regulations, or as may otherwise be imposed by, or agreed with, the Board in connection with the issuance of the Board Guarantee, and shall promptly furnish to the Board, the Loan Administrator and the Agent all such information as may be requested by the Board, the Loan Administrator or the Agent in connection with the Board Guarantee. Each Obligor and each of their Subsidiaries shall execute such documents and take such actions in furtherance of its obligations under the Act and the Regulations as the Board, the Loan Administrator or the Agent may request.

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

     Section 5.12. Lower-Tier Covered Transaction. The Borrower agrees that in the event that it enters into any "lower-tier covered transaction" (as such term is defined in 31 C.F.R. Section 19.110, as amended or modified from time to time and not excepted therefrom by 31 C.F.R. Section 19.200(c)) in respect of the transactions contemplated hereunder, it will include the clause entitled "Certificate Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion - Lower Tier Covered Transactions" as set forth in Appendix B to Part 19 of title 31 of the C.F.R. in such "lower-tier covered transaction", and that it will obtain a certification from the other Person or Persons party to such "lower-tier covered transaction" to the effect that each such other Person (and each "principal" thereof, as such term is defined in 31 C.F.R. Section 19.105, as amended or modified from time to time) is not presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in such transaction by any Federal department or agency, or an explanation why such Person is unable to so certify. Further, the Borrower agrees that it will not enter into a "lower-tier covered transaction" with a Person who has been proposed for debarment under 48 C.F.R. Section 9.4, debarred or suspended unless granted an exception for such "lower-tier covered transaction" pursuant to 31 C.F.R. Section 19.215.

     Section 5.13. Comptroller General Audits and Reviews. Each of the Obligors agrees to permit, and to cooperate in the conduct of, such audits and reviews during the period the Loan is outstanding and for three years thereafter, as the Board may deem appropriate, by an independent auditor acceptable to the Board or the United States Comptroller General. To the extent requested by the Board or the Loan Administrator, the Obligors shall provide access to the officers and employees, books, records, accounts, documents, correspondence, and other information of the Obligors, their Subsidiaries, Affiliates, financial advisors, consultants and independent certified accountants that the Board or the United States Comptroller General considers necessary.

     Section 5.14. Appraisal Reports; Additional Collateral.

     (a) The Borrower shall obtain one or more Appraisal Reports establishing the value of the Appraised Collateral as of (i)(A) September 30, 2002 and (B) the last day of each Fiscal Year beginning December 31, 2003, (ii) the date upon which any additional property or assets that constitutes Appraised Collateral is pledged as Collateral to the Collateral Agent to secure the Obligations, but only with respect to such additional Collateral and (iii) a date which is no later than 60 days after the Board (or if the Board Guarantee shall have terminated, the Requisite Lenders) has requested that the Borrowers obtain an Appraisal Report; provided, however, that the Borrower shall not be required to obtain an Appraisal Report, other than (x) pursuant to subsections (i) and (ii) hereof, or (y) if requested by the Board under clause (iii) hereof following delivery of a Collateral Value Certificate that discloses that the value of the Collateral has or may have been, or may be materially and adversely affected, more than once per Fiscal Year (it being understood that the obligation herein of the Borrower to periodically obtain Appraisal Reports shall be in addition to any rights or obligations under the Security Agreement). Such Appraisal Reports may be based on desktop appraisals unless the Board (or if the Board Guarantee shall have terminated, the Requisite Lenders) shall have requested that an Appraisal Report be based on physical inspection.

     (b) The Borrower shall maintain the value of the Collateral. In furtherance thereof, if at any time after December 31, 2002 (x) the then aggregate Collateral Value shall be less than (y) an amount equal to (i) the aggregate Collateral Value as of September 30, 2002 (as reflected in the Collateral Value Certificate delivered pursuant to Section 5.1(b)(xix)(A)), less (ii) an aggregate amount equal to the amounts previously prepaid from Excess Cash Flow pursuant to this paragraph and amounts prepaid pursuant to Section 2.6(c), including with respect to assets constituting Collateral (any difference under clause (A) and/or the difference between (x) and (y), the "Value Differential"), the Obligors shall promptly do one of the following to the extent (but only to the extent) necessary to eliminate such Value Differential: (i) prepay the Loan from the Parent's Excess Cash Flow for the fiscal quarter during which or as of the end of which the Value Differential is established, in accordance with the provisions of Section 2.5 hereof, (ii) pledge pursuant to a Security Agreement Supplement delivered to the Collateral Agent, and subject to the terms and conditions of the Security Agreement, additional Eligible Collateral available to be pledged to the Collateral Agent, or (iii) prepay the Loan as provided in clause (i) above and pledge pursuant to a Security Agreement Supplement delivered to the Collateral Agent, and subject to the terms and conditions of the Security Agreement, additional Eligible Collateral; provided, that if the Parent's Excess Cash Flow for such fiscal quarter, together with all Eligible Collateral that is available to be pledged to the Collateral Agent is not sufficient to eliminate such Value Differential, the Obligors shall continue to prepay the Loan from the Parent's Excess Cash Flow for each subsequent fiscal quarter and pledge all additional Eligible Collateral as it becomes available until the Value Differential no longer exists (it being understood that assets subject to a Lien permitted under Section 6.1 other than a Permitted Encumbrance are not available to be pledged to the Collateral Agent), and provided, further, that if any cash which is used to purchase Aircraft Related Equipment is deducted from Consolidated EBITDAR in computing the amount of Excess Cash Flow for any fiscal quarter during the existence of a Value Differential, the Aircraft Related Equipment purchased with such cash shall be pledged to the Collateral Agent pursuant to clause (ii) above.

     (c) If additional  Eligible  Collateral is being pledged in accordance with
Section 5.14(b), such additional Eligible Collateral shall be free and clear of any Liens and the Borrower shall execute and deliver to the Collateral Agent the applicable Security Agreement Supplements and take all other action necessary or desirable to cause the Liens created thereby to be perfected first priority Liens protected under applicable law, shall furnish favorable legal opinions to the Collateral Agent with respect to such additional Eligible Collateral, including the perfection and priority of the Collateral Agent's Lien thereon and evidence of applicable filings to the Loan Administrator, and shall otherwise comply with the provisions of the Security Agreement that apply to a pledge of such Collateral.

     (d) In connection with each prepayment or pledge of additional Eligible Collateral pursuant to Section 5.14(b) above, the Borrower shall deliver to the Collateral Agent, the Loan Administrator and the Board either (i) a Collateral Value Certificate which establishes that the applicable Value Differential no longer exists, or (ii) a certificate from a Responsible Officer of the Borrower that certifies (A) the amount of Excess Cash Flow for the most recently ended fiscal quarter, and (B) that the Borrower has pledged pursuant to Section 5.14(b) all available Eligible Collateral.

     Section 5.15. Additional Subsidiaries. With reasonable promptness and in any event within 30 days following the formation or acquisition of a Subsidiary by either Obligor or upon the commencement of operations by any Subsidiary listed on Schedule 4.22 (other than Washington Assurance Limited), as applicable, the Obligors (a) shall provide the Agent, the Loan Administrator, the Board and each Lender the name, corporate structure and allocation of Voting Stock of such Subsidiary and shall supplement Schedule 4.1 with all relevant information with respect to any such new Subsidiary, and (b) shall (i) (A) in the case of any such Subsidiary (other than any Subsidiary to which clause (B) below applies), cause such Subsidiary to execute and deliver to the Agent and the Board a Subsidiary Guarantee in the form of Exhibit I dated no later than 30 days following such formation or acquisition or upon such commencement of operations, as applicable, or (B) in the case of any foreign Subsidiary that is a controlled foreign corporation, if compliance with clause (A) above could increase its current or future investment in United States property under
Section 956 of the Internal Revenue Code and the regulations thereunder, deliver to the Agent and the Board a pledge of 65% of such Subsidiary's stock to secure payment of the Obligations dated no later than 30 days following such formation or acquisition or upon such commencement of operations, as applicable, and (ii) deliver to the Agent and the Board (A) documents of the types referred to in
Section 3.1(a)(xi) with respect to such Subsidiary and (B) a certificate signed by the Secretary or Assistant Secretary of such Subsidiary of the type referred to in Section 3.1(a)(xii).

     Section 5.16. Chief Executive Officer. Subject to compliance with the fiduciary duties of the directors of the Parent and the Borrower, the Parent and the Borrower shall take all reasonable action to cause J. George Mikelsons to remain their chief executive officer for at least three years following the Closing Date.

     Section 5.17. Further Assurances. At any time or from time to time upon the request of the Board, any Lender, any Participant (with respect to Obligations owing directly to it hereunder), the Loan Administrator, the Collateral Agent or the Agent, the Obligors will, and will cause their Subsidiaries to, at the Borrower's expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as the Board, such Lender, such Participant, the Loan Administrator, the Collateral Agent or the Agent may reasonably request in order to correct material defects or errors in the Loan Documents or the execution, acknowledgement, filing or recordation thereof, to maintain and ensure the validity, effectiveness, priority and perfection of the Collateral Agent's Liens intended to be created pursuant to the Security
Agreement, to provide for payment of the Obligations in accordance with the terms of this Agreement, the Notes and the other Loan Documents and otherwise to effect fully the purposes of the Loan Documents.

                                   Article VI

                               NEGATIVE COVENANTS

     To induce the other parties to enter into this Agreement and to induce the Participants to enter into their respective Participations, the Obligors agree with each other party hereto, as long as any of the Commitments remain in existence or the Obligations remain outstanding:

     Section 6.1. Liens and Related Matters.

     (a) Prohibition on Liens. The Obligors shall not, and shall not permit any of their Subsidiaries to, directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable or the Collateral) of the Obligors or any of their Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any state or under any similar recording or notice statute, except:

     (i) Permitted Encumbrances;

     (ii) purchase money Liens securing Indebtedness used to acquire Aircraft Related Equipment or liens created or incurred in connection with refinancing of any Aircraft Related Equipment acquired by the Borrower or another Wholly-Owned Subsidiary of the Parent which refinancing occurs within eighteen months after the date of such acquisition;

     (iii) other Liens securing or relating to Indebtedness permitted pursuant to this Agreement and other liabilities and obligations permitted pursuant to this Agreement in an aggregate amount not to exceed $10,000,000 at any time outstanding;

     (iv) Liens securing Indebtedness used to refinance the Loan;

     (v) Liens described in Schedule 6.1 annexed hereto;

     (vi) judgment and attachment Liens not giving rise to an Event of Default or relating to an action or judgment that is a Default or Event of Default;

     (vii) Liens on the assets of any entity or on any asset existing at the time such entity or asset is acquired by an Obligor or any Subsidiary of an Obligor, whether by merger, consolidation, purchase of assets or otherwise; provided, that such Liens (i) are not created, incurred or assumed by such entity in contemplation of or in connection with the financing of such entity's being acquired by such Obligor or such Subsidiary; (ii) do not extend to any other assets of such Obligor or such Subsidiary; and (iii) the Indebtedness secured by such Lien is permitted pursuant to this Agreement;

     (viii) leases or subleases granted to others not interfering in any material respect with the ordinary conduct of business of either Obligor or any of its Subsidiaries; and

     (ix) Liens on the Borrower's membership interests in the BATA Joint Venture to secure the obligations in respect of loans made to the Borrower by the other members thereof (or any Affiliate of such member) in order to fund the Borrower's obligation to make investments of Cash or otherwise to make Cash available to the BATA Joint Venture pursuant to the terms thereof as such terms exist on the Closing Date.

     (b) No Restrictions on Subsidiary Distributions to Borrower or Other Subsidiaries. Except (i) as provided herein and in the other Loan Documents or
(ii) as described on Schedule 6.1 annexed hereto, the Obligors will not, and will not permit any of their Subsidiaries to, create or otherwise cause or suffer to exist or become effective any Payment Restriction.

     Section 6.2. Investments.

     Neither Obligor shall, nor shall it permit any of its Subsidiaries to make any Investment other than (a) Investments consisting of Cash Equivalents; (b) accounts receivable if credited or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (c) payroll advances and advances for business and travel expenses in the ordinary course of business; (d) Investments by the Borrower in its Wholly-Owned Subsidiaries in the ordinary course of business and Investments by the Parent in its Wholly-Owned Subsidiaries in the ordinary course of business; (e) (i) Investments by any Subsidiary of the Parent in the Borrower or in any other Wholly-Owned Subsidiary of the Borrower and (ii) Investments by any Subsidiary of the Parent (but with respect to the Borrower and its Subsidiaries, only to the extent such Investment is otherwise permitted under this Section 6.2 or
Section 6.3) in the Parent or in any other Wholly-Owned Subsidiary of the Parent, in each case, in the ordinary course of business or as otherwise permitted under Section 6.3; (f) Investments made by way of any endorsement of negotiable instruments received by the Parent, the Borrower or any of their Subsidiaries in the ordinary course of its business and presented by it to any bank for collection or deposit; (g) stock, obligations or securities received in settlement of debts created in the ordinary course of business owing to the Parent, the Borrower or any Subsidiary; (h) in addition to any other permitted investments, any other Investments by the Parent or the Borrower in an aggregate outstanding amount not exceeding $10,000,000 at any time; (i) Investments by any Non-Guarantor Subsidiary in the Parent or any Subsidiary of the Parent that is a Restricted Subsidiary as of the date hereof; (j) Investments existing on the Closing Date and reflected on Schedule 6.2; (k) Investments in the BATA Joint Venture pursuant to the terms thereof as they exist on the Closing Date; and (l)

Investments in travel or airline related businesses made in connection with marketing and promotion agreements, Alliance Agreements, distribution agreements, agreements relating to flight training and other similar agreements under which a portion of the consideration to the Parent, the Borrower or one or more of their Subsidiaries includes an opportunity for Investment in the Capital Stock of other Persons, which Investments under this clause (l) shall not exceed $20,000,000 in the aggregate.

     Section 6.3. Restricted Payments. Neither the Parent nor the Borrower shall, and neither of them shall permit any of their Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment (which shall include payments by the Borrower in satisfaction of obligations under the 9 5/8% Senior Notes Indenture or the 10 1/2% Senior Notes Indenture or any note issued under either of them, pursuant to the Borrower's guarantee of such obligations or otherwise, at any time when the Borrower would be prohibited from making a Restricted Payment to the Parent to fund such obligations); provided, however, that (a) so long as no Default or Event of Default shall have occurred and be continuing, (i) the Parent may (A) make required dividend payments in respect of the Series A preferred stock of the Parent outstanding on the date hereof, (B) make required dividend payments in respect of the Series B preferred stock of the Parent outstanding on the date hereof, (C) pay cash in lieu of fractional shares or scrip upon conversion of the Series B preferred stock of the Parent to common shares of the Parent or upon exercise of the Warrants, and (D) repurchase its common stock in any fiscal year in an aggregate amount not to exceed $500,000; and (ii) the Borrower may make Restricted Payments to the Parent (A) to enable the Parent to make the payments permitted under clause (i) above, (B) to fund scheduled payments of principal, interest and fees on the 9 5/8% Senior Notes and the 10 1/2% Senior Notes and to fund scheduled payments of principal, interest and fees on other
Indebtedness not otherwise prohibited by this Agreement or any other Loan Document, and (C) to enable the Parent or any of its Subsidiaries to enter into transactions outside of the ordinary course of business and which are not otherwise prohibited by this Agreement or any of the other Loan Documents; (b) the Borrower may make Restricted Payments to the Parent to (i) pay or reimburse the Borrower's share of the Parent's business expenses and overhead or otherwise in the ordinary course of business consistent with past practice, (ii) to pay or reimburse the Parent for Capital Stock (including options on any such Capital Stock or related stock appreciation rights or similar securities) purchases or redemptions from officers, directors or employees of the Borrower or the Parent (or their estates or beneficiaries under their estates) upon death, disability, retirement, termination of employment or pursuant to the terms of any plan or any other agreement under which such Capital Stock or related rights were issued, in an amount not to exceed $5,000,000 per Fiscal Year and (iii) to pay or reimburse the Parent for withholding taxes arising from cashless exercises of options or warrants by officers, directors or employees for the Parent's Capital Stock; and (c) any Wholly-Owned Subsidiary of the Parent (but in the case of the Borrower, only to the extent otherwise permitted under this Section 6.3) may make dividend payments to the Parent.

     Section 6.4. Financial Covenants.

     (a) The Parent shall not permit the reserve of unrestricted Cash and Cash Equivalents (that in either case are free from all Liens other than Permitted Encumbrances of the type described in clause (vii) of the definition of Permitted Encumbrances) of the Borrower and its Wholly-Owned Subsidiaries to be less than $40,000,000, it being understood that to the extent that obligations in respect of cash collateralized letters of credit or other similar instruments are excluded from the definition of Indebtedness for the purpose of determining compliance with either of Sections 6.4(b) or (c), the Cash or Cash Equivalents that secures such obligations shall be excluded from unrestricted Cash and Cash Equivalents.

     (b) The Parent shall not permit its ratio of consolidated Indebtedness as of the dates specified below, or at any time during the fiscal quarter ending on such dates, to Consolidated EBITDAR (calculated for the four fiscal quarters ending on such dates) to be greater than the applicable ratio set forth below:



-------------------------------------- -----------------------------------------
                                        Applicable Consolidated Indebtedness to
       Fiscal Quarter Ending:                        EBITDAR Ratio
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
March 31, 2005                                         7.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
June 30, 2005                                          7.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
September 30, 2005                                     7.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
December 31, 2005                                      7.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
March 31, 2006                                         7.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
June 30, 2006                                          7.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
September 30, 2006                                     7.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
December 31, 2006                                      7.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
March 31, 2007                                         6.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
June 30, 2007                                          6.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
September 30, 2007                                     6.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
December 31, 2007                                      6.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
March 31, 2008                                         6.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
June 30, 2008                                          6.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
September 30, 2008                                     6.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
December 31, 2008                                      6.00:1.00
-------------------------------------- -----------------------------------------

--------------------------------------------------------------------------------

     (c) The Parent shall not permit its ratio of Consolidated EBITDAR (calculated for the four fiscal quarters ending on the dates specified below) to Consolidated Fixed Charges for such four fiscal quarters to be less than the applicable ratio specified below:



-------------------------------------- -----------------------------------------
                                           Applicable Consolidated EBITDAR to
                                            Consolidated Fixed Charges Ratio
       Fiscal Quarter Ending:
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
September 30, 2004                                     1.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
December 31, 2004                                      1.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
March 31, 2005                                         1.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
June 30, 2005                                          1.00:1.00
-------------------------------------- -----------------------------------------

-------------------------------------- -----------------------------------------
September 30, 2005                                     1.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
December 31, 2005                                      1.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
March 31, 2006                                         1.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
June 30, 2006                                          1.00:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
September 30, 2006                                     1.15:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
December 31, 2006                                      1.15:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
March 31, 2007                                         1.15:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
June 30, 2007                                          1.15:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
September 30, 2007                                     1.15:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
December 31, 2007                                      1.15:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
March 31, 2008                                         1.25:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
June 30, 2008                                          1.25:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
September 30, 2008                                     1.25:1.00
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
December 31, 2008                                      1.25:1.00
-------------------------------------- -----------------------------------------

--------------------------------------------------------------------------------

     Section 6.5. Restriction on Acquisitions; New Subsidiaries.

     (a) Neither Obligor shall, nor shall permit any of its Subsidiaries to, liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) or acquire by purchase or otherwise, including in a transaction structured as a merger, all or any portion of the business, property or assets (excluding therefrom purchases and acquisitions in the ordinary course of business by the Parent, the Borrower and their Subsidiaries of property from any Person not constituting all or substantially all of the property of such Person), or Capital Stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except that:

     (i) (A) any Wholly-Owned Subsidiary of the Borrower may be merged with or into the Borrower or any Wholly-Owned Subsidiary of the Borrower or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to the Borrower or any Wholly-Owned Subsidiary of the Borrower, and (B) any Subsidiary of the Parent (other than the Borrower and any of its Subsidiaries) may be merged with or into the Parent or any Wholly-Owned Subsidiary of the Parent or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to the Parent or any such Wholly-Owned Subsidiary of the Parent (or, with respect to clauses (A) and (B), in the case of any Non-Guarantor Subsidiary, to the Parent or any Subsidiary of the Parent that is a Restricted Subsidiary as of the date hereof); and

     (ii) the Obligors may make (A) Investments permitted under Section 6.2 above at any time, and (B) after the date on which the outstanding principal amount of the Loan is equal to or less than $100,000,000, acquisitions of Capital Stock, the assets and/or the business of another Person (including any division or line of business of such Person); provided, that, (A) the acquisition primarily involves the acquisition of assets to be used in the business of the Obligors, (B) with respect to such acquisition any newly acquired Subsidiary of the Borrower shall be a Wholly-Owned Subsidiary, and any newly acquired Subsidiary of the Parent shall be, a Wholly-Owned Subsidiary, (C) immediately before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (D) immediately after giving effect to the acquisition, the Borrower shall be in compliance on a Pro Forma Basis with Section 6.4 (in the case of Section 6.4(b), as of the end of the most recently ended fiscal quarter) and such compliance shall be evidenced by an Officer's Certificate from a Responsible Officer demonstrating such compliance,
(E) immediately following such acquisition, the Borrower's credit rating is no lower than immediately prior thereto, (F) the aggregate purchase price in connection with all such acquisitions (excluding therefrom any Indebtedness assumed in connection with such acquisitions and any portion of the purchase price thereof paid with the Borrower's Common Stock) does not exceed $20,000,000, and (G) neither Obligor nor any Subsidiary shall assume any Indebtedness that was incurred or issued by any Person to finance such acquisition; and

     (iii) the Obligors may enter into a consolidation or merger that complies with Section 6.9 hereof.

     (b) Neither Obligor will change its Fiscal Year if such change will cause an unreasonable delay in the production of the financial statements required by
Section 5.1(b)(ii).

     Section 6.6. Sales and Lease-Backs. The Obligors shall not, and shall not permit any of their Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired (other than leases of Aircraft Related Equipment) which (a) the Obligors or any of their Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than the Obligors or any of their Subsidiaries) or (b) the Obligors or any of their Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by the Obligors or any of their Subsidiaries to any Person (other than the Obligors or any of their Subsidiaries) in connection with such lease; provided, that the Obligors may consummate the transactions on Schedule 6.6 hereto, but subject to
Section 2.6(c) to the extent of all proceeds of a sale as part of a sale-leaseback transaction described on Schedule 6.6 that exceeds the book value (as of the date of such sale) of the assets so sold, and subject to Section 2.6(b), either Obligor and their Subsidiaries may become and remain liable as lessee, guarantor or other surety with respect to any such lease if and to the extent that the annual aggregate rentals under all such leases does not exceed $10,000,000.

     Section 6.7. Transactions with Affiliates.

     (a) Neither Obligor nor any of its Subsidiaries shall, directly or indirectly (i) sell, lease, transfer or otherwise dispose of any of its properties or assets, or issue securities to, (ii) purchase any property, assets or securities from, (iii) make any Investment in, or (iv) enter into or suffer to exist any contract or agreement with or for the benefit of, any Affiliate or holder of 5% or more of any class of Capital Stock (and any Affiliate of such holder) of the Borrower (an "Affiliate Transaction"), other than (x) Affiliate Transactions permitted under Section 6.7(b) hereof and (y) Affiliate Transactions (including lease transactions) which are on fair and reasonable terms no less favorable to such Obligor or such Subsidiary, as the case may be, than those that might reasonably have been obtainable at such time from an unaffiliated party; provided, that if an Affiliate Transaction or series of Affiliate Transactions involves or has a value in excess of $1,000,000, such Obligor or such Subsidiary, as the case may be, shall not enter into such Affiliate Transaction or series of Affiliate Transactions unless a majority of the disinterested members of the board of directors of the Parent shall reasonably and in good faith determine that such Affiliate Transaction is fair and reasonable to such Obligor or such Subsidiary, as the case may be, or is on terms no less favorable to such Obligor or such Subsidiary, as the case may be, than those that might reasonably have been obtained at such time from an unaffiliated party.

     (b) The provisions of Section 6.7(a) shall not apply to (i) the agreements listed on Schedule 6.7 as in effect on the Closing Date or any transaction contemplated thereby so long as any such agreement or transaction is not disadvantageous to the Board, the Lenders or (solely in respect of its interest in the transactions contemplated by this Agreement and its Participation) any Participant in any material respect; (ii) any transaction between the Parent and any of its Wholly-Owned Subsidiaries or between such Wholly-Owned Subsidiaries, provided such transactions are not otherwise prohibited by this Agreement; (iii) reasonable and customary fees and compensation paid to, and indemnity provided on behalf of, officers, directors or employees of either Obligor or any of its Subsidiaries, as determined by the board of directors of such Obligor or any of its Subsidiaries or the senior management thereof in good faith; (iv) any Restricted Payments permitted by Section 6.3; (v) any payments or other transactions pursuant to any tax sharing agreement between either Obligor and its Subsidiaries; (vi) transactions contemplated by any Alliance Agreements permitted hereunder; (vii) the Loan Documents and the transactions contemplated thereby; and (viii) repayment of Indebtedness owed by, making of loans or advances by or transfers of property or assets by any Non-Guarantor Subsidiaries, in each case, to the Parent or any Subsidiary of the Parent that is a Restricted Subsidiary as of the date hereof.

     Section 6.8. Conduct of Business. From and after the date hereof, neither Obligor shall, nor shall permit any of its Subsidiaries to, engage in any business other than (a) the businesses engaged in by the Obligors and their

Subsidiaries on the date hereof and related businesses and (b) such other lines of business as may be consented to by the Board and the Requisite Lenders.

     Section 6.9. Merger or Consolidation. Neither Obligor shall consolidate with or merge with any other Person or convey, lease, sub-lease, otherwise dispose of, or transfer all or substantially all its or their business, properties and assets substantially as an entirety to any Person, unless: (a)
(i) in the case of a consolidation or merger involving the Borrower, the Borrower is the surviving entity or if the Borrower is not the surviving entity, such surviving entity or the Person that acquires by conveyance, lease or transfer the properties and assets of the Borrower substantially as an entirety, shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia and can make the representations contained in Section 4.1(b), and shall expressly assume, by an agreement executed and delivered to the Agent, for the benefit of the Lenders, the Participants (as third-party beneficiaries hereof) and the Board, in form satisfactory to the Agent, the Obligations and all of the other obligations of the Borrower hereunder and under the other Loan Documents, or (ii) in the case of a consolidation or merger involving the Parent, the Parent is the surviving entity or if the Parent is not the surviving entity, such surviving entity, or the Person that acquires by conveyance, lease or transfer the properties and assets of the Parent substantially as an entirety, shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia and can make the representations contained in
Section 4.1(b) and shall expressly assume, by an agreement executed and delivered to the Agent and Board, in form satisfactory to the Agent and the Board, all of the Parent's obligations hereunder and under the Loan Documents;
(b) immediately before and after giving effect to such transaction, no Event of Default or Default shall have occurred and be continuing and immediately after giving effect to such transaction the Obligors shall be in Pro Forma compliance with Section 6.4 (in the case of Section 6.4(b), as of the end of the most recently ended fiscal quarter); (c) immediately following such acquisition, the Borrower's credit rating is no lower than immediately prior thereto; (d) neither Obligor nor any of its Subsidiaries shall assume any Indebtedness that was incurred or issued by any Person to finance such transaction; (e) the Borrower has delivered to the Agent and the Board an Officer's Certificate from a Responsible Officer and an opinion of counsel from counsel satisfactory to the Agent, in form and substance satisfactory to the Agent and the Board, stating that such transaction and such agreement comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with and addressing such other matters as may be reasonably requested by the Board and the Agent; provided, however, that notwithstanding the foregoing provisions of this Section 6.9, prior to the date on which the outstanding principal amount of the Loan is equal to or less than $75,000,000, neither Obligor shall consolidate with or merge with any other Person or convey, lease or transfer its properties and assets substantially as an entirety to any Person.

     Section 6.10. Limitation on Asset Sales. Neither Obligor will, and the Obligors shall cause their Subsidiaries not to, directly or indirectly, consummate any Asset Sale unless (a) the consideration received in respect of such Asset Sale is at least equal to the Fair Market Value of the assets subject to such Asset Sale, (b) at least 85% of the value of the consideration therefrom received by such Obligor or Subsidiary is in the form of a combination of the following: (i) cash or Cash Equivalents, (ii) Aircraft Related Equipment or other assets to be owned by and used in the business of an Obligor or (iii) the assumption by the Person acquiring the assets in such Asset Sale of Indebtedness or Trade Payables of such Obligor or such Subsidiary with the effect that the Obligors and their Subsidiaries will no longer have any obligation with respect to such Indebtedness or Trade Payables, (c) immediately before and after giving effect to such Asset Sale, no Default or Event of Default shall have occurred and be continuing, and (d) immediately after giving effect to such Asset Sale and the application of the proceeds thereof, there shall not exist any Value Differential; provided, however, that this Section 6.10 shall not apply to (x) any transfer of property of a Non-Guarantor Subsidiary to the Parent or any Subsidiary of the Parent that is a Restricted Subsidiary as of the date hereof or, (y) Asset Sales to the BATA Joint Venture pursuant to the terms thereof as such terms exist on the Closing Date.

     Section 6.11. Limitations with Respect to Subsidiaries.

     (a) Each Subsidiary of each Obligor shall at all times be a Wholly-Owned Subsidiary of such Obligor and there shall not exist any restrictions on the right of either Obligor to vote any Capital Stock of its Subsidiaries.

     (b) Neither Obligor may create or acquire new Subsidiaries, except Wholly-Owned Subsidiaries, and if (i) in the case of the Parent, the total assets of such Subsidiaries in the aggregate (other than single purpose Subsidiaries created solely for the purpose of financing aircraft for use by the Borrower) do not at any time exceed five percent (5%) of the consolidated total assets of the Parent, in each case determined in accordance with GAAP and (ii) the Obligors comply with the provisions of Section 5.15 hereof, but the Obligors may make Investments permitted under Section 6.2.

     (c) From and after the date hereof, Washington Assurance Limited shall not engage in any business other than the business it is engaged in on the date hereof.

     Section 6.12. Partnerships and Joint Ventures; Speculative Transactions. Neither of the Obligors, nor any Subsidiary thereof, shall become a general partner in any general or limited partnership or joint venture engaged or involved in, nor shall either of the Obligors nor any Subsidiary thereof engage in any transaction involving, commodity options or future contracts or any similar speculative transactions; provided, however, that entry into those transactions designed to hedge against fluctuations in fuel costs incurred in the ordinary course of business, consistent with past business practice and industry standards, and not entered into for speculative purposes shall not be prohibited by this Section 6.12.

     Section 6.13. Limitations on Amendments.

     (a) Neither Obligor, nor any of its Subsidiaries, shall amend, waive or modify, nor shall it consent to or request any amendment, waiver or modification, of any of the material terms, conditions, representations and covenants contained in any Indebtedness for borrowed money that (i) shortens the final maturity date of such Indebtedness (without giving effect to any amendment, waiver or modification, the "Initial Indebtedness", and after giving effect to any such amendment, waiver or modification, the "Amended
Indebtedness"), (ii) requires the acceleration of the final scheduled maturity date and/or any principal payments, including but not limited to scheduled payments and mandatory prepayments, and/or increases the principal amount payable on any date (including, without limitation, pursuant to mandatory prepayments) prior to the dates of analogous payments of such Initial Indebtedness, or (iii) provides for an interest rate applicable to such Amended Indebtedness, plus the interest rate equivalent of all remaining fees and costs associated with closing and servicing such Amended Indebtedness higher than the average remaining interest rate applicable to such Initial Indebtedness plus the interest rate equivalent of the average remaining fees and costs associated with servicing such Initial Indebtedness.

     (b) Neither Obligor shall, nor shall it permit any of its Subsidiaries to, agree to any amendment, waiver or modification of the Concessions if such amendment, waiver or modification would result in a material reduction in the aggregate value that the Obligors realize or are scheduled to realize from all of the Concessions during the period that is the shorter of the term of the Loan and the term of the Concession that is proposed to be amended, waived or modified.

     Section 6.14. Going Private Transactions. Neither Obligor, nor any of their Subsidiaries, shall redeem, purchase or otherwise acquire any Capital Stock of the Parent, or otherwise engage or participate in any "Rule 13e-3 transaction" (as defined in Rule 13e-3 under the Exchange Act) or similar transaction, or agree to engage in or commence any such transaction; provided, that this Section
6.14 shall not apply to any involuntary delisting of the Common Stock of the Parent from NASDAQ or any other national securities exchange (as defined in the Securities Exchange Act of 1934, as amended), other than any such delisting that occurs in connection with a transaction otherwise prohibited by this Section 6.14.

     Section 6.15. No Further Negative Pledges. Except with respect to (a) specific property encumbered to secure payment of particular Indebtedness (or to be sold pursuant to an executed agreement with respect to a permitted asset sale), and (b) restrictions by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens or the property or assets subject to such leases, licenses or similar agreements, as the case may be), after the date hereof neither Obligor nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of their properties or assets, whether now owned or hereafter acquired.

     Section 6.16. Incentive Equity Plan and Other Incentive Compensation.

     (a) Any employee stock options granted under any incentive stock or stock option plan maintained by the Parent or any of its Subsidiaries on or prior to the Closing Date shall not have been, and shall not be, repriced (within the meaning of Item 402(i) of Regulation S-K under the Securities Act of 1933, as amended) from the initial date of the Borrower's Application for so long as any of the Obligations shall remain outstanding. Neither Obligor shall award or pay any compensation to any officer, director or employee who holds options that are subject to the restriction in this Section 6.16 which is intended to off-set the effect of such repricing restriction.

     (b) Neither of the Obligors or any of their Subsidiaries shall award or pay any equity-based compensation, including any restrictive stock, stock options or phantom stock, to or for the benefit of J. George Mikelsons.

                                  Article VII

                                Events of Default

     Section 7.1. Events of Default. Each of the following events shall be an Event of Default (whatever the reason for such Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administration or governmental body):

     (a) (i) Failure by the Borrower to pay any installment of principal of the Loan when due, whether at stated maturity, by acceleration, by mandatory prepayment or otherwise; or (ii) failure by the Borrower to pay any interest on the Loan or any fee or any other amount due under this Agreement or any other Loan Document within five Business Days after the date due; or

     (b) Either Obligor or any of its Subsidiaries (i) fails to make (whether as primary obligor or as guarantor or other surety) any payment in respect of rent, or principal, interest or premium, if any, with respect to any Indebtedness (other than Indebtedness referred to in Section 7.1(a)) and the aggregate amount of all Indebtedness as to which such a payment default relates is equal to or exceeds $5,000,000 or otherwise defaults in the performance of any one or more obligations relating to any Indebtedness in an aggregate amount of $5,000,000 or more beyond any applicable grace periods if the effect of such default is to accelerate such Indebtedness or permit the holders thereof to accelerate such Indebtedness (it being acknowledged that the aggregate amount of Indebtedness with respect to any Capital Lease shall be determined as set forth in the definition thereof in Section 1.1); (ii) fails to make any payment under any one or more Operating Leases with respect to aircraft, aircraft engines or aircraft-related spare parts, beyond any period of grace provided with respect thereto and the aggregate defaulted payments under all Operating Leases relating to aircraft, aircraft engines and aircraft spare parts as to which such a payment default shall occur and be continuing is equal to or exceeds $500,000;
(iii) defaults with respect to any lease or license obligation that would materially and adversely affect, or preclude, continued operations by the Borrower at Chicago-Midway Airport, New York-LaGuardia Airport, Los Angeles

International Airport or Indianapolis International Airport (and is not capable of being cured within 30 days in a manner which would permit continuous operations in a manner substantially as if such defaults had not occurred); or
(iv) defaults in payment obligations that exceed $5,000,000 in the aggregate in respect of any lease obligations (other than those obligations included in clauses (i), (ii) and (iii) above) beyond any grace period provided with respect thereto; or

     (c) Failure of either Obligor to perform or comply in any material respect with any term or condition contained in Section 2.4(f), 5.2, 5.10 or 6.14 of this Agreement; or

     (d) Any representation, warranty, certification or other statement made by either Obligor in any Loan Document or in any statement or certificate at any time given by either Obligor in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

     (e) Any default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents (other than any such term referred to in any other subsection of this Section 7.1), including, without limitation, any failure by any Subsidiary of either Obligor to comply with any of such terms as if it were a party hereto and such default shall not have been remedied or waived (i) within 30 days after the earlier of (A) a Responsible Officer of the Borrower becoming aware of such default or (B) receipt by the Borrower of notice from the Agent or the Board of such default or (ii) with respect to a default under Section 6.4 by the earlier of (A) an officer of the Borrower becoming aware of the default after the applicable measurement date and
(B) the delivery of financial statements pursuant to Section 5.1 for the end of the accounting period as of which or during which such default exists; or

     (f) (i) A court shall enter a decree or order for relief in respect of either Obligor in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect or any other relief described in clause (ii) below, or other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against either Obligor seeking (A) relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, (B) the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over either Obligor, or over all or a substantial part of its property, or (C) the appointment of an interim receiver, trustee or other custodian of either Obligor for all or a substantial part of its property; and any such event described in this clause (ii) shall continue for 60 days without being dismissed or discharged; or (iii) a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of either Obligor; or

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     (g) (i) (A) Either  Obligor  shall have an order for  relief  entered  with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian of all or a substantial part of its property; or (B) either Obligor shall make a general assignment for the benefit of creditors; or (ii) the board of directors of either Obligor (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above; or

     (h) There shall be any period of 60 consecutive days following entry of a final judgment or order that causes the aggregate amount for all final judgments or orders outstanding against the Obligors and their Subsidiaries and not covered by insurance (treating any deductibles, self-insurance or retention as not so covered) to exceed $2,500,000 during which a stay of enforcement of such final judgments or orders, by reason of a pending appeal or otherwise, shall not be in effect; or

     (i) Any order, judgment or decree shall be entered against either Obligor decreeing the dissolution or split up of such Obligor and such order, judgment or decree shall remain undischarged or unstayed for a period in excess of 30 days; or

     (j) The Parent Guarantee or any Subsidiary Guarantee shall for any reason cease to be in full force and effect or the Parent or any Subsidiary shall, in writing, repudiate the Parent Guarantee or any Subsidiary Guarantee or deny that its obligations thereunder are valid, binding and enforceable; or

     (k) The Board Guarantee shall for any reason (other than by reason of Section 2.03, 2.04 or 2.05 of the Board Guarantee) cease to be in full force and effect or the Board shall assert that any of its obligations thereunder are invalid or unenforceable; or

     (l) The invalidity or failure to obtain and maintain a first priority perfected Lien on Collateral having a value in excess of $300,000, except for such invalidity or failure attributable to (i) the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or
(ii) the Collateral Agent's failure to maintain any possession (through no fault of the Obligors) that may be necessary for perfection and provided that the Borrower is taking all reasonably required action to ensure the perfection of such Collateral in accordance with Section 5.17; or

     (m) The Security Agreement shall for any reason cease to be in full force and effect or the Borrower shall assert that any of its obligations thereunder are invalid or unenforceable; or

     (n) Any failure by the Existing Shareholder, the Parent or Borrower to comply with any terms of the Existing Shareholder Undertaking; or

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     (o) (i) The  Borrower  shall  fail to carry  and  maintain,  or cause to be carried and maintained, insurance on and in respect of the Aircraft, Airframes, Engines, Propellers and Spare Engines (as such terms are defined in the Security Agreement) in accordance with the provisions of the Security Agreement or (ii) any of the other insurance coverages required to be maintained by the Obligors and their Subsidiaries pursuant hereto or to the Security Agreement shall lapse, terminate or otherwise cease to be in full force and effect, other than coverage of losses and liabilities that are in the aggregate reasonably expected to be immaterial; or

     (p) (i)(A) A court shall enter a decree or order for relief in respect of any Subsidiary of the Parent or the Borrower (other than the Borrower) in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or any other similar relief shall be granted under any applicable federal or state law; or
(B) an involuntary case shall be commenced against any Subsidiary of the Parent or the Borrower (other than the Borrower) under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Subsidiary of the Parent or the Borrower (other than the Borrower), or over all or a substantial part of its property, shall have been entered; or (C) there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of any Subsidiary of the Parent or the Borrower (other than the Borrower) for all or a substantial part of its property; or (D) a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of any Subsidiary of the Parent or the Borrower (other than the Borrower); and (ii) any such event described in clause (i) above which could reasonably be expected to have a Material Adverse Effect and shall continue without being dismissed, bonded or discharged for sixty (60) consecutive days; or

     (q) (i)(A) Any Subsidiary of the Parent or the Borrower (other than the Borrower) shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian of all or a substantial part of its property, or (B) any Subsidiary of the Parent or the Borrower (other than the Borrower) shall make any assignment for the benefit of creditors, or (C) any Subsidiary of the Parent or the Borrower (other than the Borrower) shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due, and such event described in this clause (i) could reasonably be expected to have a Material Adverse Effect; or (ii) the board of directors of any Subsidiary of the Parent or the Borrower (other than the Borrower) (or any committee thereof) shall adopt any resolution to approve any of the actions referred to in clause
(i) above; or

     (r) Either the Parent or the Borrower shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due.

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     Section 7.2. Remedies.  During the continuance of any Event of Default, the
Agent shall, solely at the request of the Board or, if the Board Guarantee is no longer in full force and effect, the Requisite Lenders, by notice to the Borrower, declare the Loan, all interest thereon and all other amounts and Obligations payable under this Agreement to be immediately due and payable, whereupon the Loan, all such interest and all such amounts and Obligations shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that upon the occurrence of the Event of Default specified in Section 7.1(f) or 7.1(g), the Loan, all such interest and all such amounts and Obligations shall automatically become and be immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. For so long as the Board Guarantee shall remain in effect, remedies exercisable by the Agent hereunder or the Collateral Agent under the Security Agreement shall be exercised solely upon instructions received in writing by the Agent or the Collateral Agent, as the case may be, from the Board or, if the Board Guarantee is no longer in effect, the Requisite Lenders. If an Event of Default shall occur and be continuing, the Collateral Agent may upon the instructions of the Board, or if the Board Guarantee is no longer in effect, the Requisite Lenders, exercise any or all of the rights and powers and pursue any and all of the remedies available to the Collateral Agent under the Security Agreement and shall have and may upon the written request of the Board or, if the Board Guarantee is no longer in effect, the Requisite Lenders, exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code of any applicable jurisdiction and under any other applicable law.

                                  Article VIII

                             THE LOAN ADMINISTRATOR

     Section 8.1. Acceptance of Appointment and Services. (a) The Lenders hereby appoint the Loan Administrator to provide the services described in Sections 8.1(b) and (c) below for the benefit of the Lenders and the Board in respect of the Loan and the Loan Documents. The Loan Administrator hereby accepts such appointment and agrees to perform such services in a professional, diligent and

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

workmanlike manner for the benefit of the Lenders and the Board, on and subject to the terms and conditions set forth in this Agreement, but shall have no other obligations to the Lenders, the Board or any other Person except as expressly provided herein.

     (b) The Loan Administrator hereby agrees to perform at any time and from time to time, at the request of the Board, any Participant or any Lender (other than the Primary Tranche A Lender, which shall not make any requests of the Loan Administrator) (any such person so requesting, a "Requesting Party") all of the following services:

               (i) monitor and promptly distribute to the Requesting Party any financial information, compliance certificates and other reports or written communications provided by or on behalf of the Borrower, the Parent or the Agent to the Loan Administrator hereunder or under any other Loan Document, and report to the Requesting Party whether such documents on their face comply with the requirements of the Loan Documents;

               (ii) based on the public reports of the Borrower and the Parent, monitor the performance of the Borrower and of the Parent under this Agreement and the other Loan Documents, as applicable, and promptly report to the Requesting Party any failure by Borrower or the Parent to comply with its respective obligations hereunder and thereunder;

               (iii) promptly notify the Requesting Party of (A) any downgrade in the senior unsecured credit rating of the Borrower by either S&P, Moody's or Fitch, (B) any receipt by the Loan Administrator of a notice of a Default or Event of Default, or (C) any receipt by the Loan Administrator of notice of any prepayment of the Loan under Section 2.5 or Section 2.6 hereof;

               (iv) for each fiscal quarter of the Borrower, provide (A) a quarterly financial report, within four weeks of the Borrower's delivery of financial statements for such quarter to the Loan Administrator, analyzing the Borrower's and the Parent's financial statements and operations for such fiscal quarter, including a review of variances from targets identified in the operating plans of the Borrower and the Parent, revenue and expense performance, operating cash flow results, quarterly investment cash flows, net changes in the Borrower's and the Parent's cash position, debt covenant compliance and such other financial matters as shall be reasonably requested in writing by a Requesting Party and (B) an indicative credit rating of the Borrower and the Parent; it being acknowledged and agreed that the Loan Administrator may retain a sub-servicer reasonably acceptable to the Requesting Party to provide these services, in which event, the Loan Administrator shall not be in default of its obligations hereunder (x) if the sub-servicer fails to comply with its obligations to provide the quarterly financial reports or indicative credit rating of the Borrower and the Parent described herein so long as the Loan Administrator had exercised reasonable care and good faith in providing the financial statements to the sub-servicer and attempting to procure the report or indicative credit rating on behalf of the Requesting Party, or (y) if the Loan Administrator is unable, after exercising reasonable care and good faith, to retain a sub-servicer to provide an indicative credit rating of the Borrower and the Parent;

               (v) review the periodic reports and other reports which the Obligors are obligated to provide to the Loan Administrator, the Lenders or the Board hereunder or under any other Loan Document, and report to the Requesting Party regarding such matters as are specifically identified in writing by such Requesting Party with respect to such reports;

               (vi) at the written direction of a Requesting Party, give notices or provide instructions on behalf of the Requesting Party to any Person under this Agreement or any of the other Loan Documents in accordance with the terms and conditions hereof and thereof;

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

               (vii) at the written request of a Requesting Party and at the expense of the Borrower, report to the Requesting Party on the business and financial substance of any proposed amendment to, or assignment of, this Agreement or any other Loan Document;

               (viii) at the written request of a Requesting Party and at the expense of the Borrower, visit the Borrower or the Parent, or both, and inspect the financial and accounting records and take extracts therefrom and make relevant inquiries of each such Person so as to respond to specific questions from the Requesting Party regarding such Person's financial condition and ability to perform its respective obligations under the other Loan Documents;

               (ix) at the direction and expense of the Requesting Party, procure and coordinate the advice of professional advisers necessary for such Requesting Party to perform its obligations and enforce its rights under the Loan Documents;

               (x) analyze the Appraisal Reports submitted by the Borrower under the Loan Documents and report to the Board regarding the Appraised Value of the collateral reflected in such reports;

               (xi) promptly notify the Board of any material changes in the value of Collateral of which it becomes aware through the Borrower's or the Parent's public reports or certificates, notices, appraisals or other communications delivered by or on behalf of the Borrower or the Parent hereunder;

               (xii) based on the public reports of the Borrower and certificates, notices, appraisals or other communications delivered by or on behalf of the Borrower and the Parent hereunder, monitor their compliance with covenants and agreements relating to Collateral including Borrower's obligations to prepay the Loan in the amount of the Value Differential;

               (xiii) monitor Collateral-related regulatory and UCC filings to ensure that continuation statements, extensions or renewals, as applicable, are timely filed;

               (xiv) following an Event of Default, at the written request and expense of the Requesting Party, assist and advise such Requesting Party in connection with the liquidation of the Collateral, including selecting specialists to assist in appraisal and liquidation of collateral, recommending liquidation strategies, identifying potential buyers of the assets and analyzing bids; and

               (xv) subject to subsection (c) below, at the expense of the Requesting Party, take such other actions as may be reasonably requested in writing by the Requesting Party in respect of the Loan and the Loan Documents, such actions to be upon such terms and conditions as shall be mutually agreed to by the Requesting Party and the Loan Administrator.
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

     (c) With respect to the Loan Administrator's responsibilities under Section 8.1(b) above, the Loan Administrator shall not be required to take any action which exposes the Loan Administrator to liability or which is contrary to this Agreement, any other Loan Document, the Board Guarantee or applicable law. The execution and delivery of this Agreement by the Loan Administrator shall not give rise to any implied duties or fiduciary obligations of the Loan Administrator to any Requesting Party or any other Person. The Board hereby acknowledges and agrees that the failure of the Loan Administrator to perform any of its obligations hereunder shall not invalidate or otherwise affect the Board Guarantee.

     (d) Except as permitted in subsection (b)(iv) above, the Loan Administrator shall not be permitted to assign any of its obligations hereunder, enter into sub-servicing agreements or otherwise delegate any of its duties under this Agreement without the prior written consent of the Requisite Lenders and the Board. The Loan Administrator hereby acknowledges and agrees that the fees and expenses payable to any sub-servicer retained by it in accordance with this Agreement shall be paid out of the fees payable by the Borrower to the Loan Administrator under Section 2.8(g).

     (e) The Loan Administrator may retain legal counsel (including counsel for the Loan Administrator), independent public accountants and other experts or advisers as desirable to provide the services set forth in Section 8.1(b), and shall be reimbursed by the Borrower for the reasonable associated costs and such other reasonable expenses as the Loan Administrator shall incur in providing such services. The Borrower shall be responsible for such costs and expenses with respect to the services set forth in Section 8.1(b)(vii) and (viii) hereof (calculated in the manner set forth in Section 2.8(g)), and a Requesting Party shall be responsible for the costs and expenses with respect to the services set forth in Section 8.1(b)(ix), (xiv) and (xv) if requested by such Requesting Party (calculated in the manner set forth in Section 2.8(g)).

     (f) In the event that any of the Lenders, the Participants or the Board shall request that the Loan Administrator provide additional services to it under Section 8.1(b)(xiv) and (xv) or which are otherwise outside the scope of the services to be provided by the Loan Administrator hereunder, the Loan Administrator shall, to the extent it agrees to provide such additional services to such party, be entitled to charge such party such additional fees. Unless otherwise agreed to by such Person and the Loan Administrator, the terms and conditions of this Article VIII shall apply to the provision by the Loan Administrator of such additional services to such party.

     Section 8.2. Loan Administrator's Reliance.

     (a) The Loan Administrator shall be entitled to rely upon any note, notice, consent, certificate, affidavit, letter, telegram, teletype message, facsimile transmission, statement, order or other document in good faith believed by it to be genuine and correct and to have been signed or sent by the proper person or persons and, in respect of legal matters, upon the opinion of counsel selected by the Loan Administrator.

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

     (b) Neither the Loan Administrator nor any of its directors, officers, agents, employees or its sub-servicer shall be liable to any Lender, the Board or any Participant for any action taken or omitted to be taken by it or by such directors, officers, agents or employees under or in connection with this Agreement or any other Loan Document, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Loan Administrator: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to any Lender, any Participant or the Board for any action taken or omitted to be taken in good faith by it in accordance with the advice of such experts; (ii) except as provided in Section 8.1(b) above, shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the Notes or any other Loan Document on the part of the Parent or the Borrower or to inspect the property (including the books and records) of the Parent, the Borrower or any of their Subsidiaries; (iii) except as otherwise provided in this Article VIII, shall not be responsible to any Lender, any Participant or the Board for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Notes or any other Loan Document, or any other instrument or document furnished pursuant thereto; and (iv) shall incur no liability under or in respect to this Agreement, the Notes or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, facsimile transmission, cable or telex) in good faith believed by it to be genuine and signed or sent by the proper party or parties.

     (c) IN NO EVENT SHALL THE LOAN ADMINISTRATOR, ITS EMPLOYEES, OFFICERS, DIRECTORS, AGENTS OR ITS SUB-SERVICER BE LIABLE FOR CONSEQUENTIAL, SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR EXEMPLARY DAMAGES, COSTS, EXPENSES, OR LOSSES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS AND OPPORTUNITY COSTS). THE LENDERS, THE PARTICIPANTS AND THE BOARD AGREE THAT THE LOAN ADMINISTRATOR, ITS EMPLOYEES, OFFICERS, DIRECTORS, AGENTS AND ITS SUB-SERVICER SHALL NOT BE LIABLE TO THE LENDERS, THE PARTICIPANTS AND THE BOARD FOR ANY ACTIONS, DAMAGES, CLAIMS, LIABILITIES, COSTS, EXPENSES OR LOSSES IN ANY WAY ARISING OUT OF OR RELATING TO THE PERFORMANCE OR NONPERFORMANCE OF SERVICES HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT FOR AN AGGREGATE AMOUNT IN EXCESS OF THE FEES PAID BY THE LENDERS, THE PARTICIPANTS AND THE BOARD TO THE LOAN ADMINISTRATOR IN PERFORMING THE SERVICES DESCRIBED HEREIN. NO TERMS OF THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT SHALL BENEFIT OR CREATE ANY RIGHT OR CAUSE OF ACTION IN OR ON BEHALF OF ANY PERSON OR ENTITY OTHER THAN THE LENDERS, THE PARTICIPANTS AND THE BOARD. THE PROVISIONS OF THIS SUBSECTION SHALL APPLY REGARDLESS OF THE FORM OF ACTION, DAMAGE, CLAIM, LIABILITY, COST, EXPENSE, OR LOSS, WHETHER IN CONTRACT, STATUTE, TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE), OR OTHERWISE.

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

     Section 8.3. Indemnification. The Borrower, the Parent and each Requesting Party (other than the Board) agrees to indemnify the Loan Administrator and its directors, officers, employees, advisors, sub-servicer and representatives from and against any and all costs, losses, liabilities, claims, damages or expenses (excluding Taxes) which may be incurred by or asserted or awarded against the Loan Administrator in any way relating to or arising out of the services provided by the Loan Administrator on behalf of and at the request of such Requesting Party in connection with this Agreement or any action taken or omitted by the Loan Administrator under this Agreement or any other Loan
Document or both on behalf of and at the request of such Requesting Party; provided, that none of the Borrower, the Parent, any Requesting Party or the Govco Administrative Agent shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Loan Administrator's gross negligence or willful misconduct. Without limitation of the foregoing, and to the extent that the Loan Administrator is not reimbursed therefor by the Borrower under any Loan Document, any Requesting Party requesting the Loan Administrator to take any action hereunder on its behalf agrees to reimburse the Loan Administrator promptly upon demand (but in all events within 30 days after written request) for any and all fees of the Loan Administrator, reasonable out-of-pocket costs and expenses (including counsel fees) incurred by the Loan Administrator in connection with the performance of the requested services requested by such Requesting Party hereunder and under the Loan Documents. Except as provided in the preceding sentence regarding reimbursement, in no event shall the Board be obligated to indemnify the Loan Administrator or any of its directors, officers, employees, advisors, representatives or any other party under any circumstances.

     Section 8.4. Successor Loan Administrator. The Loan Administrator may resign at any time by giving 30 days prior written notice thereof to the Agent, the Lenders, the Participants and the Board and may be removed at any time with or without cause by the Requisite Lenders and the Board; provided, however, that the Loan Administrator shall continue to perform all Loan Administrator functions hereunder until a successor Loan Administrator shall have been appointed. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor Loan Administrator, subject to confirmation by the Board. If no successor Loan Administrator shall have accepted such appointment within 120 days after the retiring Loan Administrator's giving of notice of resignation or the removal of the Loan Administrator, the Loan Administrator may appoint a successor Loan Administrator who shall be willing to accept such appointment. Upon the acceptance of any appointment as Loan Administrator hereunder by a successor Loan Administrator, such successor Loan Administrator shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed
Loan Administrator, and the retiring or removed Loan Administrator shall be discharged from its duties and obligations as Loan Administrator under this Agreement. After any Loan Administrator's resignation or removal hereunder as Loan Administrator the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Loan Administrator under this Agreement.

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     Section 8.5. Conflict of Interest.

     (a) The parties hereto acknowledge and agree that (i) in addition to serving as Loan Administrator under this Agreement, the Loan Administrator may at any time and from time to time service, manage or enter into other commercial arrangements with respect to other property, loans and assets of the Agent, any Lender or any participant (each a "Loan Administrator Relationship"); (ii) in the course of conducting such activities or the services to be provided by it hereunder, or both, the Loan Administrator may from time to time have conflicts of interest by virtue of a Loan Administrator Relationship; and (iii) the parties hereto expressly recognize that such conflicts of interest may arise, do hereby waive such conflicts and agree that when such conflicts of interest arise the Loan Administrator shall perform the services to be provided by it hereunder in a professional, diligent and workmanlike fashion. The parties hereto and the Participants further acknowledge and agree that the Loan Administrator, in its capacity as Loan Administrator, is not acting as an Affiliate of any of the parties hereto, and the performance of the Loan Administrator's obligations hereunder shall not affect any right or remedy which the Agent, any Lender or any participant may have under any Loan Document, any participation or the Board Guarantee. Each Requesting Party expressly acknowledges and agrees that at all times it shall take such action or omit to take such action hereunder based on its own independent analysis of the relevant transaction and attendant facts and circumstances.

     (b) Notwithstanding any provision herein to the contrary, if in connection with the provision of services, a conflict of interest shall exist that, in the good faith opinion of the Loan Administrator, requires an arm's-length negotiation between the Loan Administrator, on the one hand, and any Person with a Loan Administrator Relationship, on the other hand, and the Loan Administrator believes it would not be appropriate for the Loan Administrator to act on behalf of the Requesting Party in connection with such matter, then the Loan Administrator shall withdraw from acting as Loan Administrator in connection with the matter giving rise to such conflict of interest by giving written notice to the Requesting Party not more than ten (10) Business Days after it has made such determination. In such event, the Requesting Party shall be entitled to appoint an independent representative to act on its behalf and at its expense for purposes of the matter giving rise to such conflict of interest, and the Loan Administrator shall have no responsibility or liability to the Requesting Party with respect to such matter. During the period of such independent representative's appointment, the Loan Administrator shall continue to perform its ordinary functions as Loan Administrator to the extent that the performance of the Loan Administrator does not, in the reasonable opinion of the Requesting Party, directly or indirectly affect the matter giving rise to the conflict of interest.

     Section  8.6.  Representations,   Warranties  and  Covenants  of  the  Loan
Administrator. The Loan Administrator hereby represents, warrants and covenants with the Lenders and the Board as follows:

     (a) it is duly incorporated and validly existing under the laws of its jurisdiction of incorporation;

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     (b) it has the  corporate  power and  authority  to  execute,  deliver  and perform its obligations under this Agreement, and this Agreement has been duly authorized by it by all necessary corporate action;

     (c) no authorization, consent or approval of any Governmental Authority, regulatory body or other Person is required for the due authorization, execution, delivery or performance by it of this Agreement;

     (d) this Agreement has been duly executed and delivered by it and constitutes a legal and binding obligation of it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, relating to the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

     (e) the execution, delivery and performance by it of this Agreement does not violate any provision of any existing law or regulation or any material agreement to which it is subject or to which it is a party or result in the creation of any Lien;

     (f) it has all corporate power and governmental licenses, authorizations, and consents and approvals required to carry on its business as now conducted, except where the failure to have such licenses, authorizations, and consents and approvals would not have a material adverse effect on its ability to perform its duties under this Agreement; and

     (g) it will maintain and implement administrative and operating procedures, and keep and maintain all documents, books, computer records and other information reasonably necessary or advisable for the performance of the services to be provided by it hereunder.

                                   Article IX

                               THE FACILITY AGENTS

     Section 9.1. Authorization and Action. Each Lender and the Board (and, with respect to clause (ii) only, each Participant) hereby appoints and authorizes
(i) the Agent to take such action as administrative agent on its behalf and to exercise such powers under this Agreement, the Notes and the other Loan Documents as are delegated by such Lender and the Board to it as Agent by the terms hereof and thereof and (ii) the Collateral Agent to take such action as collateral agent on its behalf and to exercise such powers under the Security Agreement as are delegated by such Lender, such Participant and the Board to it as Collateral Agent by the terms hereof and thereof, together, in each case, with such powers as are reasonably incidental thereto (the Agent and the Collateral Agent are referred to in this Article IX individually as a "Facility Agent" and collectively, as the "Facility Agents"), and each Facility Agent

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hereby  accepts  such  authorization  and  appointment.  As to any  matters  not expressly provided for by this Agreement, the Notes, the Security Agreement or any other Loan Document or provided for with specific reference to this Section
9.1 (including, without limitation, enforcement or collection of the Notes), neither Facility Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from action) upon the instructions of the Board or, if the Board Guarantee is no longer in full force and effect, the Requisite Lenders and such instructions shall be binding upon all Lenders; provided, however, that neither Facility Agent shall be required to take any action which exposes such Facility Agent to liability or which is contrary to this Agreement, the Board Guarantee, the Security Documents, any Participation Agreement, any Note or applicable law. As to any provision of this Agreement, the Security Agreement or any other Loan Document under which action may be taken or approval given by the Requisite Lenders or the Board or both, as the case may be, the action taken or approval given by the Requisite Lenders or the Board or both, as the case may be, shall be binding upon all Lenders and Participants to the same extent and with the same effect as if each Lender and each Participant had joined therein. Each Facility Agent shall be entitled to rely upon any note, notice, consent, certificate, affidavit, letter, telegram, teletype message, facsimile transmission, statement, order, other document or other instrument or writing believed by it to be genuine and correct and to have been signed or sent by the proper person or persons and, in respect of legal matters, upon the opinion of counsel selected by such Facility Agent. The Agent may deem and treat the payee of each Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of a Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note. Subject to the proviso contained in Section 9.7(b), neither Facility Agent shall be required to expend or risk any of its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder.

     Upon any delivery of any instructions to the Collateral Agent by the Requisite Lenders pursuant to this Agreement, the Agent shall certify to the Collateral Agent that the Lenders delivering such instructions constitute the Requisite Lenders under this Agreement.

     Section 9.2. Facility Agents' Reliance, Etc. Neither Facility Agent nor any of its directors, officers, agents or employees shall be liable to any Lender, any Participant, the Loan Administrator or the Board for any action taken or omitted to be taken by it or by such directors, officers, agents or employees under or in connection with this Agreement, any Note or any other Loan Document, except for its or their own gross negligence or willful misconduct as actually and finally determined by a final, non-appealable judgment of a court of competent jurisdiction and only to the extent of direct (as opposed to special, indirect, consequential or punitive) damages. Without limitation of the generality of the foregoing, each Facility Agent: (a) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to any Lender, any Participant, the Loan Administrator or the Board for any action taken or omitted to be taken in good faith by it in

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accordance  with  the  advice  of  such  experts;   (b)  makes  no  warranty  or
representation to any Lender, any Participant, the Loan Administrator or, except as expressly provided in the Board Guarantee, the Board and shall not be responsible to any Lender, any Participant, the Loan Administrator or, except as expressly provided in the Board Guarantee, the Board for any statements, warranties or representations (whether oral or written) made in or in connection with this Agreement, any Note or any other Loan Document; (c) shall not have any duty, and shall incur no liability for its failure, to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, any Note or any other Loan Document on the part of the Parent or the Borrower or to inspect the property (including the books and records) of the Parent, the Borrower or any of their respective Subsidiaries; (d) shall not be responsible to any Lender, any Participant, the Loan Administrator or the Board for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any Note or any other Loan Document, or any other instrument or document furnished pursuant thereto; (e) shall incur no liability under or in respect to this Agreement, any Note or any other Loan Document by acting upon any note, notice, consent, certificate, affidavit, letter, telegram, teletype message, facsimile transmission, statement, order or other instrument or writing (which may be by telegram, facsimile transmission, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties; and (f) may deem and treat each Lender which makes a loan hereunder as the holder of the indebtedness resulting therefrom for all purposes hereof until the Agent receives and accepts an Assignment and Acceptance Agreement entered into by such Lender, as assignor, and an eligible assignee as provided in Section 10.2 hereof.

     Section 9.3. Facility Agents and Affiliates. If and so long as either Facility Agent shall remain a Lender, such Facility Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not a Facility Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include such Facility Agent in its individual capacity. Unrelated to its role as a Facility Agent as set forth herein, each Facility Agent and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, the Parent, any of their respective Subsidiaries and any Person who may do business with or own securities of the Borrower, all as if it were not a Facility Agent hereunder and without any duty to account therefor to the Lenders.

     Section 9.4. Representations of the Lenders and of the Board. Each Lender, each Participant, the Loan Administrator and the Board has actively engaged in the negotiation of all of the terms of this Agreement. The Board has met with the Borrower and the Parent to discuss the business, affairs, financial condition and prospects of the Borrower. Neither Facility Agent has any duty or responsibility, either initially or on a continuing basis, to provide any Lender, any Participant, the Loan Administrator or the Board with any credit or other information with respect to the Borrower whether coming into its possession as of the date of this Agreement or at any time thereafter, or to notify any Lender, any Participant, the Loan Administrator or the Board of any Event of Default except as provided in Section 9.5 hereof. This Agreement and all instruments or documents delivered in connection with this Agreement have

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

been reviewed and approved by each Lender, each Participant, the Loan Administrator and the Board and none of the Lenders, the Participants, the Loan Administrator nor the Board have relied on any Facility Agent as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder.

     Section 9.5. Events of Default; Termination of Board Guarantee.

     (a) In the event of the occurrence of any Default or Event of Default, any Lender, any Participant or the Board knowing of such event may (but shall have no duty to), or the Borrower pursuant to Section 5.1(b)(v) hereof shall, give the Agent written notice specifying such Event of Default or other event and expressly stating that such notice is a "notice of default". The Agent shall not be deemed to have knowledge of such events unless the Agent has received such notice, or unless the Event of Default consists of a failure of payment of principal or interest on the Notes. In the event that the Agent receives such a notice of the occurrence of an Event of Default, the Agent shall give written notice thereof to the Collateral Agent, the Lenders, the Participants, the Loan Administrator and the Board. Each Facility Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed in writing by the Board or, if the Board Guarantee is no longer in full force and effect, the Requisite Lenders, subject to the provisions of Section 9.6; provided, however, that, unless and until such Facility Agent shall have received such directions, such Facility Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable and in the best interest of the Lenders and of the Board and shall incur no liability for acting or refraining to act in such manner except for such Facility Agent's gross negligence or willful misconduct as actually and finally determined by a court of competent jurisdiction and only to the extent of direct (as opposed to special, indirect, consequential or punitive) damages.

     (b) In the event the Agent shall receive any notice from the Board to the effect that (i) the Board has the right to terminate the Board Guarantee under
Section 2.05 thereof, (ii) any portion of the Board Guarantee has terminated under Section 2.04 thereof or otherwise, or (iii) the Board Guarantee shall for any reason have ceased to be in full force and effect or the Board shall have asserted that any of its obligations thereunder is invalid or unenforceable, the Agent shall promptly give written notice thereof to the Collateral Agent and the Lenders. The Agent shall not be deemed to have knowledge of any such event unless the Agent has received such notice (except if any such event results from the failure of the Agent to perform any of its obligations under the Board Guarantee).

     Section 9.6. Facility Agents' Right to Indemnity. Except for action expressly required of a Facility Agent hereunder without instructions from any Person, each Facility Agent shall be fully justified in failing or refusing to take any action hereunder on behalf of any Lender or the Board unless it shall first be indemnified to its satisfaction by such Person (or any affiliate thereof) or the Board, as the case may be, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

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     Section 9.7. Indemnification of Facility Agents.

     (a) The Lenders (other than the Primary Tranche A Lender) and the Participants hereby agree to indemnify each Facility Agent and all affiliates, directors, officers, employees, advisors and representatives thereof (to the extent not reimbursed by the Borrower), ratably in accordance with the Obligations owed thereto as most recently in effect prior to the date indemnification is sought, from and against any and all costs, losses, liabilities, claims, damages or expenses which may be incurred by or asserted or awarded against such Facility Agent in any way relating to or arising out of this Agreement, the Notes or the other Loan Documents or any action taken or omitted by such Facility Agent under this Agreement, the Notes or the other Loan Documents; provided, that the Lenders and the Participants shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any Facility Agent's gross negligence or willful misconduct as actually and finally determined by a final, non-appealable judgment of a court of competent jurisdiction and only to the extent of direct (as opposed to special, indirect, consequential or punitive) damages. Without limitation of the foregoing, each Lender (other than the Primary Tranche A Lender) and each Participant agrees to reimburse each Facility Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by such Facility Agent in connection with the administration, or enforcement of, or the preservation of any rights under, this Agreement, the Notes or the other Loan Documents, to the extent that such Facility Agent is not reimbursed for such expenses by the Borrower.

     (b) In addition, in the event that the Board or the Requisite Lenders (as the case may be) instructs the Collateral Agent to take any action under this Agreement or the Security Documents which requires the payment or advancement of funds in connection with the fulfillment of its obligations hereunder or thereunder, the Requisite Lenders or the Board (as the case may be) shall, upon demand, advance to the Collateral Agent the necessary funds to satisfy the Collateral Agent's obligations hereunder and thereunder and the Collateral Agent shall have no obligation, and shall incur no liability for its failure, to execute such instruction(s) prior to the Collateral Agent's receipt of such funds; provided, however, that prior to the occurrence of an Event of Default, the Collateral Agent shall not seek the advancement of funds from the Board or the Requisite Lenders prior to the performance of the requested action if the amount required to perform such action is less than $10,000.


     Section 9.8. Successor Facility Agents.

     (a) Each Facility Agent may resign at any time by giving written notice thereof to the Lenders, the Board and the Borrower and may be removed at any time with cause (or, following the Board's honoring of a demand for payment in accordance with the Board Guarantee, without cause) by the Board. Upon any such resignation or removal, the Borrower shall have the right with the prior written consent of the Board and the Requisite Lenders to appoint a successor Facility Agent. If no successor Facility Agent shall have accepted such appointment within 30 days after the retiring Facility Agent's giving of notice of resignation or the Board's removal of such Facility Agent, the Board and the

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Requisite Lenders shall have the right to appoint a successor Facility Agent who shall be willing to accept such appointment. In any event such successor Facility Agent shall be a commercial bank organized under the laws of the United States of America or of any State thereof and shall have a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of any appointment as a Facility Agent hereunder by a successor Facility Agent, such successor Facility Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Facility Agent, and the retiring or removed Facility Agent shall be discharged from its duties and obligations as agent under this Agreement or as collateral agent under the Security Agreement, as the case may be. After any Facility Agent's resignation or removal hereunder as a Facility Agent the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Facility Agent under this Agreement or the Security Agreement, as the case may be.

     (b) Any corporation into which either Facility Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which either Facility Agent shall be a party, or any corporation succeeding to the business of either Facility Agent, provided that such corporation is a commercial bank organized under the laws of the United States of America or any State thereof and has a combined capital and surplus of at least $1,000,000,000, shall be the successor of such Facility Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession.


     Section 9.9. Collateral Agent's Further Protections

     (a) Neither this Agreement nor the Security Agreement shall be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever except as provided in Section 9.8 hereof with respect to the resignation of either Facility Agent.

     (b) If at any time the Collateral Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Collateral (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Collateral), the Collateral Agent is authorized to comply therewith in any manner the Collateral Agent, acting in a commercially reasonable manner or in accordance with the advice of legal counsel of the Collateral Agent's own choosing deems appropriate; and if the Collateral Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Collateral Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect. The Collateral Agent shall have no duty to solicit the Collateral.

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     (c) In no event  shall the  Collateral  Agent be liable  (i) for  acting in accordance with or relying upon any instruction, notice, demand, certificate or document from the Board, the Requisite Lenders or the Borrower, (ii) for the acts or omissions of its nominees, correspondents, designees, agents, subagents or subcustodians, (iii) for the investment or reinvestment of any cash held by it hereunder, in each case in good faith, in accordance with the terms hereof, including without limitation any liability for any delays in the investment or reinvestment of the Collateral, or any loss of interest incident to any such delays and (iv) for any action taken or omitted or any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder, in each case, in the absence of gross negligence or willful misconduct on its part.

     (d) The Collateral Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Collateral Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God, terrorism or war, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

     (e) The Collateral Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement. The Collateral Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

     (f) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Collateral Agent hereunder, the Collateral Agent may, in its sole discretion, refrain from taking any action other than to retain possession of the Collateral, unless the Collateral Agent receives written instructions, signed by the Borrower and the Board (or if the Board Guarantee is no longer in effect, the Requisite Lenders), which eliminates such ambiguity or uncertainty.

     (g) The Collateral Agent does not have any interest in the Collateral deposited hereunder but is serving as Collateral holder only and having only possession thereof. The Borrower shall pay or reimburse the Collateral Agent upon request for any transfer taxes or other taxes relating to the Collateral incurred in connection with its duties as Collateral Agent hereunder and shall indemnify and hold harmless the Collateral Agent from any amounts that it is obligated to pay in the way of such taxes. Any payments of income from any Collateral account shall be subject to withholding regulations then in force with respect to United States taxes. The Obligors will provide the Collateral Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. This paragraph shall survive notwithstanding any termination of this Agreement or the Security Agreement or the resignation or removal of the Collateral Agent.

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     (h)  Notwithstanding  anything  contained  herein to the contrary,  (i) the
Collateral Agent does not assume any responsibility and shall not be deemed to have assumed any responsibility, either express or implied, to monitor the compliance by the Borrower with any statement, representation, covenant, agreement, or undertaking provided for in the Loan Documents, including the Security Documents, or to monitor or verify the accuracy of any statement, representation, covenant, agreement, or undertaking made by the Borrower in any documents, certificates, or instruments delivered by the Borrower pursuant to the terms of this Agreement or any of the Security Documents, (ii) the Collateral Agent shall be authorized to rely upon, and to act or refrain from acting, in accordance with the terms of the Security Documents in reliance upon any certificate or instrument submitted to it and certified by an officer of the Borrower in circumstances in which the delivery or such certificate or instrument is contemplated by the terms of this Agreement or the Security Documents, (iii) the Collateral Agent does not assume any responsibility and shall not be deemed to have assumed any responsibility, either express or implied, to inspect any of the Collateral, to observe any maintenance or repairs in respect thereof, or to pay any expenses incurred in connection with any inspection of the Collateral or observation of the maintenance or repairs and(iv) the Collateral Agent may assume without inquiry, and shall incur no liability with such assumption, that the Borrower has performed and fulfilled its obligations under this Agreement and the Collateral Agent shall not be charged with notice or knowledge of any Default or any Event of Default, unless written notice of any such event is received by the Collateral Agent in accordance with the terms of this Agreement.

     (i) Notwithstanding anything contained herein or in any of the other Loan Documents to the contrary, the parties hereto acknowledge and agree that (i) any of the acknowledgements, consents, agreements and statements made by the Collateral Agent in respect of the Collateral in the exercise of its duties under the Security Documents are being made as directed agent for, and on behalf and at the request of, the Lenders and the Board and that such acknowledgements, consents, or agreements are being made without independent investigation and without liability as a principal, (ii) the Collateral Agent shall have no obligation, and shall incur no liability for its failure, to monitor or verify the filing of UCC financing statements (or amendments thereto) and the information contained therein and (iii) the provisions of the Loan Documents which empower and/or entitle the Collateral Agent to take action, to refrain from taking action, or to request the taking or refraining from taking action, with respect to the Collateral shall not impose, and shall not be deemed to impose, on the Collateral Agent an obligation to act independently from the instructions of the Lenders and/or the Board or to monitor the contingencies that may give rise to the exercise of such power or entitlement.

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                                   Article X

                                  MISCELLANEOUS

     Section 10.1. Amendments, Waivers, Etc.

     (a) No amendment, modification or waiver of any provision of this Agreement or any other Loan Document nor consent to any departure by the Obligors therefrom shall in any event be effective unless the same shall be in writing and, with respect to any such amendment or modification, signed by the Obligors, and with respect to any such amendment, modification, waiver or consent (i) so long as the Board Guarantee is in full force and effect, signed by the Board or
(ii) if the Board Guarantee is no longer in effect, signed by the Requisite Lenders, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that

     (i) no amendment, modification, waiver or consent shall, unless in writing and signed by each Lender, do any of the following:

     (A) subject the Lenders or the Participants to any additional obligations;

     (B) change the scheduled final maturity of the Loan, or change the amount or date for payment of any date fixed for the payment or reduction of principal;

     (C) change the principal amount of the Loan (other than by the payment or prepayment thereof);

     (D) change the rate of interest on the Loan or any fee, indemnity or other amount payable to such Person;

     (E) change any date fixed for payment of such interest, indemnity or other amount or fees;

     (F) release all or any portion of the Collateral with a material Collateral Value (other than upon any sale or other disposition thereof permitted under this Agreement or the Security Agreement);

     (G) amend the definition of "Requisite Lenders" or this Section 10.1(a);

     (H) modify the application of payments to the Loan under Section 2.9; and

     (I) amend or modify any provision of Articles II and IX, Sections 5.1, 5.10, 5.11, 5.12, 5.14, 5.17, 6.14, 10.1, 10.2, 10.3, 10.4, 10.6, 10.7, 10.10,
10.11,  10.12, 10.13, 10.16, 10.18, 10.19 and 10.20 or any of the definitions as relevant thereto; and

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     (ii) no amendment or  modification  of any  provision of Article VII (other than amendments to add Events of Default) shall be effective unless in writing and signed by the Requisite Lenders;

and provided, further, that no amendment, modification, waiver or consent shall, unless in writing and signed by the affected Facility Agent in addition to the Persons required above to take such action, affect the rights or duties of either Facility Agent under this Agreement, the other Loan Documents, any Participation Agreement or the Board Guarantee.

     (b) The Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Obligors in any case shall entitle the Obligors to any other or further notice or demand in similar or other circumstances.

     (c) Notwithstanding anything herein to the contrary, in the event that the Obligors shall have requested each of the Lenders, in writing, to agree to an amendment, modification, waiver or consent with respect to any particular provision or provisions hereof, and any such Lender shall have failed to state, in writing, that it either agrees or disagrees (in full or in part) with such request (in the case of its statement of agreement, subject to satisfactory documentation and such other conditions it may specify) within 30 days of such request, then such Lender hereby irrevocably authorizes the Agent to agree or disagree, in full or in part, and in the Agent's sole discretion, to such requests on behalf of such Lender as such Lender's attorney-in-fact and to execute and deliver any writing approved by the Agent which evidences such agreement as such Lender's duly authorized agent for such purposes.

     (d) In connection with any proposed amendment, modification, waiver or termination (a "Proposed Change") requiring the consent of all affected Lenders, if the consent of the Requisite Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 10.1 being referred to as a "Non-Consenting Lender"), then, so long as the Lender that is acting as the Agent is not a Non-Consenting Lender, at the Borrower's request, the Agent or an Eligible Lender that is acceptable to the Agent and the Board shall have the right with the Agent's consent and in the Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Agent's request, sell and assign to the Lender that is acting as the Agent or such Eligible Lender, all of the portion of the Loan of such Non-Consenting Lender for an amount equal to the principal balance of such portion of the Loan held by the Non-Consenting Lender and all accrued interest and fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment and Acceptance.

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     Section 10.2. Assignments and Participations.

     (a) Each Lender may sell, transfer, negotiate or assign either in whole or in part to one or more Eligible Lenders its rights and obligations hereunder and under the Notes and the other Loan Documents without the prior consent of the Obligors but, except as otherwise provided in Section 10.2(d), with the consent, not to be unreasonably withheld, of the Agent, and the prior written approval of the Board (such consent, in the case of an assignment to an Affiliate of any Lender that is an Eligible Lender, not to be unreasonably withheld); provided, that (i) the assigning Lender shall give prompt written notice to the Agent and the Board of the terms of and the parties to any such assignment, (ii) the proposed assignee shall provide to the Agent and the Board all documentation and certificates as required by the Agent and the Board to confirm to the Agent's and the Board's satisfaction that such proposed assignee is an Eligible Lender, and (iii) the Borrower will not be obligated to pay any greater amount under
Section 2.10(c) or Section 2.12(a) (in respect of increased costs or Indemnified Taxes imposed pursuant to applicable law in effect on the date of such assignment) to the assignee than the Borrower is then obligated to pay to the assigning Lender under such Sections; provided, however, that the consent of the Board shall not be required for any assignment which occurs after the Board has been reimbursed in full for all payments under the Board Guarantee or the Board Guarantee shall have terminated. Notwithstanding the foregoing the Primary Tranche A Lender may assign its rights and obligations hereunder and under the Tranche A Note to the Alternate Tranche A Lender without the prior consent of any party to this Agreement or any other Loan Document.


     Without prejudice to any restrictions or limitations in the Participation Agreements or any other Loan Document, each Participant may sell, transfer or assign either in whole or in part to one or more Eligible Participants its rights and obligations hereunder and the other Loan Documents without the prior consent of the Obligors but with the consent, not to be unreasonably withheld, of the Agent, and the prior written approval of the Board (such consent, in the case of an assignment to an Affiliate of any Participant that is an Eligible Participant, not to be unreasonably withheld); provided, that (i) the assigning Participant shall give prompt written notice to the Agent and the Board of the terms of and the parties to any such assignment, (ii) the proposed assignee shall provide to the Agent and the Board all documentation and certificates as required by the Agent and the Board to confirm to the Agent's and the Board's satisfaction that such proposed assignee is an Eligible Participant, and (iii) the Borrower will not be obligated to pay any greater amount under Section 2.10(c) or Section 2.12(a) (in respect of increased costs or Indemnified Taxes imposed pursuant to applicable law in effect on the date of such assignment) to the assignee than the Borrower is then obligated to pay to the assigning Participant under such Sections; provided, however, that the consent of the Board shall not be required for any assignment which occurs after the Board has been reimbursed in full for all payments under the Board Guarantee or the Board Guarantee shall have terminated.

     (b) The parties to each assignment shall execute and deliver to the Agent, for its acceptance and recording, an Assignment and Acceptance, and the assignee, if a Non-U.S. Person, shall deliver to the Borrower and the Agent on or prior to the date of the assignment, two completed copies of either IRS Form


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W-8BEN or W-8ECI or other applicable form,  certificate or document  required to satisfy the requirements of Section 2.12. Upon such execution, delivery and acceptance and the receipt by the Agent of an assignment fee in the amount of $10,000 (except that so long as Citibank, N.A. is the Agent, no fee shall be payable in connection with any assignment to any affiliate of Citibank, N.A.), the Agent shall record such Assignment and Acceptance and from and after the effective date specified in such Assignment and Acceptance (i) the assignee thereunder of all or any portion of the Loan shall become a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender and (ii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except those which survive the payment in full of the Obligations) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto).

     (c) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, the Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, (iii) give prompt notice thereof to the Borrower and (iv) give prompt written notice of the terms of and parties to any such assignment to the Board.

     (d) In addition to the other assignment rights provided in this Section 10.2, each Lender may assign, without the prior consent of the Obligors, the Agent or the Board, as collateral or otherwise, any of its rights under this Agreement to any Federal Reserve Bank pursuant to Regulation A of the Federal Reserve Board, provided, however, that no such assignment shall release the assigning Lender from any of its obligations hereunder.

     (e) Each Lender may, without the prior consent of the Obligors or any other Person, sell participations in addition to the Participations, to the extent permitted by the Regulations and except as provided in Section 5.04(b) of the Board Guarantee, in or to all or a portion of its rights and obligations hereunder and under any Note and the other Loan Documents; provided, that (i) neither any Note nor the Board Guarantee is assigned, conveyed, sold or transferred in whole or in part in connection with any participation, (ii) the Board's ability to assert any and all defenses available to it under the Board Guarantee and the law is not adversely affected and (iii) the Borrower will not be obligated to pay any greater amount under Section 2.10(c) or Section 2.12(a) (in respect of increased costs or Indemnified Taxes imposed pursuant to applicable law in effect on the date of such participation) to such participant than the Borrower is then obligated to pay to any selling Lender under such Sections. In the event of the sale of any participation by any Lender, except as otherwise expressly provided herein, (A) such Lender's obligations under the Loan Documents shall remain unchanged, (B) such Lender shall remain solely

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responsible to the other parties for the  performance of such  obligations,  (C)
such Lender shall remain the holder of such Obligations for all purposes of this Agreement, (D) the Agent, the Board and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and (E) each holder of such a participation, if a Non-U.S. Person, shall deliver to the Borrower, the Agent and such Lender, on or prior to the date of the sale of the participation, two completed copies of either IRS Form W-8BEN or W-8ECI or other applicable form, certificate or document required to satisfy the requirements of Section 2.12. Any holder of such a participation will be entitled to the benefits of Sections 2.10(c), 2.10(f), 2.11 and 2.12 to the same extent as if such Person were a Lender (but subject to the restrictions of Section 2.12(i)).

     (f) Without prejudice to any restrictions or limitations in the Participation Agreements or any other Loan Document, each Participant may, without the prior consent of the Obligors, the Agent or the Board, sell subparticipations in respect of the Participations, to the extent permitted by the Regulations; provided, that (i) neither any Note nor the Board Guarantee is assigned, conveyed, sold or transferred in whole or in part in connection with any subparticipation, (ii) the Board's ability to assert any and all defenses available to it under the Board Guarantee and the law is not adversely affected and (iii) the Borrower will not be obligated to pay any greater amount under
Section 2.10(c) or Section 2.12(a) (in respect of increased costs or Indemnified Taxes imposed pursuant to applicable law in effect on the date of such subparticipation) to such subparticipant than the Borrower is then obligated to pay to any selling Participant under such Sections. In the event of the sale of any subparticipation by any Participant, except as otherwise expressly provided herein, (A) such Participant's obligations under the Loan Documents shall remain unchanged, (B) such Participant shall remain solely responsible to the other parties for the performance of such obligations, (C) such Participant shall remain the holder of the applicable Participation for all purposes of this
Agreement, (D) the Agent, the Board and the Lenders shall continue to deal solely and directly with such Participant in connection with such Participant's rights and obligations under this Agreement, and (E) each holder of such a subparticipation, if a Non-U.S. Person, shall deliver to the Borrower, the Agent and such Participant, on or prior to the date of the sale of the subparticipation, two completed copies of either IRS Form W-8BEN or W-8ECI or other applicable form, certificate or document required to satisfy the requirements of Section 2.12.

     Section 10.3. Costs and Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Obligors agree to pay promptly (i) all costs and expenses incurred by the Loan Administrator, the Lenders, each Participant, the Collateral Agent and the Agent in connection with the negotiation, preparation, execution and delivery of the Loan Documents, the Board Guarantee and all documents (including, without limitation, documents required to be delivered after the Closing Date under any provision of the Loan Documents, including, without limitation, under Section 2(b)(ii) of the Participation Agreements) relating thereto (including, without limitation, reasonable legal fees and expenses), (ii) all costs and expenses incurred by the Loan Administrator, the Lenders, the Participants, any other participant, the Collateral Agent and the Agent in connection with any consents, amendments, waivers or other modifications hereto or thereto (including, without limitation,

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reasonable  legal fees and expenses),  (iii) all costs and expenses  incurred by the Agent in connection with the syndication of the Loan (if any), and (iv) all costs and expenses, including, without limitation, legal fees and expenses
incurred  by  the  Agent,   the  Collateral   Agent,   the  Lenders,   the  Loan
Administrator, each Participant and any other participant in enforcing any Obligations of, or in collecting any payments due from, the Obligors hereunder or under the other Loan Documents (including without limitation the costs and expenses contemplated under Section 4.02 of the Security Agreement) or in connection with the administration, or enforcement of, or the preservation of any rights under any Loan Document.

     Section 10.4. Indemnities. Whether or not the transactions contemplated hereby shall be consummated, the Obligors agree, jointly and severally, to defend, indemnify, pay and hold harmless the Board, the Agent, the Collateral Agent, the Lenders, the Participants, the Govco Administrative Agent, the Loan Administrator and their respective Affiliates, officers, directors, employees, agents and advisors (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation the reasonable fees and disbursements of counsel for such Indemnitees, but excluding Taxes), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including without limitation securities and commercial laws, statutes and rules or regulations), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner arising out of this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby (including, without limitation, the use or intended use of the proceeds of the Loan) or the syndication of the Loan or any statement contained in the Application or otherwise made by or on behalf of either Obligor to the Board or any breach or default by either Obligor of any provision of the Loan Documents (collectively called the "Indemnified Liabilities"); provided, that neither Obligor shall have any obligation to any Indemnitee hereunder with
respect  to  any  Indemnified   Liabilities  to  the  extent  such   Indemnified
Liabilities arise (i) from the gross negligence or willful misconduct of that Indemnitee (as actually and finally determined by a final, non-appealable judgment of a court of competent jurisdiction) and only to the extent such Indemnified Liabilities constitute direct (as opposed to special, indirect, consequential or punitive) damages or (ii) constitute ordinary and usual operating or overhead expenses of an Indemnitee (excluding, without limitation, costs and expenses of any outside counsel, consultant or agent). To the extent that the undertaking to defend, indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Obligors shall contribute the maximum portion that they are permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. No Indemnitee shall have any liability (whether direct or indirect, in contract, tort or otherwise) to either of the Obligors or any of their security holders or creditors for or in connection with the transactions contemplated hereby, except to the extent such liability is determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted primarily from such Indemnitee's gross negligence or willful misconduct. In no event, however, shall any Indemnitee be liable on any theory of liability for

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any special,  indirect,  consequential or punitive damages  (including,  without limitation, any loss of profits, business or anticipated savings).

     Section 10.5. Right of Set-off.

     (a) In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, to the fullest extent permitted by law, each Lender is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to that Lender under this Agreement, the Notes, and the other Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Notes, or any other Loan Document, irrespective of whether or not
(i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loan or any other amounts due hereunder shall have become due and payable pursuant to Section 7.2 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

     (b) If any fees, expenses or costs incurred by, or any obligations owed to, the Collateral Agent or its counsel hereunder are not promptly paid when due, the Collateral Agent may reimburse itself therefor from any cash held by it and may sell, convey or otherwise dispose of any securities held by it for such purpose. The Collateral Agent may in its sole discretion withhold from any distribution of Collateral an amount of Collateral it believes would, upon sale or liquidation, produce proceeds equal to any unpaid amounts to which the Collateral Agent is entitled to hereunder.

     Section 10.6. Sharing of Payments, Etc. The Lenders and the Participants (collectively the "Recipients") hereby agree among themselves that if any of them shall, whether by voluntary payment, by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to that Recipient hereunder or under the other Loan Documents (collectively, the "Aggregate Amounts Due" to each Recipient) which is greater than the proportion received by any other Recipient in respect of the Aggregate Amounts Due to such other Recipient, then the Recipient receiving such proportionately greater payment shall (i) notify the Agent and each other Recipient of the receipt of such payment and (ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Recipients so that all such recoveries of Aggregate Amounts Due shall be shared by all Recipients in proportion to the Aggregate Amounts Due to them; provided, that if all or part of such

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proportionately  greater  payment  received  by  such  purchasing  Recipient  is thereafter recovered from such Recipient upon the bankruptcy or reorganization of either Obligor or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Recipient ratably to the extent of such recovery, but without interest. The Obligors expressly consent to the foregoing arrangement and agree that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by the Obligors to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

     Section 10.7. Notices, Etc. Unless otherwise specifically provided herein, any notice, request or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, or upon receipt of telefacsimile, or five (5) Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, that notices shall not be effective until received. For the purposes hereof, the address of each party hereto and each Participant shall be as set forth under such party's name on Annex A, or (i) as to either of the Obligors and the Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party hereto, such other address as shall be designated by such party in a written notice delivered to the Agent. A copy of any and all notices, requests, communications, demands, reports, documents or other materials (including, without limitation, any of the materials delivered by the Obligors under Section 5.1(b)) delivered or sent by any party pursuant to the terms of this Agreement or any other Loan Document, shall be given to the Loan Administrator.

     Section 10.8. No Waiver; Remedies. No failure on the part of the Board, any Lender, the Collateral Agent or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 10.9. Independence of Representations, Warranties and Covenants. All representations and warranties made in and covenants under this Agreement shall be given independent effect so that (a) if a particular representation and warranty is unqualified, the fact that another representation and warranty is qualified shall not affect the operation of the former provision; and (b) if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Default if such action is taken or condition exists.

     Section 10.10. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the law of the State of New York; provided, that in the event the Board becomes a Lender pursuant to the Board Guarantee, the rights and obligations of the Board hereunder shall be governed by, and construed in accordance with, the Federal law of the United States of America, if and to the extent such Federal law is applicable, and otherwise in accordance with the law of the State of New York.

     Section 10.11. Submission to Jurisdiction; Service of Process.

     (a) Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each of the Obligors hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

     (b) Each of the Obligors hereby irrevocably consents to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding brought in the United States of America arising out of or in connection with this Agreement or any of the other Loan Documents by the mailing (by registered or certified mail, postage prepaid) or delivering of a copy of such process to such Obligor in accordance with the provisions of Section 10.7. Each of the Obligors agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (c) Nothing contained in this Section 10.11 shall affect the right of the Agent or any Lender or other party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against either Obligor in any other jurisdiction.

     Section 10.12. Waiver of Jury Trial. Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Agreement or any other Loan Document.

     Section 10.13. Marshaling; Payments Set Aside. Neither the Agent nor any Lender shall be under any obligation to marshal any assets in favor of the Obligors or any other party or against or in payment of any or all of the Obligations. To the extent that either of the Obligors make a payment or payments to the Agent for the account of the Board, the Loan Administrator, any Lender or any Participant (each, a "Payee") or any Payee receives payment from exercise of their rights of setoff, and such payment or payments or the proceeds of such setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then (i) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred, and (ii) each Payee shall pay and return such amount to the Agent as the Agent may be required to disgorge or otherwise pay to a trustee, receiver or any other party in respect of the portion of the payment from the Obligors distributed by the Agent to such Payee hereunder.

     Section 10.14. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     Section 10.15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all parties shall be lodged with the Borrower and the Agent.

     Section 10.16. Third Party Beneficiary. Each Participant shall be an express third party beneficiary of this Agreement to the extent the provisions of this Agreement by their terms confer upon such Participant any right or remedy and shall be entitled to rely on each representation and warranty of the Obligors hereunder and the covenants of the Obligors contained in Articles V and VI hereof as fully and with the same force and effect as if made expressly to such Participant, and the execution and delivery of its Participation Agreement to the Agent and the Tranche B Lender shall constitute such Participant's agreement to the provisions of this Agreement, the Parent Guarantee, the Subsidiary Guarantee and the Security Agreement and to be bound by the terms and conditions hereof and thereof applicable to the Participants (including, without limitation, Article IX and Sections 2.8, 2.9, 10.6, 10.13, 10.18, 10.19 and
10.20 hereof) in asserting any right or remedy hereunder.

     Section 10.17. Severability. In case any provision in or obligation under this Agreement, any Note or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 10.18. Confidentiality. Each party hereto (other than the Board) and each Participant shall, and shall procure that its respective officers, employees and agents shall, keep confidential and shall not, without the prior written consent of the other parties, disclose to any third party this Agreement, any other Loan Document or any of the information, reports or documents supplied by or on behalf of such other party not otherwise publicly available, except that a party shall be entitled to disclose this Agreement, any other Loan Document, and any such information, reports or documents:

     (i) in connection with any proceeding arising out of or in connection with this Agreement, any of the other Loan Documents, the Board Guarantee or any Participation Agreement to the extent that such party may reasonably consider necessary to protect its interest; or

     (ii) to any potential assignee or transferee of any party's rights under this Agreement or any of the Loan Documents or any Participant's rights under its Participation Agreement or any other Person proposing to enter into contractual arrangements with any party in relation to this Agreement, any of the other Loan Documents, the Board Guarantee or any Participation Agreement subject to the relevant party obtaining an undertaking from such potential assignee or transferee or other person in corresponding terms to this Section 10.18; or

     (iii) pursuant to any applicable laws, ordinances, judgments, decrees, injunctions, writs, rules, regulations, orders, interpretations, licenses, permits and orders of any competent court, arbitrator or governmental agency or authority in any relevant jurisdiction; or

     (iv) to bank examiners or any other regulatory authority or rating agencies or similar entities, if requested to do so; or

     (v) to its auditors, legal, tax or to other professional advisers; or

     (vi) to its Affiliates and their respective directors, officers, employees and agents.

     The provisions of this Section 10.18 shall survive any termination of this Agreement, any Participation Agreement or any other Loan Document or any assignment, transfer, participation or subparticipation under this Agreement or any Participation Agreement.

     Section 10.19. No Proceedings. Each of the Obligors, the Board, the Loan Administrator, the Agent, the Collateral Agent, each Participant and each Lender (other than the Primary Tranche A Lender) hereby agrees that it will not institute against, or join any other person in instituting against, the Primary Tranche A Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any other proceeding under any federal or state bankruptcy or similar law, so long as any commercial paper issued by the Primary Tranche A Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper shall have been outstanding.

     Section 10.20. Govco Administrative Agent. Each of the Obligors, the Board, the Loan Administrator, the Agent, the Collateral Agent, each Participant and each Lender acknowledges that the Govco Administrative Agent is a party hereto only in its capacity as administrative agent of the Primary Tranche A Lender and the Primary Tranche A Lender's commercial paper holders. The parties hereto agree that none of the provisions hereof shall at any time apply to or restrict the ability of the Govco Administrative Agent to resign its position of Govco Administrative Agent.

     Section 10.21. Acknowledgement Regarding Federal Authority.

     (a) Each of the parties hereto and each of the Participants acknowledges and agrees that:

     (i) the operations and assets of the Obligors and their Subsidiaries (including, without limitation, Aircraft Related Equipment and other assets that constitute Collateral) are subject, directly and indirectly, to the actions, inaction and policies of various Governmental Authorities, including, in particular but without limitation, the United States Department of Transportation (of which the Federal Aviation Administration is a component) and the United States Department of Justice;

     (ii)  Governmental  Authorities,  in  discharging  their current and future statutory or regulatory responsibilities, may act, decline to act, or adopt policies resulting in material adverse effects on (A) the business, condition (financial or otherwise), operations, performance, prospects, assets or properties of the Obligors and their Subsidiaries, (B) the ability of the Obligors and their Subsidiaries to perform their payment or other material obligations under the Loan Documents, and (C) the value of the Collateral or the practical ability of the Collateral Agent to realize such value in the event of a Default or an Event of Default;

     (iii) no Governmental Authority, in discharging its statutory or regulatory responsibilities, has or shall have any obligation whatsoever to either of the Obligors, any of their Subsidiaries, or to any secured party by reason of such Governmental Authority's representation on the Board, the Board's issuance of the Board Guarantee, or the Board's participation as a party to the other Loan Documents, to consider the potential that any of the material adverse effects referred to in clause (ii) above may result from such Governmental Authority's discharge of its statutory or regulatory responsibilities; and

     (iv) neither the Board, in discharging its rights and responsibilities, or in exercising its discretion, under the Act, the Regulations, the Board Guarantee or the other Loan Documents, nor any of the Board's members, acting in their capacities as such, has or shall have any obligation whatsoever to either of the Obligors, any of their Subsidiaries or to any of the secured parties to take any action in connection with a Governmental Authority's discharge of its statutory or regulatory responsibilities which may have any of the material adverse effects referred to in clause (ii) above, and the Board may not take any action depriving a Governmental Authority of its rights and powers to discharge its statutory and regulatory responsibilities in any manner that may have any of the material adverse effects referred to in clause (ii) above.

     (b) Without limiting the generality of the foregoing, the parties and the Participants acknowledge and agree that (i) the Department of Transportation, through the Federal Aviation Administration, has broad authority under Title 49 of the United States Code to regulate the use of the navigable airspace of the United States so as to ensure its safe and efficient utilization, (ii) the exercise of such authority may substantially impair or eliminate altogether the utility to the Obligors and their Subsidiaries and value to the secured parties of Aircraft Related Equipment pledged as Collateral and other assets of the Obligors and their Subsidiaries such as gates and slots utilized at airports, and (iii) no assurance, express or implied, has been given by any Governmental Authority, including the Board, to the Obligors or to any secured party, nor has either of the Obligors or any secured party relied upon any such assurance, with respect to any future action, inaction or policy of the Federal Aviation Administration or any other Governmental Authority relating to any such Collateral or other assets.

     (c) Nothing in this Section 10.21 shall be construed to limit or otherwise affect the Board's obligations under the Board Guarantee.

     Section 10.22. Cumulative Rights and Remedies. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by respective officers thereunto duly authorized, as of the date first above written.

                            AMERICAN TRANS AIR, INC.

                       By:   /s/ Kenneth K. Wolff
                          Name:  Kenneth K. Wolff
                          Title: Executive Vice President & CFO


                       ATA HOLDINGS corp.

                       By:   /s/ Kenneth K. Wolff
                          Name:  Kenneth K. Wolff
                          Title: Executive Vice President & CFO


                       GOVCO INCORPORATED,
                       as Primary Tranche A Lender

                       By:  Citicorp North America, Inc., as its
                       attorney-in-fact and administrative
                       agent

                       By:   /s/ P.A. Botticelli
                          Name:  Patrick Botticelli
                          Title: Managing Director


                       CITIBANK, N.A.,
                       as Alternate Tranche A Lender

                       By:   /s/ AE Kyong Chung
                          Name:  AE Kyong Chung
                          Title: Director


                       CITICORP NORTH AMERICA, INC.,
                       as Govco Administrative Agent

                       By:    /s/Patrick Botticelli
                          Name:  Patrick Botticelli
                          Title: Managing Director


                       CITIBANK, N.A.,
                       as Tranche B Lender

                       By:   /s/ Gaylord C. Holmes
                          Name:  Gaylord C. Holmes
                          Title: Director

                       CITIBANK, N.A.,
                       as Collateral Agent

                       By:   /s/ Edward Morelli
                          Name:  Edward C. Morelli
                          Title: Vice President


                       BEARINGPOINT, INC.,
                       as Loan Administrator

                       By:   /s/ Timothy F. Kenny
                          Name:  Timothy F. Kenny
                          Title: Financial Services Consultant


                       CITIBANK, N.A.,
                       as Agent

                       By:   /s/ AE Kyong Chung
                          Name:  AE Kyong Chung
                          Title: Director


                       AIR TRANSPORTATION STABILIZATION BOARD

                       By:   /s/ Daniel G. Montgomery
                          Name:  Daniel G. Montgomery
                          Title: Executive Director

                                    Exhibit A

                        FORM OF ASSIGNMENT AND ACCEPTANCE

     Assignment   and   Acceptance   dated  as  of   _________,   ____   between
______________ (the "Assignor") and ______________ (the "Assignee").

     Reference is made to the Loan Agreement, dated as of November 20, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Borrower, the Parent, Govco Incorporated, as Primary Tranche A Lender, Citibank, N.A., as Alternate Tranche A Lender, Tranche B Lender and as Agent, Citicorp North America, Inc., as Govco Administrative Agent, BearingPoint, Inc., as the Loan Administrator, Citibank, N.A., as the Collateral Agent and Air Transportation Stabilization Board. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement.

                  The Assignor and the Assignee hereby agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, [all of] [a __% interest in] the Assignor's rights and obligations under the Loan Agreement and the [Tranche A/Tranche B] Note. The principal amount of the portion of [Tranche A/Tranche B] of the Loan and the [Tranche A/Tranche B] Note assigned to the Assignee are set forth in Section 1 of Schedule I [and the principal amount of [Tranche A/Tranche B] of the Loan and the [Tranche A/Tranche B] Note retained by the Assignor after giving effect to such sale and assignment are set forth in Section 2 of Schedule I.].

     2. The Assignor (i) represents and warrants that[, subject to the rights of any participant,] it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan
Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Loan Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto.

     3. The Assignee (i) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (ii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender; (iv) represents and warrants that it is an Eligible Lender; (v) confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; and (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof.

     4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Agent [(with a copy to the Board)]1 for acceptance and recording by the Agent, together with an assignment fee of [...***...]. The effective date of this Assignment and Acceptance shall be __________ [or such later date as of which the Board shall have consented to the sale and assignment of [all of] [a __% interest in] the Assignor's rights and obligations under the Loan Agreement and the Tranche A Note to the Assignee as provided herein and as evidenced by its signed confirmation thereof set forth on the signature pages hereof (the "Effective Date")]2.

     5. Upon such acceptance and recording by the Agent, then, as of the Effective Date, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations under the Loan Agreement of a Lender and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights (except those which survive the payment in full of the Obligations) other than those relating to events or circumstances occurring prior to the Effective Date and be released from its obligations under the Loan Documents.

     6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Loan Documents in respect of the interest assigned hereby (i) to or for the account of the Assignee, in the case of amounts accrued with respect to any period on or after the Effective Date, and (ii) to or for the account of the Assignor, in the case of amounts accrued with respect to any period prior to the Effective Date.

     7. This Assignment and Acceptance shall be governed by, and be construed in accordance with, the law of the State of New York.

     8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be

                                             ***Confidential Treatment Requested
deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

     In Witness  Whereof,  the parties  hereto have caused this  Assignment  and
Acceptance  to  be  executed  by  their  respective   officers   thereunto  duly
authorized, as of the date first above written.

                                                     [Assignor]



                         By:___________________________
                            Name:
                            Title:


                            [Assignee]

                         By:___________________________
                             Name:
                             Title:

                             Lending  Office (and
                               address for
                                notices):


                                                     [Address]


Accepted this               day
              -------------
of                         , ____
   ------------------------

[               ],
as Agent


By: ____________________
     Name:
     Title:


[The Board hereby confirms its consent to this Assignment and Acceptance in accordance with the provisions of Section 10.2 of the Loan Agreement]3

Air Transportation Stabilization Board

By: ______________________
     Name:
     Title:

                                   Schedule I
                                       to
                            Assignment and Acceptance

Section 1.

Aggregate Outstanding Principal Amount of
[Tranche A/Tranche B] of the Loan and of the
[Tranche A/Tranche B] Note Assigned to Assignee:     $
                                                      --------------------


Section 2.

Aggregate Outstanding Principal Amount of
[Tranche A/Tranche B] of the Loan and of the
[Tranche A/Tranche B] Note retained by Assignor:     $
                                                      --------------------

                                   EXHIBIT B1

                             FORM OF TRANCHE A NOTE


                                                New York, New York
$_____________                                  November [_], 2002

     FOR VALUE RECEIVED, the undersigned AMERICAN TRANS AIR, INC., an Indiana corporation (the "Borrower"), hereby promises to pay to CITIBANK, N.A. as Agent, for the account of the Tranche A Lenders, the principal amount set forth above, or, if less, the aggregate unpaid principal amount of Tranche A of the Loan, payable at such times, and in such amounts, as are specified in the Loan Agreement. The Borrower hereby promises to pay interest on the unpaid principal amount of Tranche A of the Loan from the date hereof until such principal amount is paid in full, at the rate or rates, and payable at such times as are specified in the Loan Agreement.

     This Tranche A Note shall be payable at the principal office of the Agent presently located at 399 Park Avenue in New York City.

     This Tranche A Note is the "Tranche A Note" referred to in that certain Loan Agreement, dated as of November 20, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Borrower, the Parent, Govco Incorporated, as Primary Tranche A Lender, Citibank, N.A., as Alternate Tranche A Lender, Tranche B Lender and as Agent, Citicorp North America, Inc., as Govco Administrative Agent, BearingPoint, Inc., as the Loan Administrator, Citibank, N.A., as the Collateral Agent and Air Transportation Stabilization Board and entitled to the benefits thereof and of the Security Agreement. Capitalized terms used herein and not defined herein are used herein as defined in the Loan Agreement.

     Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrower. This Tranche A Note may be prepaid solely as provided in the Loan Agreement and may be accelerated in whole or in part as provided in the Loan Agreement.

     This Tranche A Note shall be governed by, and construed in accordance with, the law of the State of New York; provided, that in the event the Board becomes a Tranche A Lender pursuant to the Board Guarantee, the rights and obligations of the Board hereunder shall be governed by, and construed in accordance with, the Federal law of the United States of America, if and to the extent such Federal law is applicable, and otherwise in accordance with the law of the State of New York.

     IN WITNESS WHEREOF, the Borrower has caused this Tranche A Note to be executed and delivered by its duly authorized officer as of the date and at the place set forth above.


                                      AMERICAN TRANS AIR, INC.

                                      By:  ____________________________
                                      Name:
                                      Title:

THIS TRANCHE B NOTE CONTAINS ORIGINAL ISSUE DISCOUNT AS DEFINED IN SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. YOU MAY CONTACT THE CHIEF FINANCIAL OFFICER OF ATA HOLDINGS CORP. AT 7337 WEST WASHINGTON STREET, INDIANAPOLIS, INDIANA 46251 IN ORDER TO OBTAIN THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, AND THE YIELD TO MATURITY OF THIS NOTE.

                                   EXHIBIT B2

                             FORM OF TRANCHE B NOTE


                                                              New York, New York
$_______________                                              November [_], 2002

     FOR VALUE RECEIVED, the undersigned AMERICAN TRANS AIR, INC., an Indiana corporation (the "Borrower"), hereby promises to pay to CITIBANK, N.A. as Agent, for the account of the Tranche B Lender, the principal amount set forth above, or, if less, the aggregate unpaid principal amount of Tranche B of the Loan, payable at such times, and in such amounts, as are specified in the Loan Agreement. The Borrower hereby promises to pay interest on the unpaid principal amount of Tranche B of the Loan from the date hereof until such principal amount is paid in full, at the rate or rates, and payable at such times as are specified in the Loan Agreement.

     This Tranche B Note shall be payable at the principal office of the Agent presently located at 399 Park Avenue in New York City.

     This Tranche B Note is the "Tranche B Note" referred to in that certain Loan Agreement, dated as of November 20, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Borrower, the Parent, Govco Incorporated, as Primary Tranche A Lender, Citibank, N.A., as Alternate Tranche A Lender, Tranche B Lender and as Agent, Citicorp North America, Inc., as Govco Administrative Agent, BearingPoint, Inc., as the Loan Administrator, Citibank, N.A. as the Collateral Agent and Air Transportation Stabilization Board and entitled to the benefits thereof and of the Security Agreement. Capitalized terms used herein and not defined herein are used herein as defined in the Loan Agreement.

     Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrower. This Tranche B Note may be prepaid solely as provided in the Loan Agreement and may be accelerated in whole or in part as provided in the Loan Agreement.

     This Tranche B Note shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the Borrower has caused this Tranche B Note to be executed and delivered by its duly authorized officer as of the date and at the place set forth above.


                                       AMERICAN TRANS AIR, INC.

                                       By:  ______________________
                                      Name:
                                      Title:

                                    EXHIBIT C

                           FORM OF NOTICE OF BORROWING

Citibank, N.A.,
    as Agent under the Loan Agreement
    referred to below
399 Park Avenue,
New York, New York 10043
                                                              November [_], 2002

     Re: AMERICAN TRANS AIR, INC. (the "Borrower")

     Reference is made to the Loan Agreement, dated as of November 20, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Borrower, the Parent, Govco Incorporated, as Primary Tranche A Lender, Citibank, N.A., as Alternate Tranche A Lender, Tranche B Lender and as Agent, Citicorp North America, Inc., as Govco Administrative Agent, BearingPoint, Inc., as the Loan Administrator, Citibank, N.A., as the Collateral Agent and Air Transportation Stabilization Board. Capitalized terms used herein and not otherwise defined herein are used herein as therein defined.

     The Borrower hereby gives you irrevocable notice, pursuant to Section 2.2 of the Loan Agreement, that the undersigned hereby requests a Borrowing under the Loan Agreement and, in that connection, sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.2 of the Loan Agreement:

     (i) The date of the Proposed Borrowing is November [__], 2002 (the "Closing Date").

     (ii) The aggregate amount of the Proposed Borrowing is $--------.

     The undersigned hereby certifies that the following statements are true on the date hereof and shall be true on the Closing Date both before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom:

     (i) the representations, warranties and certifications set forth in Article IV of the Loan Agreement, in the other Loan Documents and the Application and any other document, certificate or written statement delivered in connection therewith are true and correct on and as of the Closing Date before and after giving effect to the Borrowing and to the application of the proceeds therefrom, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; and

     (ii) no Event of Default or event which, with the giving of notice or passage of time or both, would be an Event of Default, has occurred and is continuing on the Closing Date, or would result from the Borrowing after giving effect to the Borrowing and the application of the proceeds therefrom.

                            AMERICAN TRANS AIR, INC.


                           By: _______________________
                           Name:
                           Title:    [Chief Financial Officer/President/
                                      Chief Executive Officer]

                                    EXHIBIT D

                             FORM OF BOARD GUARANTEE

                                    EXHIBIT E

                         FORM OF PARTICIPATION AGREEMENT

                                    EXHIBIT F

                            FORM OF WARRANT AGREEMENT

                                    EXHIBIT G

                           FORM OF SECURITY AGREEMENT

                                    EXHIBIT H

                      FORM OF COLLATERAL VALUE CERTIFICATE

     Reference is made to the Loan Agreement dated as of November 20, 2002 among American Trans Air, Inc. (the "Borrower"), ATA Holdings Corp., Govco Incorporated, as Primary Tranche A Lender, Citibank, N.A., as Alternate Tranche A Lender, Tranche B Lender and Agent, Citicorp North America, Inc., as Govco Administrative Agent, BearingPoint, Inc., as Loan Administrator, Citibank, N.A., as the Collateral Agent and the Air Transportation Stabilization Board (as the same may be amended, restated or supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

     The undersigned, being the _________________ of Borrower, does hereby certify as of the date hereof, that the Collateral Value is as follows:

-------------------------------------       -----------------------------------
1. Appraised Collateral [(other than        Appraised Value [market value (in
Pledged Spare Parts) for the Collateral     the case of the Collateral Value
ValueCertificate delivered on the           Certificate delivered on the Closing
Closing Date]                               Date)] less Ineligible Assets
                                            identified on Schedule I
                                            hereto (as shown on the
                                            Appraisal Report(s) attached
                                            hereto):



2.  Eligible Accounts                      Value of Eligible Accounts
                                           (computed in accordance with
                                           the definition of Eligible
                                           Accounts, as further reflected
                                           on the attachment hereto) x
                                           85%:

3.  Pledged Spare Parts [for the           Book Value of Pledged Spare Parts as
Collateral Value Certificate delivered     of September 30,  2002 [for the
on the Closing Date]                       Collateral Value Certificate
                                           delivered on the Closing Date]:



Total Collateral Value:



     In addition, the undersigned hereby certifies as of the date hereof as follows:

     1. [None of the Collateral included in the calculation of the Collateral Value is subject to any event of loss, damage or other casualty, and, to the knowledge of the undersigned, no other event has occurred and no other condition exists, that has, or would reasonably be expected to, materially adversely affect the value of such Collateral, in any such case, whether insured or not.] or

     [The Collateral identified on Schedule I hereto which is included in the calculation of the Collateral Value has suffered an event of loss, damage or other casualty (as described on such Schedule I) such that the value of such Collateral has been materially adversely affected.] or

     [An event has occurred or condition now exists that could reasonably be expected to materially adversely effect (as described on such Schedule I) the value of the Collateral identified on Schedule I hereto which is included in the calculation of the Collateral Value.]

     2. [No Value Differential exists] or [A Value Differential of $_______ exists.].

                  The undersigned hereby certifies that all statements made in this Collateral Value Certificate are true and correct as of the date hereof.

                                     AMERICAN TRANS AIR, INC.



                                     By:  _____________________
                                     Name:
                                     Title:

                                    EXHIBIT I

                          FORM OF SUBSIDIARY GUARANTEE

                                    EXHIBIT J

                            FORM OF PARENT GUARANTEE

                                    EXHIBIT K


                             CERTAIN ECONOMIC TERMS


---------------------------------------------- ---------------------------------
Insured Amount for each                        The fair market value of
        aircraft:                              such aircraft as reflected in the
                                               then most recent Appraisal Report
                                               delivered pursuant to the Loan
                                                Agreement.

Obsolete Parts Cap:                            $550,000


Minimum Liability Insurance Amount:            $750,000,000


Loss Payee Amount:                             $2,500,000


Overdue Rate:                                  Two percent per annum in excess
                                               of the Applicable
                                               Tranche B Interest Rate as in
                                               effect from time to time